UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22099

Gateway Trust

(Exact name of Registrant as specified in charter)

888 Boylston Street, Suite 800 Boston, Massachusetts 02199-8197

(Address of principal executive offices) (Zip code)

Susan McWhan Tobin, Esq.

Natixis Distribution, LLC

888 Boylston Street, Suite 800

Boston, Massachusetts 02199-8197

(Name and address of agent for service)

Registrant’s telephone number, including area code: (617) 449-2139

Date of fiscal year end: December 31

Date of reporting period: December 31, 2022

Item 1. Reports to Stockholders.

(a)	The Registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

Annual Report

December 31, 2022

Gateway Fund

Gateway Equity Call Premium Fund

Mirova Global Green Bond Fund

Mirova Global Sustainable Equity Fund

Mirova International Sustainable Equity Fund

Mirova U.S. Sustainable Equity Fund

GATEWAY FUND

Managers	Symbols

Daniel M. Ashcraft, CFA®	Class A GATEX

Michael T. Buckius, CFA®	Class C GTECX

Paul R. Stewart, CFA®*	Class N GTENX

Kenneth H. Toft, CFA®	Class Y GTEYX

Mitchell J. Trotta, CFA®

Gateway Investment Advisers, LLC

*	Effective July 1, 2022, Mr. Stewart no longer serves as a portfolio manager of the Fund.

Investment Goal

The Fund seeks to capture the majority of returns associated with equity market investments, while exposing investors to less risk than other equity investments.

Market Conditions

Inflation, war and rising interest rates all contributed to equity market losses in 2022. The year ranks as the fourth-worst return for the S&P 500® Index over the last 85 years. The S&P 500® Index posted three consecutive losing quarters and ended the year with a partial recovery. Quarterly returns of -4.60%, -16.10%, -4.88% and 7.56% suggest an incessant market slide followed by a fourth quarter rally; however, the equity market path was more roller coaster than avalanche. The first three quarters each featured double-digit drawdowns, including a 19.69% plunge from April 4 through June 16. The last two quarters featured double-digit rallies that resulted in only partial recoveries, including a 14.35% advance from October 12 through November 30. Concerns over the pace and extent of monetary tightening were a key driver of each market decline, while rallies were mostly ignited by investor hopes of a US Federal Reserve (Fed) policy pivot towards a less hawkish, if not dovish, approach to achieving lower inflation without tipping the economy into recession.

The year also ranked as one of the most volatile on record. Realized volatility for 2022, as measured by the standard deviation of daily returns for the S&P 500® Index, was 24.18%, the eighth highest reading in the past 85 years. Despite beginning the year at an intra-year closing value low of 16.60 on January 3, average implied volatility for the year, as measured by the Cboe® Volatility Index (the VIX®), was higher than realized volatility at 25.64 and ranked as the sixth highest annual average since its 1990 inception. The defining feature of implied volatility in 2022, however, was its persistently above-average readings and relatively muted responses to sharp drops in equity market value. Typically, the VIX® reaches its highest levels when the equity market is at or near its low for the year or during multi-percentage-point plunges. However, its intra-year closing high of 36.45 took place on March 7, well before the equity market reached its low for the year and in advance of the steepest portion of 2022’s bear market decline. The year featured multiple multi-percentage-point single-day declines, including nine that exceeded 3% and two that exceeded 4%, all of which occurred after the intra-year VIX® high on March 7.

Performance Results

For the 12 months ended December 31, 2022, Class Y shares of the Gateway Fund returned -11.85% at net asset value. The Fund outperformed its primary benchmark, the S&P 500® Index, which returned -18.11%, while its secondary benchmark, the Bloomberg U.S. Aggregate Bond Index, returned -13.01%.

Explanation of Fund Performance

The Fund invests in a broadly diversified portfolio of common stocks that is designed to track the performance of the S&P 500® Index, while also selling index call options and purchasing index put options. The Fund seeks to generate returns by creating cash flow through writing at-the-money index call options against the full value of its underlying equity portfolio. The written call options, premium levels of which have a high correlation to volatility, provide cash flow into the Fund, yet may limit upside participation in an equity market advance. The Fund uses some of the cash flow from index call option writing to purchase out-of-the-money index put options to mitigate sudden and severe price declines in the equity portfolio. An index call option is considered at-the-money when the price of the underlying index is the same as the option’s strike price. Additionally, an index put option is deemed out-of-the money when its strike price is below the price of the underlying index. It is the net premium-to-earn from selling index call options less the price of protective index put options that is a significant factor in determining how much participation the Fund will have in a rising market and how much downside mitigation is delivered in a declining market. In the long term, the combination of the diversified stock portfolio, steady cash flow from the sale of index call options, and downside mitigation from index put options is intended to provide the Fund with a majority of the returns associated with equity market investments while exposing investors to less risk.

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The Fund held up better than its primary benchmark for the year while achieving the risk component of its objective by exhibiting significantly less risk than the equity market, as measured by the standard deviation of daily returns. Throughout 2022, the Fund’s two-part option strategy delivered equity market participation during the periods in which the equity market advanced and downside protection during market declines. Specifically, the Fund had smaller losses than the S&P 500® Index in the first three quarters and strong participation in the fourth quarter of 2022. Additionally, from April 4 through June 16, the Fund returned -12.11% relative to the S&P 500® Index return of -19.69%, providing 7.58% of loss mitigation. From October 12 through November 30, the Fund returned 7.50% relative to the 14.35% return of the S&P 500® Index. Net gains from the Fund’s two-part option strategy provided loss mitigation during market declines, while net losses on options resulted in lagging performance during market rallies.

The Fund’s equity portfolio returned -17.93% in 2022, a performance differential of positive 0.18% versus the S&P 500® Index. Consistent with its investment objective, the measured risk of the Fund was low relative to the US equity market, as its standard deviation of daily returns for 2022 was 12.69% versus 24.18% for the S&P 500® Index.

The Fund began the year with full index put option coverage. However, as the equity market began its decline early in 2022 and implied volatility climbed, the investment team began to identify opportunities to monetize higher volatility being priced into index put contracts, preserve index put gains in the event of a sudden and sharp market recovery, and position the Fund for attractive outcomes in a wider range of market scenarios. These adjustments were made while keeping the Fund’s market exposure relatively consistent with the Fund’s historical risk profile. During the first quarter, the investment team reduced put coverage to an intra-quarter low range of 65% to 80% before incrementally adding index put options and restoring full put coverage by the quarter-end. During the second quarter, active adjustments were aimed at preserving index put gains in the event of a sudden and sharp market recovery, while maintaining the Fund’s typical risk profile. Put coverage reached an intra-quarter low range of 65% to 80%, a range that was maintained from mid-May through the end of the second quarter. In the third quarter, adjustments to put coverage were executed in an effort to position the Fund for attractive outcomes in a wide range of market scenarios while keeping the Fund’s market exposure relatively consistent. Put coverage reached an intra-quarter high range of 80% to 95% before adjustments in September brought coverage into a range of 65% to 80%, a level maintained through the end of the third quarter. During the final quarter of the year, the investment team increased put coverage to a range of 80% to 95% on October 31 and restored full put coverage on November 8, which was maintained through year-end. The increases in put coverage were executed in combination with an adjustment to existing index put positions, and the changes improved the loss mitigation potential of the index put portfolio while lowering the overall potential annualized cost of puts. Index put option contracts were traded in advance of their expirations while keeping weighted-average time to expiration relatively extended.

The Fund maintained a portfolio of written index call options on the full value of its equity holdings over the course of the year while making active adjustments to positions in response to deteriorating market conditions and opportunistically taking advantage of the higher implied volatility that was priced into longer-dated contracts to enhance cash flow potential. The term structure of volatility pricing was highly dynamic over the year and the investment team generally extended weighted-average time to expiration when term structure was steep and shortened when term structure was inverted or flat.

Outlook

Fed Chair Powell announced seven rate increases during 2022, raising the target rate for fed funds to 4.5% at the Fed’s final meeting of the year while indicating the likelihood of more increases in 2023. Returning inflation to more historically normal levels is an admirable goal; however, achieving this without causing painful economic contraction is looking increasingly difficult, as real estate is starting to cool off, the employment picture looks more uncertain, and banks are starting to tighten lending standards.

Despite a challenging economic environment, long-term investors may take comfort from the equity market’s historical resilience and tendency to deliver well-above-average returns after drawdowns exceeding 20%.

Elevated equity market volatility and higher short-term interest rates increase index call option premiums like those written by the Fund. Higher index call option premiums potentially improve the net cash flow generated by the Fund’s two-part option strategy. If current levels of volatility and interest rates persist, or move higher, net cash flow may continue to be an attractive source of lower-risk participation in a potential equity market recovery as well as provide downside protection if there are additional losses between now and the ultimate recovery of the equity market.

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GATEWAY FUND

Top Ten Holdings as of December 31, 2022

	Security Name	% of Net Assets
1	Apple, Inc.	6.18%
2	Microsoft Corp.	5.58
3	Amazon.com, Inc.	2.40
4	Alphabet, Inc., Class C	2.31
5	Berkshire Hathaway, Inc., Class B	2.11
6	UnitedHealth Group, Inc.	1.90
7	JPMorgan Chase & Co.	1.56
8	Exxon Mobil Corp.	1.55
9	Procter & Gamble Co. (The)	1.54
10	Johnson & Johnson	1.46

The portfolio is actively managed and holdings are subject to change. There is no guarantee the Fund continues to invest in the securities referenced. The holdings listed exclude any temporary cash investments, are presented on an individual security basis and do not represent holdings of the issuer.

Hypothetical Growth of $100,000 Investment in Class Y Shares4

December 31, 2012 through December 31, 2022

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Average Annual Total Returns – December 31, 20224

	1 Year	5 Years	10 Years	Life of Class N	Expense Ratios[5]
					Gross	Net

Class Y
NAV	-11.85%	2.32%	4.15%	—%	0.70%	0.70%

Class A
NAV	-12.06	2.08	3.90	—	0.95	0.94
With 5.75% Maximum Sales Charge	-17.11	0.88	3.29	—

Class C
NAV	-12.74	1.30	3.27	—	1.70	1.70
With CDSC[1]	-13.62	1.30	3.27	—

Class N (Inception 5/1/17)
NAV	-11.80	2.38	—	3.14	0.64	0.64

Comparative Performance
S&P 500® Index[2]	-18.11	9.42	12.56	10.67
Bloomberg U.S. Aggregate Bond Index[3]	-13.01	0.02	1.06	0.39

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For more recent month-end performance, visit im.natixis.com/performance. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

1

Performance for Class C shares assumes a 1% contingent deferred sales charge (“CDSC”) applied when you sell shares within one year of purchase, and includes automatic conversion to Class A shares after eight years.

2

S&P 500® Index is a widely recognized measure of U.S. stock market performance. It is an unmanaged index of 500 common stocks chosen for market size, liquidity, and industry group representation, among other factors. It also measures the performance of the large cap segment of the US equities market.

3

Bloomberg U.S. Aggregate Bond Index is a broad-based index that covers the U.S. dollar-denominated, investment-grade, fixed-rate, taxable bond market of SEC-registered securities. The index includes bonds from the Treasury, government-related, corporate, mortgage-backed securities, asset-backed securities, and collateralized mortgage-backed securities sectors.

4	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

5

Expense ratios are as shown in the Fund’s prospectus in effect as of the date of this report. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report under Ratios to Average Net Assets. Net expenses reflect contractual expense limitations set to expire on 4/30/23. When a Fund’s expenses are below the limitation, gross and net expense ratios will be the same. See Note 6 of the Notes to Financial Statements for more information about the Fund’s expense limitations.

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GATEWAY EQUITY CALL PREMIUM FUND

Managers	Symbols

Daniel M. Ashcraft, CFA®	Class A GCPAX

Michael T. Buckius, CFA®	Class C GCPCX

Kenneth H. Toft, CFA®	Class N GCPNX

Mitchell J. Trotta, CFA®	Class Y GCPYX

Gateway Investment Advisers, LLC

Investment Goal

The Fund seeks total return with less risk than U.S. equity markets.

Market Conditions

Inflation, war and rising interest rates all contributed to equity market losses in 2022. The year ranks as the fourth-worst return for the S&P 500® Index over the last 85 years. The S&P 500® Index posted three consecutive losing quarters and ended the year with a partial recovery. Quarterly returns of -4.60%, -16.10%, -4.88% and 7.56% suggest an incessant market slide followed by a fourth quarter rally; however, the equity market path was more roller coaster than avalanche. The first three quarters each featured double-digit drawdowns, including a 19.69% plunge from April 4 through June 16. The last two quarters featured double-digit rallies that resulted in only partial recoveries, including a 14.35% advance from October 12 through November 30. Concerns over the pace and extent of monetary tightening were a key driver of each market decline, while rallies were mostly ignited by investor hopes of a US Federal Reserve (Fed) policy pivot towards a less hawkish, if not dovish, approach to achieving lower inflation without tipping the economy into recession.

The year also ranked as one of the most volatile on record. Realized volatility for 2022, as measured by the standard deviation of daily returns for the S&P 500® Index, was 24.18%, the eighth highest reading in the past 85 years. Despite beginning the year at an intra-year closing value low of 16.60 on January 3, average implied volatility for the year, as measured by the Cboe® Volatility Index (the VIX®), was higher than realized volatility at 25.64 and ranked as the sixth highest annual average since its 1990 inception. The defining feature of implied volatility in 2022, however, was its persistently above-average readings and relatively muted responses to sharp drops in equity market value. Typically, the VIX® reaches its highest levels when the equity market is at or near its low for the year or during multi-percentage-point plunges. However, its intra-year closing high of 36.45 took place on March 7, well before the equity market reached its low for the year and in advance of the steepest portion of 2022’s bear market decline. The year featured multiple multi-percentage-point single-day declines, including nine that exceeded 3% and two that exceeded 4%, all of which occurred after the intra-year VIX® high on March 7.

Performance Results

For the 12 months ended December 31, 2022, Class Y shares of the Gateway Equity Call Premium Fund returned -11.48% at net asset value. The Fund underperformed its primary benchmark, the Cboe® S&P 500 BuyWriteSM Index (BXMSM), which returned -11.37%. The Fund outperformed its secondary benchmark, the S&P 500® Index, which returned -18.11%.

Explanation of Fund Performance

The Fund invests in a broadly diversified portfolio of common stocks that is designed to track the performance of the S&P 500® Index and support its index option-based risk management strategy as efficiently as possible while seeking to enhance the Fund’s after-tax total return. The Fund seeks to generate returns by writing at- and near-the-money index call options against the full value of its underlying equity portfolio. The steady cash flow from call option writing is intended to be an important source of the Fund’s return, although it reduces the Fund’s ability to profit from increases in the value of its equity portfolio. The index call options written by the Fund often have similar characteristics to the single index call option present in the BXMSM at any given time. However, unlike the BXMSM, the Fund employs an active strategy that gives its management team discretion to diversify expiration dates and strike prices across a portfolio of index call options and to opportunistically pursue attractive call premiums while maintaining a relatively consistent risk profile.

The Fund slightly underperformed its primary benchmark for the period, despite posting better quarterly results than the BXMSM in each of the last three quarters of the year, while achieving the risk component of its objective by exhibiting less risk than the equity market. Underperformance came during the equity market drawdown period of January 3 through March 8, in which the S&P 500® Index returned -12.82% while the BXMSM and the Fund returned -6.03% and -9.14%, respectively. The Fund’s active and diversified approach resulted in a typical amount of market exposure over the course of the drawdown while the rules-based timing of the BXMSM’s replacement of its single written index call option contract resulted in the BXMSM having less exposure to the market

5  |

decline than usual. From March 8 through December 31, the Fund returned -3.16% while the BXMSM and the S&P 500® Index returned -5.94% and -6.67%, respectively.

The Fund’s diversified and active index call option writing approach generated risk-reducing cash flow throughout 2022 while delivering loss mitigation during market declines and strong participation during periods of equity market rebound. Specifically, with quarterly returns of -3.49%, -10.40%, -4.99% and 7.74%, the Fund had smaller losses than the S&P 500® Index in the first two quarters, slightly underperformed in the third quarter and outperformed in the final quarter of the year.

The Fund’s active approach was beneficial during periods of market advance where it was able to outperform its primary benchmark. Specifically, during the equity market’s climb from June 16 through August 16, the Fund returned 11.02% compared to the BXMSM return of 6.57%. Active adjustments to the Fund’s index call option portfolio were also beneficial in generating outperformance relative to the BXMSM during the equity market advance from October 12 through November 30 during which time the Fund rose 10.43% compared to the 8.14% of the BXMSM.

The Fund’s equity portfolio returned -17.91% for the year, a performance differential of positive 0.20% versus the S&P 500® Index. The measured risk of the Fund was lower than that of the US equity market and similar to the BXMSM, as its standard deviation of daily returns for 2022 was 16.84%, versus 24.18% and 16.12% for the S&P 500® Index and the BXMSM, respectively.

Outlook

Fed Chair Powell announced seven rate increases during 2022, raising the target rate for fed funds to 4.5% at the Fed’s final meeting of the year while indicating the likelihood of more increases in 2023. Returning inflation to more historically normal levels is an admirable goal; however, achieving this without causing painful economic contraction is looking increasingly difficult, as real estate is starting to cool off, the employment picture looks more uncertain, and banks are starting to tighten lending standards.

Despite a challenging economic environment, long-term investors may take comfort from the equity market’s historical resilience and tendency to deliver well-above-average returns after drawdowns exceeding 20%.

Elevated equity market volatility and higher short-term interest rates increase index call option premiums like those written by the Fund. Higher index call option premiums potentially improve the net cash flow generated by the Fund’s option writing strategy. If current levels of volatility and interest rates persist, or move higher, net cash flow may continue to be an attractive source of lower-risk participation in a potential equity market recovery as well as provide downside protection if there are additional losses between now and the ultimate recovery of the equity market.

Top Ten Holdings as of December 31, 2022

	Security Name	% of Net Assets
1	Apple, Inc.	6.20%
2	Microsoft Corp.	5.80
3	Amazon.com, Inc.	2.37
4	Alphabet, Inc., Class C	2.27
5	Berkshire Hathaway, Inc., Class B	2.21
6	UnitedHealth Group, Inc.	1.73
7	Exxon Mobil Corp.	1.57
8	Johnson & Johnson	1.54
9	Procter & Gamble Co. (The)	1.48
10	JPMorgan Chase & Co.	1.35

The portfolio is actively managed and holdings are subject to change. There is no guarantee the Fund continues to invest in the securities referenced. The holdings listed exclude any temporary cash investments, are presented on an individual security basis and do not represent holdings of the issuer.

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GATEWAY EQUITY CALL PREMIUM FUND

Hypothetical Growth of $100,000 Investment in Class Y Shares4

September 30, 2014 (inception) through December 31, 2022

7  |

Average Annual Total Returns – December 31, 20224

	1 Year	5 Years			Expense Ratios[5]
			Life of Class		Gross	Net

Class Y (Inception 9/30/14)			Class Y/A/C	Class N
NAV	-11.48%	4.81%	5.82%	—%	0.92%	0.68%

Class A (Inception 9/30/14)
NAV	-11.77	4.56	5.55	—	1.17	0.93
With 5.75% Maximum Sales Charge	-16.86	3.32	4.79	—

Class C (Inception 9/30/14)
NAV	-12.36	3.78	4.79	—	1.93	1.68
With CDSC[1]	-13.24	3.78	4.79	—

Class N (Inception 5/1/17)
NAV	-11.51	4.84	—	5.59	1.05	0.63

Comparative Performance
Cboe® S&P 500 BuyWriteSM Index (BXMSM)[2]	-11.37	2.73	4.56	3.73
S&P 500® Index[3]	-18.11	9.42	10.44	10.67

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit im.natixis.com/performance. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

1

Performance for Class C shares assumes a 1% contingent deferred sales charge (“CDSC”) applied when you sell shares within one year of purchase, and includes automatic conversion to Class A shares after eight years.

2

Cboe® S&P 500 BuyWriteSM Index (BXMSM) is a benchmark index designed to track the performance of a hypothetical buy-write strategy on the S&P 500® Index. The BXM is a passive total return index based on (1) buying an S&P 500 stock index portfolio, and (2) “writing” (or selling) the near-term S&P 500® Index (SPXSM) “covered” call option, generally on the third Friday of each month. The SPX call written will have about one month remaining to expiration, with an exercise price just above the prevailing index level (i.e., slightly out of the money). The SPX call is held until expiration and cash settled, at which time a new one-month, near-the-money call is written.

3

S&P 500® Index is a widely recognized measure of U.S. stock market performance. It is an unmanaged index of 500 common stocks chosen for market size, liquidity, and industry group representation, among other factors. It also measures the performance of the large cap segment of the US equities market.

4	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

5

Expense ratios are as shown in the Fund’s prospectus in effect as of the date of this report. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report under Ratios to Average Net Assets. Net expenses reflect contractual expense limitations set to expire on 4/30/23. When a Fund’s expenses are below the limitation, gross and net expense ratios will be the same. See Note 6 of the Notes to Financial Statements for more information about the Fund’s expense limitations.

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MIROVA GLOBAL GREEN BOND FUND

Managers	Symbols

Marc Briand	Class A MGGAX

Charles Portier	Class N MGGNX

Bertrand Rocher	Class Y MGGYX

Mirova US LLC

Investment Goal

The Fund seeks to provide total return, through a combination of capital appreciation and current income, by investing in green bonds.

Market Conditions

The year 2022 marked the collective realization that many factors could no longer be considered as established: This is the case with peace in Europe, and consequently, unlimited access to energy, and low inflation.

At the beginning of the year, central banks therefore changed their tone one after the other, suggesting monetary tightening earlier and stronger than initially expected. The conflict in Ukraine was initiated and then deepened, and discussions around an embargo on Russian oil in Europe reinforced the lasting nature of its impact on price increases, further reinforcing this need for monetary tightening, even if it meant eroding the potential for economic growth.

The zero-Covid strategy in China also penalized risky assets throughout the year. The lockdown slowed activity both in the country and internationally, aggravating fears of inflation peaks linked to a slowdown, if not a halt, in production chains.

The second half of the year was therefore quite logically that of rate hikes by central banks with magnitudes rarely seen in the last three decades in financial markets: 0.75% for the European Central Bank (ECB) and the US Federal Reserve (Fed), the Bank of Canada, the Swiss National Bank and even 1% from Sweden’s Riksbank.

At the end of the year, investors were looking for the “pivot” in monetary policy, but this did not seem to be on the agenda despite the first signs of slowing inflation. The fight against inflation will therefore continue, with undoubtedly less intensity, but over a longer period of time.

Performance Results

For the 12 months ending December 31, 2022, Class Y shares of the Mirova Global Green Bond Fund returned -16.45% at net asset value. The Fund outperformed its benchmark, the Bloomberg MSCI Global Green Bond Index – USD Hedged, which returned -17.01%.

Explanation of Fund Performance

During 2022, allocation had a positive impact on performance relative to the benchmark, due to an overweight position in corporates versus government-related and sovereigns. Credit spreads widened from January until October and offered opportunities to reinforce the credit exposure in the Fund; we increased exposure in the capital goods, utility, telecommunication and cyclical sub-sectors. Credit exposure increased from an 8% overweight versus the index at the end of 2021 to an overweight of 24% by the end of 2022.

Security selection detracted from relative performance, mainly within the corporate sector. The largest individual detractors were among the corporate holdings: Citycon, Faurecia, and Ford Motor Company. These are high-beta issuances, which underperformed in the context of a “risk-off” environment.

The duration and yield curve strategy of the Fund added value relative to the benchmark as the Fund had shorter duration positioning on both the US and euro zone.

Outlook

Since the first half of 2022, we believed the question was no longer so much about whether there would be a recession on both sides of the Atlantic and in China, but i) how deep and how long the recession would be, and ii) from when it would start curbing inflation. We also believed that the United States would be able to stabilize and then lower inflation without degrading economic growth potential too much, particularly thanks to the better responsiveness of the Fed. We now consider that North America may even avoid a recession, but the situation seems much more difficult for Europe. This is partly because of the ECB’s procrastination due to less room to maneuver, which requires it to find alternative tools such as the TPI (Transmission Protection Instrument) dedicated to supporting Italy and thus preserving the euro. We also long insisted that even if inflation was to stop accelerating, households would

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probably find it hard to absorb it without slashing discretionary spending. We still believe this will weigh on economic prospects in the euro zone.

At the same time, the conflict in Ukraine continues with the markets appearing to not pay much attention to it: It was a neglect on their part because the very successful counteroffensive of the Ukrainian armed forces towards Kharkov was in our view opening a new phase, paradoxically far more dangerous, in particular due to the increased political pressure towards Vladimir Putin, forced to employ increased means to move towards a total war pattern, which the latest events have unfortunately confirmed. We still do not claim to know what the outcome will be, but we reiterate that the level of risk is rising significantly with potentially daunting consequences for Europe. In other words, the dichotomy we were already seeing settling between Europe and North America will become more intense. We have long argued rates would not necessarily fall there, however, as the ECB has to maintain the value of the euro to mitigate the effects of tension on commodity prices, especially given the Fed’s dedication to hike rates: We maintain this stance.

Hypothetical Growth of $100,000 Investment in Class Y Shares2

February 28, 2017 (inception) through December 31, 2022

See notes to chart on page 11.

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MIROVA GLOBAL GREEN BOND FUND

Average Annual Total Returns – December 31, 20222

	1 Year	5 Year	Life of Fund	Expense Ratios[3]
				Gross	Net

Class Y (Inception 2/28/17)
NAV	-16.45%	-0.66%	-0.28%	1.14%	0.69%

Class A (Inception 2/28/17)
NAV	-16.73	-0.92	-0.55	1.39	0.94
With 4.25% Maximum Sales Charge	-20.27	-1.78	-1.28

Class N (Inception 2/28/17)
NAV	-16.42	-0.62	-0.23	1.03	0.64

Comparative Performance
Bloomberg MSCI Global Green Bond Index – USD Hedged[1]	-17.01	-0.65	-0.05

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit im.natixis.com/performance. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

1

Bloomberg MSCI Global Green Bond Index – USD Hedged provides a broad-based measure of global fixed-income securities issued to fund projects with direct environmental benefits according to MSCI ESG Research’s green bond criteria. The green bonds are primarily investment-grade, or may be classified by other sources when bond ratings are not available. The Index may include green bonds from the corporate, securitized, Treasury, or government-related sectors.

2	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

3

Expense ratios are as shown in the Fund’s prospectus in effect as of the date of this report. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report under Ratios to Average Net Assets. Net expenses reflect contractual expense limitations set to expire on 4/30/23. When a Fund’s expenses are below the limitation, gross and net expense ratios will be the same. See Note 6 of the Notes to Financial Statements for more information about the Fund’s expense limitations.

11  |

MIROVA GLOBAL SUSTAINABLE EQUITY FUND

Managers	Symbols

Jens Peers, CFA®	Class A ESGMX

Hua Cheng, PhD, CFA®	Class C ESGCX

Amber Fairbanks, CFA®*	Class N ESGNX

Soliane Varlet**	Class Y ESGYX

Mirova US LLC

*	Effective December 23, 2022, Ms. Fairbanks no longer serves as portfolio manager of the Fund.

**	Effective December 27, 2022, Ms. Varlet serves as portfolio manager of the Fund.

Investment Goal

The Fund seeks long-term capital appreciation.

Market Conditions

2022 proved to be a volatile year for global equity markets, with broad market indexes declining in each of the first three quarters of the year – the first time since the Great Financial Crisis global equities posted losses three quarters in a row. As inflation reached multi-decade highs, many central banks globally raised interest rates to fight inflation, global supply chains remained constrained, and geopolitical tensions remained high in Europe (Russia’s war) and Asia. While the consumer generally remained strong, recession fears became more in focus toward the end of the year, as it was clear that central bankers were willing to accept slowing economic growth and possible recession in order to curb inflation. The European economy was under increased pressure as the region grappled with surging energy and food prices as a result of the Russia/Ukraine conflict. While many European governments ordered the resumption of certain coal- and oil-based power utility operations in an effort to ensure energy supply security in the short term, the longer-term energy transition remains intact, and was likely strengthened as a result of the Russia/Ukraine conflict, as the need for Europe to move toward energy independence was reinforced and alternative energy will need to be a part of that. In the US, the Inflation Reduction Act (IRA) was signed into law in August, which includes historic climate legislation, setting aside ~$400bn for climate and clean energy-related initiatives. Global equity markets ended the year on a more positive, albeit still volatile, note as central bankers took on a more dovish tone, pressure was reduced on energy supplies due to Europe’s mild start to the winter, investors reacted to the potential easing of Covid restrictions in China, and global supply chain constraints eased somewhat.

As a result of high inflation and rising interest rates, longer-duration, growth-oriented stocks underperformed for the year as future cash flows are worth less in a higher rate environment. In terms of sector performance, traditional Energy outperformed strongly during the year, particularly following Russia’s invasion of Ukraine, driven by supply constraints and strong ongoing demand. Traditionally defensive sectors like Utilities, Health Care and Consumer Staples also held up better than the broad market amid growth and recession fears. The Communication Services, Consumer Discretionary and Information Technology sectors performed worst as longer-duration growth stocks underperformed on rising interest rates. By geography, developed markets generally outperformed emerging markets, while, in developed markets, European equities underperformed the US for most of the year given the difficult economic and geopolitical backdrop. European equities outperformed US markets to finish the year, as US markets were held back following weaker-than-expected third-quarter earnings and forward guidance for many of the widely held US large-cap tech and consumer names. European names saw some relief, supported by already depressed valuations, and as investors reacted to softer inflation data and a mild start to the European winter – a positive for energy supplies.

Performance Results

For the 12 months ending December 31, 2022, Class Y shares of the Mirova Global Sustainable Equity Fund returned -22.33% at net asset value. The Fund underperformed its benchmark, the MSCI World Index (Net), which returned -18.14%.

Explanation of Fund Performance

Underperformance relative to the benchmark during the period was driven mainly by security selection within the Materials and Financials sectors. More broadly, the portfolio’s lack of exposure to the traditional Energy sector was a relative detractor given the sector’s strong performance relative to the broad market. The strategy’s focus on long-term secular trends around the environment, technology, demographics, and governance often results in a growth bias to the portfolio, and many longer-duration stocks in the portfolio sold off during the year. The portfolio’s overweight to the Information Technology sector detracted as a result as well.

In terms of security selection, within the Materials sector, Ecolab was the largest relative detractor, with the majority of the stock’s year-to-date underperformance occurring during the first two months of the year after the company issued poor guidance indicating their end markets in hospitality had not fully recovered from Covid. Within Materials, the market also rotated into more cyclically exposed, lower quality companies that were expected to benefit from rising commodity prices, such as metals & mining where the portfolio has no

|  12

MIROVA GLOBAL SUSTAINABLE EQUITY FUND

exposure. Within Financials, Signature Bank was the largest relative detractor due in part to the macro backdrop and in part to digital asset volatility and investors’ reaction to this volatility. While the company is not involved in digital assets directly, a portion of its customers’ deposits is tied to the digital asset industry, and the company’s stock price came under pressure as a result of this reaction.

The worst performers overall for the period were Orpea and Signature Bank. French owner and operator of elderly care homes Orpea was a company that we had been actively engaging with following controversies that came to light in January 2022 including mistreatment of patients and misallocation of public funds. We proposed that it become a mission-driven company under French law to improve transparency and its HR policy, thus helping employees improve their care for the elderly. We had seen positive early signs from the new management team. From a portfolio management perspective, our initial rationale to invest in Orpea was its position as a global leader in elderly care and nursing home facilities – an incredibly important space with excellent long-term opportunities. Valuation was very attractive when the position was initiated, and we continued to see upside potential in the stock following the controversy coming to light based on updated valuation models. Even in our worst-case scenario, there was a slight upside. Financially, we still were motivated to maintain the position while we waited to see improvement as a result of our engagement efforts. Unfortunately, that changed when Orpea issued preliminary first-half results in September, which showed a decline in the company’s financial performance that was expected to continue for the second half of the year. At the same time, the company needed to confirm whether debt covenants could be met. While engagement with the company continued to be important from an ESG perspective, from a financial perspective we were not willing to hold the risk in the portfolio. As a result of low liquidity and higher risk, we ultimately decided to remove Orpea from the portfolio in September.

Contributors to relative results included the portfolio’s underweight to the Communications Services sector, the worst-performing sector in the index, as well as the overweight to the more defensive Health Care and Utilities sectors. Security selection in Information Technology was also additive. Within Information Technology, Mastercard and Visa were the top relative contributors as both stocks held up much better than the broader sector throughout the year.

The best performers overall for the period were global leaders on diabetes and obesity treatments Eli Lilly and Novo Nordisk. Eli Lilly performed well on continued optimism on the opportunity related to the company’s novel treatment for diabetes and obesity as well as positive results from Biogen’s late-stage studies on its Alzheimer’s disease treatment. Novo Nordisk performed well given its robust core business in diabetes and obesity with expected double-digit revenue growth and encouraging ongoing trials.

Finally, while the portfolio’s overweight to Europe and underweight to the US detracted from relative results during the earlier part of the period, underperformance of US equities in the last few months of the year led to a net positive impact overall for the full year.

We made several adjustments to the portfolio during the year, and broadly believe the portfolio is composed of high-quality companies that are well positioned to address long-term secular trends and are trading at very attractive valuations. During the year, we exited positions in Oracle, Geberit, Valeo, Allianz, Orpea, and Prudential plc., and initiated positions in Mercedes-Benz, Credit Agricole, Verizon, SVB Financial, Deere, and Edwards Lifesciences.

Outlook

Looking ahead to 2023, we expect continued volatility in equity markets, driven by many of the same issues markets faced in 2022. We expect a significant slowdown in economic activity in the first half of the year driven by central banks increasing interest rates to fight inflation. We continue to work under the assumption of higher inflation for longer, which is likely to lead to recession in both Europe and the US. The situation in Asia is a bit different, and the reopening of China’s economy may help ease global supply chain constraints and support economic growth, though this is likely to be fragile as reopening is likely to lead to pressure on the health care system. We think that many central banks will continue to raise interest rates to fight inflation at least in the beginning of the year, impacting short-term interest rates. The good news is we believe we may have already seen inflation peak in the US at the end of 2022 and may be nearing the peak in Europe and other regions, meaning the probability of higher long-term interest rates is quite low. That said, we believe that inflation will be higher than it has been historically and for longer, buoyed in part by shifting supply chain practices where companies and industries as a whole are rethinking global supply chains, as companies and regions seek to reduce dependence on countries with autocratic regimes as well as those with restrictive Covid policies. After decades of globalization and outsourcing production to low-cost countries and, less visibly, social and environmental problems, bringing this closer to home will be a costly and lengthy process. Shifting global supply chains will be an in-focus theme for us in 2023, leading to more opportunities related to industrial automation and optimization of industrial processes across industries.

Energy and energy security will continue to be a big theme in 2023. In the near term, the biggest risks to the downside, in our view, include an escalation in the Russia/Ukraine conflict and the potential for Russia to leverage its oil and gas supplies to apply political pressure as the impact on the European economy would be immense. While short-term solutions such as importing liquid natural gas from other countries will be used, renewable energy is the only solution for Europe’s energy security in the long term and can make the region truly energy independent. This should have a positive effect on wind, solar, and large-scale energy storage solutions such as hydrogen. It could take a few years, however, before this translates into higher earnings, but we will see much more research and

13  |

development in the space. High energy prices are also expected to have a positive impact on energy-efficient solutions for both the private and the corporate market. The passing of the IRA in the US to some extent reinforces our conviction in the environmental transition, as the path ahead for the US seems clearer for the time being. Our portfolios are already well positioned within this context.

The final big theme for 2023 that we are watching closely is on biodiversity and our food systems. We see the focus on these themes strengthening in 2023 and beyond, driven by the increasing impact of Gen Z and awareness of the impact our food systems and human activities more broadly have on climate and biodiversity. For example, we see more opportunities emerging in companies offering solutions for sustainable land management and food production, ingredients and bioscience, water technology and sustainable packaging.

While volatility may remain high and we may see a recession in Europe and in the US in the first half of the year, valuations have become much more attractive in many parts of the market and are already reflecting much of the near-term risk we see, and we believe we could see a recovery in the second half of the year. Our global portfolio is well positioned with this in mind given our overweight in European equities and underweight to the US, positioning which has been driven by our bottom-up valuation discipline where we have been able to identify attractive valuation opportunities outside the US. We believe the portfolios are well positioned for both a recession and subsequent recovery. Our approach to security selection has led to our portfolios being overweight areas like utilities, health care, and food and beverages, sectors that tend to be more defensive in recessionary environments. We also know that due to trends like population growth and generational shifts, these sectors tend to do well also in a normal economic environment. However, if we do get a recovery, we also believe that renewable energy and the digitalization of our economy will also lead to many investment opportunities, areas that we have strong exposure to in the portfolios.

Equity valuations have been impacted significantly in 2022 by rising interest rates, with that impact the highest on companies, sectors and themes with long-term visibility of cashflow generation. Because we expect that inflation will peak around end-of-2022 levels, we believe that those are the areas that are the most attractive from a valuation perspective now. We’re looking at companies within themes such as renewable energy and health care, but also at digitalization of our economy and may find opportunities to add names or add to existing holdings that have been hit hard already, but selectivity will continue to be key. In general, we like high-quality companies and, especially when interest rates are high, know that companies with larger amounts of debt on their balance sheets and those that may need to refinance that debt will find it more difficult to generate strong earnings growth. Therefore, we continue to focus the portfolio as a whole on high-quality companies with strong balance sheets.

Maintaining a long-term perspective and a focus on fundamentals is key in difficult environments. If we look beyond the short term, nothing has changed regarding the long-term demographic, environmental, technological and governance trends shifting the economy we focus on, such as aging population, climate change and digitalization. These trends are secular in nature. We continue to focus on individual company fundamentals to ensure that the fundamentals or the long-term theses on the companies have not changed. Overall, while our portfolios may have to endure a challenging environment in the short term, we believe that the portfolios are well positioned with high-quality companies addressing long-term thematic (secular) growth trends, believe that underlying fundamentals remain strong, and will continue to take advantage of disconnects between current stock prices and long-term value of companies.

Top Ten Holdings as of December 31, 2022

	Security Name	% of Net Assets
1	Thermo Fisher Scientific, Inc.	4.97%
2	Mastercard, Inc., Class A	4.75
3	Novo Nordisk A/S, Class B	4.73
4	Microsoft Corp.	4.42
5	Roper Technologies, Inc.	3.41
6	Iberdrola S.A.	3.41
7	eBay, Inc.	3.24
8	Ecolab, Inc.	3.20
9	Visa, Inc., Class A	2.89
10	AIA Group Ltd.	2.88

The portfolio is actively managed and holdings are subject to change. There is no guarantee the Fund continues to invest in the securities referenced. The holdings listed exclude any temporary cash investments, are presented on an individual security basis and do not represent holdings of the issuer.

|  14

MIROVA GLOBAL SUSTAINABLE EQUITY FUND

Hypothetical Growth of $100,000 Investment in Class Y Shares3

March 31, 2016 (inception) through December 31, 2022

Average Annual Total Returns – December 31, 20223

	1 Year	5 Years	Life of Class		Expense Ratios[4]
					Gross	Net

Class Y (Inception 3/31/16)			Class Y/A/C	Class N
NAV	-22.33%	8.63%	10.51%	—%	0.99%	0.96%

Class A (Inception 3/31/16)
NAV	-22.56	8.35	10.24	—	1.24	1.21
With 5.75% Maximum Sales Charge	-27.00	7.08	9.28	—

Class C (Inception 3/31/16)
NAV	-23.11	7.55	9.41	—	1.99	1.96
With CDSC[1]	-23.84	7.55	9.41	—

Class N (Inception 5/1/17)
NAV	-22.32	8.68	—	10.27	0.91	0.91

Comparative Performance
MSCI World Index (Net)[2]	-18.14	6.14	8.85	7.69

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit im.natixis.com/performance. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

1

Performance for Class C shares assumes a 1.00% contingent deferred sales charge (“CDSC”) applied when you sell shares within one year of purchase, and includes automatic conversion to Class A shares after eight years.

2

MSCI World Index (Net) is an unmanaged index that is designed to measure the equity market performance of developed markets. It is composed of common stocks of companies representative of the market structure of developed market countries in North America, Europe, and the Asia/Pacific Region. The index is calculated without dividends, with net or with gross dividends reinvested, in both U.S. dollars and local currencies.

3	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

4

Expense ratios are as shown in the Fund’s prospectus in effect as of the date of this report. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report under Ratios to Average Net Assets. Net expenses reflect contractual expense limitations set to expire on 4/30/23. When a Fund’s expenses are below the limitation, gross and net expense ratios will be the same. See Note 6 of the Notes to Financial Statements for more information about the Fund’s expense limitations.

15  |

MIROVA INTERNATIONAL SUSTAINABLE EQUITY FUND

Managers	Symbols

Jens Peers, CFA®	Class A MRVAX

Hua Cheng, PhD, CFA®	Class N MRVNX

Amber Fairbanks, CFA® *	Class Y MRVYX

Soliane Varlet**

Mirova US LLC

*	Effective December 23, 2022, Ms. Fairbanks no longer serves as portfolio manager of the Fund.

**	Effective December 27, 2022, Ms. Varlet serves as portfolio manager of the Fund.

Investment Goal

The Fund seeks long-term capital appreciation.

Market Conditions

2022 proved to be a volatile year for global equity markets, with broad market indexes declining in each of the first three quarters of the year – the first time since the Great Financial Crisis global equities posted losses three quarters in a row. As inflation reached multi-decade highs, many central banks globally raised interest rates to fight inflation, global supply chains remained constrained, and geopolitical tensions remained high in Europe (Russia’s war) and Asia. While the consumer generally remained strong, recession fears became more in focus toward the end of the year, as it was clear that central bankers were willing to accept slowing economic growth and possible recession in order to curb inflation. The European economy was under increased pressure as the region grappled with surging energy and food prices as a result of the Russia/Ukraine conflict. While many European governments ordered the resumption of certain coal- and oil-based power utility operations in an effort to ensure energy supply security in the short term, the longer-term energy transition remains intact, and was likely strengthened as a result of the Russia/Ukraine conflict, as the need for Europe to move toward energy independence was reinforced and alternative energy will need to be a part of that. In the US, the Inflation Reduction Act (IRA) was signed into law in August, which includes historic climate legislation, setting aside ~$400bn for climate and clean energy-related initiatives. Global equity markets ended the year on a more positive, albeit still volatile, note as central bankers took on a more dovish tone, pressure was reduced on energy supplies due to Europe’s mild start to the winter, investors reacted to the potential easing of Covid restrictions in China, and global supply chain constraints eased somewhat.

As a result of high inflation and rising interest rates, longer-duration, growth-oriented stocks underperformed for the year as future cash flows are worth less in a higher rate environment. In terms of sector performance, traditional Energy outperformed strongly during the year, particularly following Russia’s invasion of Ukraine, driven by supply constraints and strong ongoing demand. Traditionally defensive sectors like Utilities, Health Care and Consumer Staples also held up better than the broad market amid growth and recession fears. The Communication Services, Consumer Discretionary and Information Technology sectors performed worst as longer-duration growth stocks underperformed on rising interest rates. By geography, developed markets generally outperformed emerging markets, while, in developed markets, European equities underperformed the US for most of the year given the difficult economic and geopolitical backdrop. European equities outperformed US markets to finish the year, as US markets were held back following weaker-than-expected third-quarter earnings and forward guidance for many of the widely held US large-cap tech and consumer names. European names saw some relief, supported by already depressed valuations, and as investors reacted to softer inflation data and a mild start to the European winter – a positive for energy supplies.

Performance Results

For the 12 months ending December 31, 2022, Class Y shares of the Mirova International Sustainable Equity Fund returned -24.18% at net asset value. The Fund underperformed its benchmark, the MSCI EAFE Index (Net), which returned -14.45%.

Explanation of Fund Performance

Underperformance relative to the benchmark during the period was driven mainly by security selection, particularly within the Industrials and Materials sectors. More broadly, the portfolio’s lack of exposure to the traditional Energy sector was a relative detractor given the sector’s strong performance relative to the broad market. The strategy’s focus on long-term secular trends around the environment, technology, demographics, and governance often results in a growth bias to the portfolio, and many longer-duration stocks in the portfolio sold off during the year. The portfolio’s overweight to the Information Technology sector was a main detractor as a result as well.

In terms of security selection, within the Industrials sector, high-performance insulation solutions company Kingspan Group was the largest relative detractor. Kingspan was impacted by a slowdown in construction markets and investors reacted negatively to management’s lack of visibility beyond a few months. Medium- and longer-term, we believe Kingspan is still attractive given its

|  16

MIROVA INTERNATIONAL SUSTAINABLE EQUITY FUND

strategic positioning and innovative products and the need for energy-efficiency solutions. Certain stocks within Materials underperformed (mainly during the first half of the year), particularly higher quality companies such as specialty chemicals company Croda, as the market rotated into more cyclically exposed, lower quality companies that were expected to benefit from rising commodity prices, such as metals & mining where the portfolio has no exposure.

The worst performers overall for the period were Orpea and Kingspan Group. French owner and operator of elderly care homes Orpea was a company that we had been actively engaging with following controversies that came to light in January 2022 including mistreatment of patients and misallocation of public funds. We proposed that it become a mission-driven company under French law to improve transparency and their HR policy, thus helping employees improve their care for the elderly. We had seen positive early signs from the new management team. From a portfolio management perspective, our initial rationale to invest in Orpea was its position as a global leader in elderly care and nursing home facilities – an incredibly important space with excellent long-term opportunities. Valuation was very attractive when the position was initiated, and we continued to see upside potential in the stock following the controversy coming to light based on updated valuation models. Even in our worst-case scenario, there was slight upside. Financially, we still were motivated to maintain the position while we waited to see improvement as a result of our engagement efforts. Unfortunately, that changed when Orpea issued preliminary first-half results in September, which showed a decline in the company’s financial performance that was expected to continue for the second half of the year. At the same time, the company needed to confirm whether debt covenants could be met. While engagement with the company continued to be important from an ESG perspective, from a financial perspective we were not willing to hold the risk in the portfolio. As a result of low liquidity and higher risk, we ultimately decided to remove Orpea from the portfolio in September.

Contributors to relative results included the portfolio’s underweight to the Consumer Discretionary sector and security selection in Health Care. Within Health Care, Novo Nordisk and Takeda Pharmaceutical were the largest relative contributors, and the best performers overall for the period. Global leader on diabetes and obesity treatments Novo Nordisk performed well given its robust core business on diabetes and obesity, with expected double-digit revenue growth and encouraging ongoing trials. Takeda performed well as the company delivered strong first-half 2022 financial results and reconfirmed management guidance for the full year alongside receipt of the first approval for its dengue vaccine and other pipeline milestones.

We made several adjustments to the portfolio during the year, and broadly believe the portfolio is composed of high-quality companies that are well positioned to address long-term secular trends and are trading at very attractive valuations. During the year, in addition to exiting Orpea, we exited positions in Valeo and Allianz, and initiated a position in Mercedes-Benz.

Outlook

Looking ahead to 2023, we expect continued volatility in equity markets, driven by many of the same issues markets faced in 2022. We expect a significant slowdown in economic activity in the first half of the year driven by central banks increasing interest rates to fight inflation. We continue to work under the assumption of higher inflation for longer, which is likely to lead to recession in both Europe and the US. The situation in Asia is a bit different, and the reopening of China’s economy may help ease global supply chain constraints and support economic growth, though this is likely to be fragile as reopening is likely to lead to pressure on the health care system. We think that many central banks will continue to raise interest rates to fight inflation at least in the beginning of the year, impacting short-term interest rates. The good news is we believe we may have already seen inflation peak in the US at the end of 2022 and may be nearing the peak in Europe and other regions, meaning the probability of higher long-term interest rates is quite low. That said, we believe that inflation will be higher than it has been historically and for longer, buoyed in part by shifting supply chain practices where companies and industries as a whole are rethinking global supply chains, as companies and regions seek to reduce dependence on countries with autocratic regimes as well as those with restrictive Covid policies. After decades of globalization and outsourcing production to low-cost countries and, less visibly, social and environmental problems, bringing this closer to home will be a costly and lengthy process. Shifting global supply chains will be an in-focus theme for us in 2023, leading to more opportunities related to industrial automation and optimization of industrial processes across industries.

Energy and energy security will continue to be a big theme in 2023. In the near term, the biggest risks to the downside, in our view, include an escalation in the Russia/Ukraine conflict and the potential for Russia to leverage its oil and gas supplies to apply political pressure as the impact on the European economy would be immense. While short-term solutions such as importing liquid natural gas from other countries will be used, renewable energy is the only solution for Europe’s energy security in the long term and can make the region truly energy independent. This should have a positive effect on wind, solar, and large-scale energy storage solutions such as hydrogen. It could take a few years, however, before this translates into higher earnings, but we will see much more research and development in the space. High energy prices are also expected to have a positive impact on energy-efficient solutions for both the private and the corporate market. The passing of the IRA in the US to some extent reinforces our conviction in the environmental transition, as the path ahead for the US seems clearer for the time being. Our portfolios are already well positioned within this context.

17  |

The final big theme for 2023 that we are watching closely is on biodiversity and our food systems. We see the focus on these themes strengthening in 2023 and beyond, driven by the increasing impact of Gen Z and awareness of the impact our food systems and human activities more broadly have on climate and biodiversity. For example, we see more opportunities emerging in companies offering solutions for sustainable land management and food production, ingredients and bioscience, water technology and sustainable packaging.

While volatility may remain high and we may see a recession in Europe and in the US in the first half of the year, valuations have become much more attractive in many parts of the market and are already reflecting much of the near-term risk we see, and we believe we could see a recovery in the second half of the year. We believe the portfolios are well positioned for both a recession and subsequent recovery. Our approach to security selection has led to our portfolios being overweight areas like utilities, health care, and food and beverages, sectors that tend to be more defensive in recessionary environments. We also know that due to trends like population growth and generational shifts, these sectors tend to do well also in a normal economic environment. However, if we do get a recovery, we also believe that renewable energy and the digitalization of our economy will also lead to many investment opportunities, areas that we have strong exposure to in the portfolios.

Equity valuations have been impacted significantly in 2022 by rising interest rates, with that impact the highest on companies, sectors and themes with long-term visibility of cashflow generation. Because we expect that inflation will peak around end-of-2022 levels, we believe that those are the areas that are the most attractive from a valuation perspective now. We’re looking at companies within themes such as renewable energy and health care, but also at digitalization of our economy and may find opportunities to add names or add to existing holdings that have been hit hard already, but selectivity will continue to be key. In general, we like high-quality companies and, especially when interest rates are high, know that companies with larger amounts of debt on their balance sheets and those that may need to refinance that debt will find it more difficult to generate strong earnings growth. Therefore, we continue to focus the portfolio as a whole on high-quality companies with strong balance sheets.

Maintaining a long-term perspective and a focus on fundamentals is key in difficult environments. If we look beyond the short term, nothing has changed regarding the long-term demographic, environmental, technological and governance trends shifting the economy we focus on, such as aging population, climate change and digitalization. These trends are secular in nature. We continue to focus on individual company fundamentals to ensure that the fundamentals or the long-term theses on the companies have not changed. Overall, while our portfolios may have to endure a challenging environment in the short term, we believe that the portfolios are well positioned with high-quality companies addressing long-term thematic (secular) growth trends, believe that underlying fundamentals remain strong, and will continue to take advantage of disconnects between current stock prices and long-term value of companies.

Top Ten Holdings as of December 31, 2022

	Security Name	% of Net Assets
1	Novo Nordisk A/S, Class B	5.25%
2	AIA Group Ltd.	5.24
3	KBC Group NV	4.78
4	ASML Holding NV	4.58
5	Iberdrola S.A.	4.18
6	Taiwan Semiconductor Manufacturing Co. Ltd., Sponsored ADR	4.13
7	Legal & General Group PLC	4.00
8	Vestas Wind Systems A/S	3.70
9	Kubota Corp.	3.37
10	Prudential PLC	3.33

The portfolio is actively managed and holdings are subject to change. There is no guarantee the Fund continues to invest in the securities referenced. The holdings listed exclude any temporary cash investments, are presented on an individual security basis and do not represent holdings of the issuer.

|  18

MIROVA INTERNATIONAL SUSTAINABLE EQUITY FUND

Hypothetical Growth of $100,000 Investment in Class Y Shares2

December 28, 2018 (inception) through December 31, 2022

Average Annual Total Returns – December 31, 20222

	1 Year	Life of Fund	Expense Ratios[3]
			Gross	Net

Class Y (Inception 12/28/18)
NAV	-24.18%	5.98%	1.83%	0.96%

Class A (Inception 12/28/18)
NAV	-24.42	5.71	2.08	1.21
With 5.75% Maximum Sales Charge	-28.79	4.16

Class N (Inception 12/28/18)
NAV	-24.17	6.03	1.44	0.91

Comparative Performance
MSCI EAFE Index (Net)[1]	-14.45	5.87

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit im.natixis.com/performance. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

1

MSCI EAFE Index (Net) is a free float-adjusted market capitalization index designed to measure large and mid-cap equity performance in developed markets, excluding the U.S. and Canada. The Index includes countries in Europe, Australasia, and the Far East.

2	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

3

Expense ratios are as shown in the Fund’s prospectus in effect as of the date of this report. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report under Ratios to Average Net Assets. Net expenses reflect contractual expense limitations set to expire on 4/30/23. When a Fund’s expenses are below the limitation, gross and net expense ratios will be the same. See Note 6 of the Notes to Financial Statements for more information about the Fund’s expense limitations.

19  |

MIROVA U.S. SUSTAINABLE EQUITY FUND

Managers	Symbols

Jens Peers, CFA®	Class A MUSAX

Hua Cheng, PhD, CFA®	Class C MUSCX

Amber Fairbanks, CFA® *	Class N MUSNX

Soliane Varlet**	Class Y MUSYX

Mirova US LLC

*	Effective December 23, 2022, Ms. Fairbanks no longer serves as portfolio manager of the Fund.

**	Effective December 27, 2022, Ms. Varlet serves as portfolio manager of the Fund.

Investment Goal

The Fund seeks long-term capital appreciation.

Market Conditions

2022 proved to be a volatile year for global equity markets, with broad market indexes declining in each of the first three quarters of the year – the first time since the Great Financial Crisis global equities posted losses three quarters in a row. As inflation reached multi-decade highs, many central banks globally raised interest rates to fight inflation, global supply chains remained constrained, and geopolitical tensions remained high in Europe (Russia’s war) and Asia. While the consumer generally remained strong, recession fears became more in focus toward the end of the year, as it was clear that central bankers were willing to accept slowing economic growth and possible recession in order to curb inflation. The European economy was under increased pressure as the region grappled with surging energy and food prices as a result of the Russia/Ukraine conflict. While many European governments ordered the resumption of certain coal- and oil-based power utility operations in an effort to ensure energy supply security in the short term, the longer-term energy transition remains intact, and was likely strengthened as a result of the Russia/Ukraine conflict, as the need for Europe to move toward energy independence was reinforced and alternative energy will need to be a part of that. In the US, the Inflation Reduction Act (IRA) was signed into law in August, which includes historic climate legislation, setting aside ~$400bn for climate and clean energy-related initiatives. Global equity markets ended the year on a more positive, albeit still volatile, note as central bankers took on a more dovish tone, pressure was reduced on energy supplies due to Europe’s mild start to the winter, investors reacted to the potential easing of Covid restrictions in China, and global supply chain constraints eased somewhat.

As a result of high inflation and rising interest rates, longer-duration, growth-oriented stocks underperformed for the year as future cash flows are worth less in a higher rate environment. In terms of sector performance, traditional Energy outperformed strongly during the year, particularly following Russia’s invasion of Ukraine, driven by supply constraints and strong ongoing demand. Traditionally defensive sectors like Utilities, Health Care and Consumer Staples also held up better than the broad market amid growth and recession fears. The Communication Services, Consumer Discretionary and Information Technology sectors performed worst as longer-duration growth stocks underperformed on rising interest rates. By geography, developed markets generally outperformed emerging markets, while, in developed markets, European equities underperformed the US for most of the year given the difficult economic and geopolitical backdrop. European equities outperformed US markets to finish the year, as US markets were held back following weaker-than-expected third-quarter earnings and forward guidance for many of the widely held US large-cap tech and consumer names. European names saw some relief, supported by already depressed valuations, and as investors reacted to softer inflation data and a mild start to the European winter – a positive for energy supplies.

Performance Results

For the 12 months ending December 31, 2022, Class Y shares of the Mirova U.S. Sustainable Equity Fund returned -23.07% at net asset value. The Fund underperformed its benchmark, the S&P 500® Index, which returned -18.11%.

Explanation of Fund Performance

Underperformance relative to the benchmark during the period was driven mainly by security selection within the Financials, Materials, and Health Care sectors. More broadly, the portfolio’s lack of exposure to the traditional Energy sector was a relative detractor given the sector’s strong performance relative to the broad market. The strategy’s focus on long-term secular trends around the environment, technology, demographics, and governance often results in a growth bias to the portfolio, and many longer-duration stocks in the portfolio sold off during the year. The portfolio’s overweight to the Information Technology sector detracted as a result as well.

In terms of security selection, within Financials, Signature Bank was the largest relative detractor due in part to the macro backdrop and in part to digital asset volatility and investors’ reaction to this volatility. While the company is not involved in digital assets

|  20

MIROVA U.S. SUSTAINABLE EQUITY FUND

directly, a portion of its customers’ deposits are tied to the digital asset industry, and the company’s stock price came under pressure as a result of this reaction. Within the Materials sector, Ecolab was the largest relative detractor, with the majority of the stock’s year-to-date underperformance occurring during the first two months of the year after the company issued poor guidance indicating their end markets in hospitality had not fully recovered from Covid. Within Materials, the market also rotated into more cyclically exposed, lower quality companies that were expected to benefit from rising commodity prices, such as metals & mining where the portfolio has no exposure. Security selection within Health Care detracted overall mainly due to not owning certain names that are part of the benchmark and performed strongly during the year.

The worst performers overall for the period were Signature Bank and SVB Financial. SVB was lower due to deposit base pressure as its customers experienced reduced investment flow in a difficult market environment. We believe that SVB’s synergistic banking franchise in the innovation tech and health care sectors has strengthened in this challenging environment, and that its competitive advantages including deep sector expertise, unique relationship networks, and experience managing through volatile tech cycles position it well for renewed growth.

Contributors to relative results included the portfolio’s underweights to the Communications Services and Consumer Discretionary sectors, the worst-performing sectors in the index, as well as overweights to the more defensive Health Care and Utilities sectors. Security selection in Information Technology was also additive. Within Information Technology, First Solar performed strongly on the passing of the IRA in the US, and Mastercard held up much better than the broader sector throughout the year.

The best performers overall for the period were First Solar and global leaders on diabetes and obesity treatments Eli Lilly. Eli Lilly performed well on continued optimism on the opportunity related to the company’s novel treatment for diabetes and obesity as well as positive results from Biogen’s late-stage studies on its Alzheimer’s disease treatment.

We made several adjustments to the portfolio during the year and broadly believe the portfolio is composed of high-quality companies that are well positioned to address long-term secular trends and are trading at very attractive valuations. During the year, we exited positions in Oracle and Avalara, and initiated positions in SVB Financial, Deere, and Edwards Lifesciences.

Outlook

Looking ahead to 2023, we expect continued volatility in equity markets, driven by many of the same issues markets faced in 2022. We expect a significant slowdown in economic activity in the first half of the year driven by central banks increasing interest rates to fight inflation. We continue to work under the assumption of higher inflation for longer, which is likely to lead to recession in both Europe and the US. The situation in Asia is a bit different, and the reopening of China’s economy may help ease global supply chain constraints and support economic growth, though this is likely to be fragile as reopening is likely to lead to pressure on the health care system. We think that many central banks will continue to raise interest rates to fight inflation at least in the beginning of the year, impacting short-term interest rates. The good news is we believe we may have already seen inflation peak in the US at the end of 2022 and may be nearing the peak in Europe and other regions, meaning the probability of higher long-term interest rates is quite low. That said, we believe that inflation will be higher than it has been historically and for longer, buoyed in part by shifting supply chain practices where companies and industries as a whole are rethinking global supply chains, as companies and regions seek to reduce dependence on countries with autocratic regimes as well as those with restrictive Covid policies. After decades of globalization and outsourcing production to low-cost countries and, less visibly, social and environmental problems, bringing this closer to home will be a costly and lengthy process. Shifting global supply chains will be an in-focus theme for us in 2023, leading to more opportunities related to industrial automation and optimization of industrial processes across industries.

Energy and energy security will continue to be a big theme in 2023. In the near term, the biggest risks to the downside, in our view, include an escalation in the Russia/Ukraine conflict and the potential for Russia to leverage its oil and gas supplies to apply political pressure as the impact on the European economy would be immense. While short-term solutions such as importing liquid natural gas from other countries will be used, renewable energy is the only solution for Europe’s energy security in the long term and can make the region truly energy independent. This should have a positive effect on wind, solar, and large-scale energy storage solutions such as hydrogen. It could take a few years, however, before this translates into higher earnings, but we will see much more research and development in the space. High energy prices are also expected to have a positive impact on energy-efficient solutions for both the private and the corporate market. The passing of the IRA in the US to some extent reinforces our conviction in the environmental transition, as the path ahead for the US seems clearer for the time being. Our portfolios are already well positioned within this context.

The final big theme for 2023 that we are watching closely is on biodiversity and our food systems. We see the focus on these themes strengthening in 2023 and beyond, driven by the increasing impact of Gen Z and awareness of the impact our food systems and human activities more broadly have on climate and biodiversity. For example, we see more opportunities emerging in companies offering solutions for sustainable land management and food production, ingredients and bioscience, water technology and sustainable packaging.

21  |

While volatility may remain high and we may see a recession in Europe and in the US in the first half of the year, valuations have become much more attractive in many parts of the market and are already reflecting much of the near-term risk we see, and we believe we could see a recovery in the second half of the year. We believe the portfolios are well positioned for both a recession and subsequent recovery. Our approach to security selection has led to our portfolios being overweight areas like utilities, health care, and food and beverages, sectors that tend to be more defensive in recessionary environments. We also know that due to trends like population growth and generational shifts, these sectors tend to do well also in a normal economic environment. However, if we do get a recovery, we also believe that renewable energy and the digitalization of our economy will also lead to many investment opportunities, areas that we have strong exposure to in the portfolios.

Equity valuations have been impacted significantly in 2022 by rising interest rates, with that impact the highest on companies, sectors and themes with long-term visibility of cashflow generation. Because we expect that inflation will peak around end-of-2022 levels, we believe that those are the areas that are the most attractive from a valuation perspective now. We’re looking at companies within themes such as renewable energy and health care, but also at digitalization of our economy and may find opportunities to add names or add to existing holdings that have been hit hard already, but selectivity will continue to be key. In general, we like high-quality companies and, especially when interest rates are high, know that companies with larger amounts of debt on their balance sheets and those that may need to refinance that debt will find it more difficult to generate strong earnings growth. Therefore, we continue to focus the portfolio as a whole on high-quality companies with strong balance sheets.

Maintaining a long-term perspective and a focus on fundamentals is key in difficult environments. If we look beyond the short term, nothing has changed regarding the long-term demographic, environmental, technological and governance trends shifting the economy we focus on, such as aging population, climate change and digitalization. These trends are secular in nature. We continue to focus on individual company fundamentals to ensure that the fundamentals or the long-term theses on the companies have not changed. Overall, while our portfolios may have to endure a challenging environment in the short term, we believe that the portfolios are well positioned with high-quality companies addressing long-term thematic (secular) growth trends, believe that underlying fundamentals remain strong, and will continue to take advantage of disconnects between current stock prices and long-term value of companies.

Top Ten Holdings as of December 31, 2022

	Security Name	% of Net Assets
1	Microsoft Corp.	7.42%
2	Thermo Fisher Scientific, Inc.	6.64
3	Mastercard, Inc., Class A	5.76
4	Roper Technologies, Inc.	4.79
5	Xylem, Inc.	4.48
6	NextEra Energy, Inc.	4.42
7	American Water Works Co., Inc.	4.32
8	Danaher Corp.	4.26
9	Waste Management, Inc.	4.18
10	NVIDIA Corp.	4.01

The portfolio is actively managed and holdings are subject to change. There is no guarantee the Fund continues to invest in the securities referenced. The holdings listed exclude any temporary cash investments, are presented on an individual security basis and do not represent holdings of the issuer.

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MIROVA U.S. SUSTAINABLE EQUITY FUND

Hypothetical Growth of $100,000 Investment in Class Y Shares3

December 15, 2020 (inception) through December 31, 2022

Average Annual Total Returns – December 31, 20223

	1 Year	Life of Fund	Expense Ratios[4]
			Gross	Net

Class Y (Inception 12/15/20)
NAV	-23.07%	1.01%	8.79%	0.80%

Class A (Inception 12/15/20)
NAV	-23.21	0.80	8.99	1.05
With 5.75% Maximum Sales Charge	-27.64	-2.07

Class C (Inception 12/15/20)
NAV	-23.81	0.02	9.37	1.80
With CDSC[1]	-24.53	0.02

Class N (Inception 12/15/20)
NAV	-22.95	1.10	3.50	0.75

Comparative Performance
S&P 500® Index[2]	-18.11	3.45

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit im.natixis.com/performance. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

1

Performance for Class C shares assumes a 1.00% contingent deferred sales charge (“CDSC”) applied when you sell shares within one year of purchase, and includes automatic conversion to Class A shares after eight years.

2

S&P 500® Index is a widely recognized measure of U.S. stock market performance. It is an unmanaged index of 500 common stocks chosen for market size, liquidity, and industry group representation, among other factors. It also measures the performance of the large cap segment of the U.S. equities market.

3	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

4

Expense ratios are as shown in the Fund’s prospectus in effect as of the date of this report. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report under Ratios to Average Net Assets. Net expenses reflect contractual expense limitations set to expire on 4/30/23. When a Fund’s expenses are below the limitation, gross and net expense ratios will be the same. See Note 6 of the Notes to Financial Statements for more information about the Fund’s expense limitations.

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ADDITIONAL INFORMATION

The views expressed in this report reflect those of the portfolio managers as of the dates indicated. The managers’ views are subject to change at any time without notice based on changes in market or other conditions. References to specific securities or industries should not be regarded as investment advice. Because the Fund is actively managed, there is no assurance that they will continue to invest in the securities or industries mentioned.

All investing involves risk, including the risk of loss. There is no assurance that any investment will meet its performance objectives or that losses will be avoided.

ADDITIONAL INDEX INFORMATION

This document may contain references to third party copyrights, indexes, and trademarks, each of which is the property of its respective owner. Such owner is not affiliated with Natixis Investment Managers or any of its related or affiliated companies (collectively “Natixis Affiliates”) and does not sponsor, endorse or participate in the provision of any Natixis Affiliates services, funds or other financial products.

The index information contained herein is derived from third parties and is provided on an “as is” basis. The user of this information assumes the entire risk of use of this information. Each of the third party entities involved in compiling, computing or creating index information disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to such information.

PROXY VOTING INFORMATION

A description of the Natixis Funds’ proxy voting policies and procedures is available without charge, upon request, by calling Natixis Funds at 800-225-5478; on the Natixis Funds’ website at im.natixis.com; and on the Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Natixis Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available from the Natixis Funds’ website and the SEC’s website.

QUARTERLY PORTFOLIO SCHEDULES

The Natixis Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Funds’ Form N-PORT reports are available on the SEC’s website at www.sec.gov. First and third quarter schedules of portfolio holdings are also available at im.natixis.com/funddocuments. A hard copy may be requested from the Fund at no charge by calling 800-225-5478.

CFA® and Chartered Financial Analyst® are registered trademarks owned by the CFA Institute.

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UNDERSTANDING FUND EXPENSES

As a mutual fund shareholder, you incur different costs: transaction costs, including sales charges (loads) on purchases and contingent deferred sales charges on redemptions, and ongoing costs, including management fees, distribution and/or service fees (12b-1 fees), and other fund expenses. Certain exemptions may apply. These costs are described in more detail in the Funds’ prospectus. The following examples are intended to help you understand the ongoing costs of investing in the Funds and help you compare these with the ongoing costs of investing in other mutual funds.

The first line in the table of each class of Fund shares shows the actual account values and actual Fund expenses you would have paid on a $1,000 investment in the Fund from July 1, 2022 through December 31, 2022. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example $8,600 account value divided by $1,000 = 8.60) and multiply the result by the number in the Expenses Paid During Period column as shown for your class.

The second line in the table for each class of fund shares provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown reflect ongoing costs only, and do not include any transaction costs, such as sales charges. Therefore, the second line in the table of each fund is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning funds. If transaction costs were included, total costs would be higher.

GATEWAY FUND	BEGINNING ACCOUNT VALUE 7/1/2022	ENDING ACCOUNT VALUE 12/31/2022	EXPENSES PAID DURING PERIOD* 7/1/2022 – 12/31/2022
Class A
Actual	$1,000.00	$1,005.60	$4.75
Hypothetical (5% return before expenses)	$1,000.00	$1,020.47	$4.79
Class C
Actual	$1,000.00	$1,002.00	$8.58
Hypothetical (5% return before expenses)	$1,000.00	$1,016.64	$8.64
Class N
Actual	$1,000.00	$1,007.20	$3.29
Hypothetical (5% return before expenses)	$1,000.00	$1,021.93	$3.31
Class Y
Actual	$1,000.00	$1,006.90	$3.54
Hypothetical (5% return before expenses)	$1,000.00	$1,021.68	$3.57

*

Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 0.94%, 1.70%, 0.65% and 0.70% for Class A, C, N and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), divided by 365 (to reflect the half-year period).

25  |

GATEWAY EQUITY CALL PREMIUM FUND	BEGINNING ACCOUNT VALUE 7/1/2022	ENDING ACCOUNT VALUE 12/31/2022	EXPENSES PAID DURING PERIOD* 7/1/2022 – 12/31/2022
Class A
Actual	$1,000.00	$1,022.10	$4.74
Hypothetical (5% return before expenses)	$1,000.00	$1,020.52	$4.74
Class C
Actual	$1,000.00	$1,019.00	$8.55
Hypothetical (5% return before expenses)	$1,000.00	$1,016.74	$8.54
Class N
Actual	$1,000.00	$1,023.90	$3.21
Hypothetical (5% return before expenses)	$1,000.00	$1,022.03	$3.21
Class Y
Actual	$1,000.00	$1,023.60	$3.47
Hypothetical (5% return before expenses)	$1,000.00	$1,021.78	$3.47

*

Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 0.93%, 1.68%, 0.63% and 0.68% for Class A, C, N and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), divided by 365 (to reflect the half-year period).

MIROVA GLOBAL GREEN BOND FUND	BEGINNING ACCOUNT VALUE 7/1/2022	ENDING ACCOUNT VALUE 12/31/2022	EXPENSES PAID DURING PERIOD* 7/1/2022 – 12/31/2022
Class A
Actual	$1,000.00	$971.70	$4.47
Hypothetical (5% return before expenses)	$1,000.00	$1,020.67	$4.58
Class N
Actual	$1,000.00	$974.20	$2.99
Hypothetical (5% return before expenses)	$1,000.00	$1,022.18	$3.06
Class Y
Actual	$1,000.00	$974.20	$3.23
Hypothetical (5% return before expenses)	$1,000.00	$1,021.93	$3.31

*

Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 0.90%, 0.60% and 0.65% for Class A, N and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), divided by 365 (to reflect the half-year period).

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MIROVA GLOBAL SUSTAINABLE EQUITY FUND	BEGINNING ACCOUNT VALUE 7/1/2022	ENDING ACCOUNT VALUE 12/31/2022	EXPENSES PAID DURING PERIOD* 7/1/2022 – 12/31/2022
Class A
Actual	$1,000.00	$1,033.00	$6.15
Hypothetical (5% return before expenses)	$1,000.00	$1,019.16	$6.11
Class C
Actual	$1,000.00	$1,029.10	$9.97
Hypothetical (5% return before expenses)	$1,000.00	$1,015.38	$9.91
Class N
Actual	$1,000.00	$1,034.40	$4.56
Hypothetical (5% return before expenses)	$1,000.00	$1,020.72	$4.53
Class Y
Actual	$1,000.00	$1,034.40	$4.87
Hypothetical (5% return before expenses)	$1,000.00	$1,020.42	$4.84

*

Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 1.20%, 1.95%, 0.89% and 0.95% for Class A, C, N and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), divided by 365 (to reflect the half-year period).

MIROVA INTERNATIONAL SUSTAINABLE EQUITY FUND	BEGINNING ACCOUNT VALUE 7/1/2022	ENDING ACCOUNT VALUE 12/31/2022	EXPENSES PAID DURING PERIOD* 7/1/2022 – 12/31/2022
Class A
Actual	$1,000.00	$1,042.80	$6.23
Hypothetical (5% return before expenses)	$1,000.00	$1,019.11	$6.16
Class N
Actual	$1,000.00	$1,045.00	$4.69
Hypothetical (5% return before expenses)	$1,000.00	$1,020.62	$4.63
Class Y
Actual	$1,000.00	$1,044.30	$4.95
Hypothetical (5% return before expenses)	$1,000.00	$1,020.37	$4.89

*

Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 1.21%, 0.91% and 0.96% for Class A, N and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), divided by 365 (to reflect the half-year period).

27  |

MIROVA U.S. SUSTAINABLE EQUITY FUND	BEGINNING ACCOUNT VALUE 7/1/2022	ENDING ACCOUNT VALUE 12/31/2022	EXPENSES PAID DURING PERIOD* 7/1/2022 – 12/31/2022
Class A
Actual	$1,000.00	$1,037.50	$5.39
Hypothetical (5% return before expenses)	$1,000.00	$1,019.91	$5.35
Class C
Actual	$1,000.00	$1,033.50	$9.23
Hypothetical (5% return before expenses)	$1,000.00	$1,016.13	$9.15
Class N
Actual	$1,000.00	$1,039.20	$3.85
Hypothetical (5% return before expenses)	$1,000.00	$1,021.43	$3.82
Class Y
Actual	$1,000.00	$1,038.70	$4.11
Hypothetical (5% return before expenses)	$1,000.00	$1,021.17	$4.08

*

Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 1.05%, 1.80%, 0.75% and 0.80% for Class A, C, N and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), divided by 365 (to reflect the half-year period).

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Portfolio of Investments – as of December 31, 2022

Gateway Fund

Shares	Description	Value (†)
Common Stocks — 97.1% of Net Assets
	Aerospace & Defense — 1.6%
148,078	Boeing Co. (The)(a)(b)	$28,207,378
41,278	HEICO Corp.(b)	6,341,952
57,338	L3Harris Technologies, Inc.(b)	11,938,345
552,963	Raytheon Technologies Corp.(b)	55,805,026

		102,292,701

	Air Freight & Logistics — 0.6%
36,648	GXO Logistics, Inc.(a)	1,564,503
216,722	United Parcel Service, Inc., Class B(b)	37,674,953

		39,239,456

	Airlines — 0.2%
153,012	Alaska Air Group, Inc.(a)(b)	6,570,335
144,851	United Airlines Holdings, Inc.(a)(b)	5,460,883

		12,031,218

	Auto Components — 0.0%
36,852	Autoliv, Inc.(b)	2,822,126

	Automobiles — 1.2%
1,177,145	Ford Motor Co.(b)	13,690,196
516,081	Tesla, Inc.(a)(b)	63,570,858

		77,261,054

	Banks — 3.4%
193,834	Associated Banc-Corp(b)	4,475,627
2,043,446	Bank of America Corp.(b)	67,678,932
739,345	JPMorgan Chase & Co.(b)	99,146,164
16,401	Signature Bank(b)	1,889,723
980,841	Wells Fargo & Co.(b)	40,498,925

		213,689,371

	Beverages — 1.8%
494,297	Keurig Dr Pepper, Inc.(b)	17,626,631
174,722	Monster Beverage Corp.(a)(b)	17,739,525
427,106	PepsiCo, Inc.(b)	77,160,970

		112,527,126

	Biotechnology — 2.3%
368,852	AbbVie, Inc.(b)	59,610,172
8,614	Alnylam Pharmaceuticals, Inc.(a)(b)	2,047,117
127,391	Amgen, Inc.(b)	33,457,972
42,859	Biogen, Inc.(a)(b)	11,868,514
25,770	BioMarin Pharmaceutical, Inc.(a)(b)	2,666,937
16,697	Exact Sciences Corp.(a)(b)	826,669
3,171	Horizon Therapeutics PLC(a)(b)	360,860
49,266	Ionis Pharmaceuticals, Inc.(a)(b)	1,860,777
75,616	Moderna, Inc.(a)(b)	13,582,146
21,063	Seagen, Inc.(a)(b)	2,706,806
68,273	Vertex Pharmaceuticals, Inc.(a)(b)	19,715,877

		148,703,847

	Building Products — 0.4%
15,104	Carlisle Cos., Inc.(b)	3,559,258
355,197	Carrier Global Corp.(b)	14,651,876
20,800	Lennox International, Inc.(b)	4,975,984

		23,187,118

	Capital Markets — 2.6%
43,798	Blackstone, Inc.(b)	3,249,374
369,029	Charles Schwab Corp. (The)(b)	30,725,355
28,906	FactSet Research Systems, Inc.(b)	11,597,376
247,065	Intercontinental Exchange, Inc.(b)	25,346,398
86,329	KKR & Co., Inc.(b)	4,007,392
18,320	LPL Financial Holdings, Inc.(b)	3,960,234
474,198	Morgan Stanley(b)	40,316,314
41,804	MSCI, Inc.(b)	19,445,967
	Capital Markets — continued
76,688	S&P Global, Inc.(b)	$25,685,879

		164,334,289

	Chemicals — 1.6%
83,434	Ashland, Inc.(b)	8,971,658
71,767	Celanese Corp.(b)	7,337,458
335,148	Corteva, Inc.(b)	19,699,999
295,277	Dow, Inc.(b)	14,879,008
125,392	Eastman Chemical Co.(b)	10,211,924
35,507	Ingevity Corp.(a)(b)	2,501,113
167,820	LyondellBasell Industries NV, Class A(b)	13,934,095
125,903	Mosaic Co. (The)(b)	5,523,365
8,638	Nutrien Ltd.(b)	630,833
66,451	Olin Corp.(b)	3,517,916
95,921	RPM International, Inc.(b)	9,347,501
195,010	Valvoline, Inc.(b)	6,367,077

		102,921,947

	Commercial Services & Supplies — 0.9%
244,314	Copart, Inc.(a)(b)	14,876,279
69,341	Waste Connections, Inc.(b)	9,191,843
191,643	Waste Management, Inc.(b)	30,064,954

		54,133,076

	Communications Equipment — 0.9%
1,243,711	Cisco Systems, Inc.(b)	59,250,392

	Construction Materials — 0.3%
48,861	Martin Marietta Materials, Inc.(b)	16,513,552

	Consumer Finance — 0.6%
121,623	Ally Financial, Inc.(b)	2,973,682
188,425	Discover Financial Services(b)	18,433,618
445,997	Synchrony Financial(b)	14,655,462

		36,062,762

	Containers & Packaging — 0.4%
54,360	Avery Dennison Corp.(b)	9,839,160
60,185	Crown Holdings, Inc.(b)	4,947,809
40,058	Sonoco Products Co.(b)	2,431,921
141,364	WestRock Co.(b)	4,970,358

		22,189,248

	Distributors — 0.3%
107,529	Genuine Parts Co.(b)	18,657,357

	Diversified Consumer Services — 0.1%
67,454	Service Corp. International(b)	4,663,770

	Diversified Financial Services — 2.2%
432,825	Berkshire Hathaway, Inc., Class B(a)(b)	133,699,643
133,431	Voya Financial, Inc.(b)	8,204,672

		141,904,315

	Diversified Telecommunication Services — 1.1%
1,557,641	AT&T, Inc.(b)	28,676,171
119,721	Liberty Global PLC, Class C(a)(b)	2,326,179
196,472	Lumen Technologies, Inc.(b)	1,025,584
891,142	Verizon Communications, Inc.(b)	35,110,994

		67,138,928

	Electric Utilities — 2.0%
323,243	Alliant Energy Corp.(b)	17,846,246
373,580	American Electric Power Co., Inc.(b)	35,471,421
138,237	Evergy, Inc.(b)	8,699,254
349,526	FirstEnergy Corp.(b)	14,659,120
429,980	NextEra Energy, Inc.(b)	35,946,328
153,399	OGE Energy Corp.(b)	6,066,931
501,471	PG&E Corp.(a)(b)	8,153,919

		126,843,219

See accompanying notes to financial statements.

29  |

Portfolio of Investments – as of December 31, 2022

Gateway Fund – (continued)

Shares	Description	Value (†)
	Electrical Equipment — 0.6%
181,509	Eaton Corp. PLC(b)	$28,487,838
31,715	Hubbell, Inc.(b)	7,442,876

		35,930,714

	Electronic Equipment, Instruments & Components — 0.8%
97,069	CDW Corp.(b)	17,334,582
375,436	Corning, Inc.(b)	11,991,426
26,442	Teledyne Technologies, Inc.(a)(b)	10,574,420
33,350	Zebra Technologies Corp., Class A(a)(b)	8,551,274

		48,451,702

	Energy Equipment & Services — 0.5%
645,484	Halliburton Co.(b)	25,399,795
102,771	Helmerich & Payne, Inc.(b)	5,094,359

		30,494,154

	Entertainment — 1.2%
81,510	Live Nation Entertainment, Inc.(a)(b)	5,684,507
103,135	Netflix, Inc.(a)(b)	30,412,449
6,573	Roku, Inc.(a)(b)	267,521
439,708	Walt Disney Co. (The)(a)(b)	38,201,831

		74,566,308

	Food & Staples Retailing — 1.7%
26,487	Casey’s General Stores, Inc.(b)	5,942,358
104,945	Costco Wholesale Corp.(b)	47,907,393
86,520	Kroger Co. (The)(b)	3,857,062
115,434	U.S. Foods Holding Corp.(a)(b)	3,927,065
338,093	Walmart, Inc.(b)	47,938,206

		109,572,084

	Food Products — 1.1%
61,781	Bunge Ltd.(b)	6,163,890
127,011	Hormel Foods Corp.(b)	5,785,351
74,762	Lamb Weston Holdings, Inc.(b)	6,680,732
698,295	Mondelez International, Inc., Class A(b)	46,541,362
52,500	Post Holdings, Inc.(a)(b)	4,738,650

		69,909,985

	Gas Utilities — 0.0%
76,973	UGI Corp.(b)	2,853,389

	Health Care Equipment & Supplies — 2.7%
461,268	Abbott Laboratories(b)	50,642,614
161,683	Baxter International, Inc.(b)	8,240,982
554,460	Boston Scientific Corp.(a)(b)	25,654,864
75,712	Dexcom, Inc.(a)(b)	8,573,627
218,970	Edwards Lifesciences Corp.(a)(b)	16,337,352
3,008	Insulet Corp.(a)(b)	885,525
108,519	Intuitive Surgical, Inc.(a)(b)	28,795,517
237,716	Medtronic PLC(b)	18,475,287
55,109	STERIS PLC(b)	10,178,081
24,419	Teleflex, Inc.(b)	6,095,715

		173,879,564

	Health Care Providers & Services — 3.6%
354,081	CVS Health Corp.(b)	32,996,808
83,702	Elevance Health, Inc.(b)	42,936,615
78,255	HCA Healthcare, Inc.(b)	18,778,070
16,707	Molina Healthcare, Inc.(a)(b)	5,516,986
227,229	UnitedHealth Group, Inc.(b)	120,472,271
65,316	Universal Health Services, Inc., Class B(b)	9,202,371

		229,903,121

	Health Care Technology — 0.1%
35,189	Veeva Systems, Inc., Class A(a)(b)	5,678,801

	Hotels, Restaurants & Leisure — 2.0%
10,914	Booking Holdings, Inc.(a)(b)	21,994,766
	Hotels, Restaurants & Leisure — continued
71,898	Hilton Grand Vacations, Inc.(a)(b)	$2,770,949
168,770	Hilton Worldwide Holdings, Inc.(b)	21,325,777
175,041	McDonald’s Corp.(b)	46,128,555
15,436	Melco Resorts & Entertainment Ltd., Sponsored ADR(a)(b)	177,514
105,955	Restaurant Brands International, Inc.(b)	6,852,110
207,725	Starbucks Corp.(b)	20,606,320
12,225	Vail Resorts, Inc.(b)	2,913,829
70,445	Wendy’s Co. (The)(b)	1,594,170

		124,363,990

	Household Durables — 0.3%
2,420	NVR, Inc.(a)(b)	11,162,444
129,073	Toll Brothers, Inc.(b)	6,443,324

		17,605,768

	Household Products — 1.5%
644,259	Procter & Gamble Co. (The)(b)	97,643,894

	Industrial Conglomerates — 1.4%
205,207	3M Co.(b)	24,608,423
217,269	General Electric Co.(b)	18,204,970
213,732	Honeywell International, Inc.(b)	45,802,768

		88,616,161

	Insurance — 2.4%
577,052	Aflac, Inc.(b)	41,513,121
62,761	American Financial Group, Inc.(b)	8,615,830
91,119	Aon PLC, Class A(b)	27,348,457
240,576	Arch Capital Group Ltd.(a)(b)	15,103,361
187,556	Arthur J. Gallagher & Co.(b)	35,361,808
74,687	Fidelity National Financial, Inc.(b)	2,809,725
90,500	Lincoln National Corp.(b)	2,780,160
3,155	Markel Corp.(a)(b)	4,156,681
25,430	RenaissanceRe Holdings Ltd.(b)	4,684,969
245,220	Unum Group(b)	10,061,377

		152,435,489

	Interactive Media & Services — 4.0%
561,560	Alphabet, Inc., Class A(a)(b)	49,546,439
1,651,577	Alphabet, Inc., Class C(a)(b)	146,544,427
488,450	Meta Platforms, Inc., Class A(a)(b)	58,780,073

		254,870,939

	Internet & Direct Marketing Retail — 2.5%
1,813,960	Amazon.com, Inc.(a)(b)	152,372,640
3,379	MercadoLibre, Inc.(a)(b)	2,859,445

		155,232,085

	IT Services — 4.2%
96,508	Accenture PLC, Class A(b)	25,752,195
141,064	Automatic Data Processing, Inc.(b)	33,694,547
40,838	Block, Inc.(a)(b)	2,566,260
114,609	DXC Technology Co.(a)(b)	3,037,139
16,340	EPAM Systems, Inc.(a)(b)	5,355,272
21,387	Gartner, Inc.(a)(b)	7,189,026
151,525	Mastercard, Inc., Class A(b)	52,689,788
160,547	Paychex, Inc.(b)	18,552,811
300,792	PayPal Holdings, Inc.(a)(b)	21,422,406
70,477	Shopify, Inc., Class A(a)(b)	2,446,257
21,371	SS&C Technologies Holdings, Inc.(b)	1,112,574
8,665	Twilio, Inc., Class A(a)(b)	424,238
72,450	VeriSign, Inc.(a)(b)	14,884,128
376,825	Visa, Inc., Class A(b)	78,289,162

		267,415,803

See accompanying notes to financial statements.

|  30

Portfolio of Investments – as of December 31, 2022

Gateway Fund – (continued)

Shares	Description	Value (†)
	Leisure Products — 0.0%
19,460	Polaris, Inc.(b)	$1,965,460

	Life Sciences Tools & Services — 1.5%
151,550	Avantor, Inc.(a)(b)	3,196,189
113,133	Danaher Corp.(b)	30,027,761
17,245	ICON PLC(a)(b)	3,349,841
52,796	Illumina, Inc.(a)(b)	10,675,351
89,614	Thermo Fisher Scientific, Inc.(b)	49,349,534

		96,598,676

	Machinery — 2.0%
142,239	Caterpillar, Inc.(b)	34,074,775
89,903	Cummins, Inc.(b)	21,782,598
72,565	Deere & Co.(b)	31,112,969
93,267	Parker-Hannifin Corp.(b)	27,140,697
121,067	Pentair PLC(b)	5,445,594
63,733	Timken Co. (The)(b)	4,504,011

		124,060,644

	Media — 0.7%
1,121,178	Comcast Corp., Class A(b)	39,207,595
33,220	Liberty Broadband Corp., Class C(a)(b)	2,533,689
532,406	Sirius XM Holdings, Inc.(b)	3,109,251

		44,850,535

	Metals & Mining — 0.3%
28,464	Alcoa Corp.(b)	1,294,258
184,756	Newmont Corp.(b)	8,720,483
116,378	Southern Copper Corp.(b)	7,028,067
47,801	Steel Dynamics, Inc.(b)	4,670,158

		21,712,966

	Multi-Utilities — 1.1%
260,977	Ameren Corp.(b)	23,206,075
258,154	Consolidated Edison, Inc.(b)	24,604,658
227,581	WEC Energy Group, Inc.(b)	21,337,994

		69,148,727

	Multiline Retail — 0.4%
152,451	Target Corp.(b)	22,721,297

	Oil, Gas & Consumable Fuels — 4.8%
346,281	Cenovus Energy, Inc.(b)	6,721,314
50,447	Cheniere Energy, Inc.(b)	7,565,032
432,007	Chevron Corp.(b)	77,540,937
385,792	ConocoPhillips(b)	45,523,456
31,490	Enbridge, Inc.(b)	1,231,259
126,980	EQT Corp.(b)	4,295,733
891,239	Exxon Mobil Corp.(b)	98,303,662
61,365	HF Sinclair Corp.(b)	3,184,230
221,709	Occidental Petroleum Corp.(b)	13,965,450
254,599	ONEOK, Inc.(b)	16,727,154
117,666	Suncor Energy, Inc.(b)	3,733,542
115,966	Targa Resources Corp.(b)	8,523,501
107,375	Valero Energy Corp.(b)	13,621,593

		300,936,863

	Pharmaceuticals — 5.1%
489,213	Bristol-Myers Squibb Co.(b)	35,198,875
179,752	Eli Lilly & Co.(b)	65,760,472
14,229	Jazz Pharmaceuticals PLC(a)(b)	2,266,822
523,591	Johnson & Johnson(b)	92,492,350
597,588	Merck & Co., Inc.(b)	66,302,388
1,174,553	Pfizer, Inc.(b)	60,184,096

		322,205,003

	Professional Services — 0.3%
52,260	Booz Allen Hamilton Holding Corp.(b)	5,462,215
97,840	CoStar Group, Inc.(a)(b)	7,561,075
	Professional Services — continued
40,427	ManpowerGroup, Inc.(b)	$3,363,931
53,033	TransUnion(b)	3,009,623

		19,396,844

	Real Estate Management & Development — 0.0%
56,375	Zillow Group, Inc., Class C(a)(b)	1,815,839

	REITs – Apartments — 0.6%
252,006	American Homes 4 Rent, Class A(b)	7,595,461
85,332	Camden Property Trust(b)	9,546,944
409,105	Invitation Homes, Inc.(b)	12,125,872
265,036	UDR, Inc.(b)	10,264,844

		39,533,121

	REITs – Diversified — 0.5%
107,323	American Tower Corp.(b)	22,737,451
100,874	W.P. Carey, Inc.(b)	7,883,303

		30,620,754

	REITs – Health Care — 0.2%
260,504	Healthcare Realty Trust, Inc.(b)	5,019,912
453,565	Medical Properties Trust, Inc.(b)	5,052,714
295,291	Sabra Health Care REIT, Inc.(b)	3,670,467

		13,743,093

	REITs – Manufactured Homes — 0.3%
143,552	Equity LifeStyle Properties, Inc.(b)	9,273,459
68,343	Sun Communities, Inc.(b)	9,773,049

		19,046,508

	REITs – Mortgage — 0.0%
128,993	Annaly Capital Management, Inc.(b)	2,719,172

	REITs – Office Property — 0.0%
3,663	Kilroy Realty Corp.(b)	141,648

	REITs – Single Tenant — 0.2%
221,497	National Retail Properties, Inc.(b)	10,135,703

	REITs – Storage — 0.1%
151,601	CubeSmart(b)	6,101,940

	REITs – Warehouse/Industrials — 0.3%
171,517	Prologis, Inc.(b)	19,335,111

	Road & Rail — 0.9%
115,540	Canadian Pacific Railway Ltd.(b)	8,618,128
836,813	CSX Corp.(b)	25,924,467
47,741	J.B. Hunt Transport Services, Inc.(b)	8,324,121
43,447	Old Dominion Freight Line, Inc.(b)	12,329,390
108,199	Uber Technologies, Inc.(a)(b)	2,675,761

		57,871,867

	Semiconductors & Semiconductor Equipment — 4.9%
326,538	Advanced Micro Devices, Inc.(a)(b)	21,149,866
170,421	Analog Devices, Inc.(b)	27,954,157
100,260	Broadcom, Inc.(b)	56,058,374
16,102	First Solar, Inc.(a)(b)	2,411,919
960,537	Intel Corp.(b)	25,386,993
148,999	Marvell Technology, Inc.(b)	5,518,923
304,535	Micron Technology, Inc.(b)	15,220,659
527,202	NVIDIA Corp.(b)	77,045,300
268,158	QUALCOMM, Inc.(b)	29,481,290
106,600	Teradyne, Inc.(b)	9,311,510
258,807	Texas Instruments, Inc.(b)	42,760,093

		312,299,084

	Software — 8.2%
121,776	Adobe, Inc.(a)(b)	40,981,277
33,266	Black Knight, Inc.(a)(b)	2,054,175
135,877	Cadence Design Systems, Inc.(a)(b)	21,827,281

See accompanying notes to financial statements.

31  |

Portfolio of Investments – as of December 31, 2022

Gateway Fund – (continued)

Shares	Description	Value (†)
	Software — continued
22,762	Ceridian HCM Holding, Inc.(a)(b)	$1,460,182
50,512	Intuit, Inc.(b)	19,660,281
1,475,957	Microsoft Corp.(b)	353,964,008
417,592	Oracle Corp.(b)	34,133,970
30,411	Palo Alto Networks, Inc.(a)(b)	4,243,551
122,267	Salesforce, Inc.(a)(b)	16,211,382
51,745	ServiceNow, Inc.(a)(b)	20,091,031
10,997	VMware, Inc., Class A(a)(b)	1,349,992
29,249	Workday, Inc., Class A(a)(b)	4,894,235

		520,871,365

	Specialty Retail — 2.3%
17,696	Burlington Stores, Inc.(a)(b)	3,588,041
20,171	Dick’s Sporting Goods, Inc.(b)	2,426,370
256,279	Home Depot, Inc. (The)(b)	80,948,285
210,858	Lowe’s Cos., Inc.(b)	42,011,348
16,734	O’Reilly Automotive, Inc.(a)(b)	14,123,998
17,808	Williams-Sonoma, Inc.(b)	2,046,495

		145,144,537

	Technology Hardware, Storage & Peripherals — 6.2%
3,012,758	Apple, Inc.(b)	391,447,647
63,335	Dell Technologies, Inc., Class C(b)	2,547,334

		393,994,981

	Textiles, Apparel & Luxury Goods — 0.6%
16,507	Lululemon Athletica, Inc.(a)(b)	5,288,512
268,082	NIKE, Inc., Class B(b)	31,368,275

		36,656,787

	Tobacco — 0.5%
671,905	Altria Group, Inc.(b)	30,712,778

	Trading Companies & Distributors — 0.0%
18,040	GATX Corp.(b)	1,918,374

	Total Common Stocks (Identified Cost $2,647,799,973)	6,152,050,500

	Total Purchased Options — 1.0% (Identified Cost $92,445,105) (see detail below)	61,206,245

Principal Amount
Short-Term Investments — 3.2%
$206,114,180	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/30/2022 at 1.800% to be repurchased at $206,155,403 on 1/03/2023 collateralized by $52,945,100 U.S. Treasury Inflation Indexed Bond, 3.625% due 4/15/2028 valued at $106,625,618; $4,404,700 U.S. Treasury Note, 2.875% due 5/15/2028 valued at $4,185,927; $114,000,000 U.S. Treasury Note, 1.250% due 4/30/2028 valued at $99,425,079 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $206,114,180)	206,114,180

	Total Investments — 101.3% (Identified Cost $2,946,359,258)	6,419,370,925
	Other assets less liabilities — (1.3)%	(81,331,419)

	Net Assets — 100.0%	$6,338,039,506

Purchased Options — 1.0%

Description	Expiration Date	Exercise Price	Contracts	Notional Amount	Cost	Value (†)
Index Options — 1.0%
S&P 500® Index, Put(a)	2/17/2023	3,425	2,284	$876,941,800	$11,471,390	$3,734,340
S&P 500® Index, Put(a)	2/17/2023	3,500	2,302	883,852,900	11,511,151	5,593,860
S&P 500® Index, Put(a)	3/17/2023	3,400	2,172	833,939,400	17,012,190	6,820,080
S&P 500® Index, Put(a)	3/17/2023	3,425	2,249	863,503,550	17,671,360	7,759,050
S&P 500® Index, Put(a)	3/17/2023	3,500	2,283	876,557,850	12,715,169	10,604,535
S&P 500® Index, Put(a)	3/17/2023	3,550	2,283	876,557,850	11,485,499	12,739,140
S&P 500® Index, Put(a)	3/17/2023	3,575	2,284	876,941,800	10,578,346	13,955,240

Total					$92,445,105	$61,206,245

Written Options — (1.8%)

Description	Expiration Date	Exercise Price	Contracts	Notional Amount	Premiums (Received)	Value (†)
Index Options — (1.8%)
S&P 500® Index, Call	1/20/2023	3,850	(1,762)	$(676,519,900)	$(12,983,103)	$(12,659,970)
S&P 500® Index, Call	1/20/2023	4,075	(1,762)	(676,519,900)	(19,813,708)	(1,083,630)
S&P 500® Index, Call	1/20/2023	4,100	(1,762)	(676,519,900)	(21,215,361)	(757,660)
S&P 500® Index, Call	1/31/2023	3,925	(1,762)	(676,519,900)	(10,488,305)	(9,409,080)
S&P 500® Index, Call	2/17/2023	3,825	(1,761)	(676,135,950)	(23,592,997)	(23,799,915)
S&P 500® Index, Call	2/17/2023	3,900	(1,762)	(676,519,900)	(21,731,363)	(16,783,050)
S&P 500® Index, Call	2/17/2023	3,950	(1,762)	(676,519,900)	(21,870,825)	(12,844,980)
S&P 500® Index, Call	2/17/2023	3,975	(1,762)	(676,519,900)	(31,962,380)	(11,030,120)
S&P 500® Index, Call	3/17/2023	3,900	(1,762)	(676,519,900)	(21,412,705)	(23,205,540)

Total					$(185,070,747)	$(111,573,945)

(†)	See Note 2 of Notes to Financial Statements.
(a)	Non-income producing security.
(b)	Security (or a portion thereof) has been pledged as collateral for open derivative contracts.

ADR	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs may be significantly influenced by trading on exchanges not located in the United States.
REITs	Real Estate Investment Trusts

See accompanying notes to financial statements.

|  32

Portfolio of Investments – as of December 31, 2022

Gateway Fund – (continued)

Industry Summary at December 31, 2022

Software	8.2%
Technology Hardware, Storage & Peripherals	6.2
Pharmaceuticals	5.1
Semiconductors & Semiconductor Equipment	4.9
Oil, Gas & Consumable Fuels	4.8
IT Services	4.2
Interactive Media & Services	4.0
Health Care Providers & Services	3.6
Banks	3.4
Health Care Equipment & Supplies	2.7
Capital Markets	2.6
Internet & Direct Marketing Retail	2.5
Insurance	2.4
Biotechnology	2.3
Specialty Retail	2.3
Diversified Financial Services	2.2
Electric Utilities	2.0
Hotels, Restaurants & Leisure	2.0
Machinery	2.0
Other Investments, less than 2% each	30.7
Short-Term Investments	3.2

Total Investments	101.3
Other assets less liabilities (including open written options)	(1.3)

Net Assets	100.0%

See accompanying notes to financial statements.

33  |

Portfolio of Investments – as of December 31, 2022

Gateway Equity Call Premium Fund

Shares	Description	Value (†)
Common Stocks — 99.6% of Net Assets
	Aerospace & Defense — 1.7%
2,811	Boeing Co. (The)(a)(b)	$535,467
1,505	Lockheed Martin Corp.(b)	732,167
11,106	Raytheon Technologies Corp.(b)	1,120,818

		2,388,452

	Air Freight & Logistics — 0.0%
492	GXO Logistics, Inc.(a)(b)	21,004

	Airlines — 0.3%
11,176	Delta Air Lines, Inc.(a)(b)	367,243
5,618	JetBlue Airways Corp.(a)(b)	36,405

		403,648

	Auto Components — 0.1%
858	Adient PLC(a)(b)	29,764
1,374	Gentex Corp.(b)	37,469
343	Lear Corp.(b)	42,539
1,363	Magna International, Inc.(b)	76,573

		186,345

	Automobiles — 1.2%
23,286	Ford Motor Co.(b)	270,816
11,733	Tesla, Inc.(a)(b)	1,445,271

		1,716,087

	Banks — 3.9%
35,300	Bank of America Corp.(b)	1,169,136
10,229	Citigroup, Inc.(b)	462,658
2,043	Comerica, Inc.(b)	136,575
1,810	East West Bancorp, Inc.(b)	119,279
12,369	Fifth Third Bancorp(b)	405,827
3,780	First Horizon Corp.(b)	92,610
1,472	First Republic Bank(b)	179,422
14,077	JPMorgan Chase & Co.(b)	1,887,726
495	SVB Financial Group(a)(b)	113,919
19,570	Wells Fargo & Co.(b)	808,045

		5,375,197

	Beverages — 2.2%
23,149	Coca-Cola Co. (The)(b)	1,472,508
8,468	PepsiCo, Inc.(b)	1,529,829

		3,002,337

	Biotechnology — 2.4%
8,628	AbbVie, Inc.(b)	1,394,371
168	Alnylam Pharmaceuticals, Inc.(a)(b)	39,925
2,950	Amgen, Inc.(b)	774,788
1,006	Biogen, Inc.(a)(b)	278,581
1,134	BioMarin Pharmaceutical, Inc.(a)(b)	117,358
976	Exact Sciences Corp.(a)(b)	48,322
1,611	Moderna, Inc.(a)(b)	289,368
303	Seagen, Inc.(a)(b)	38,938
1,306	Vertex Pharmaceuticals, Inc.(a)(b)	377,147

		3,358,798

	Building Products — 0.8%
1,115	A.O. Smith Corp.(b)	63,823
8,286	Carrier Global Corp.(b)	341,797
2,175	Fortune Brands Innovations, Inc.(b)	124,214
6,595	Johnson Controls International PLC(b)	422,080
368	Lennox International, Inc.(b)	88,037
2,175	MasterBrand, Inc.(a)	16,421

		1,056,372

	Capital Markets — 2.7%
6,833	Bank of New York Mellon Corp. (The)(b)	311,038
1,304	BlackRock, Inc.(b)	924,053
	Capital Markets — continued
8,586	Charles Schwab Corp. (The)(b)	$714,870
394	FactSet Research Systems, Inc.(b)	158,077
1,688	KKR & Co., Inc.(b)	78,357
8,880	Morgan Stanley(b)	754,978
881	MSCI, Inc.(b)	409,815
3,883	Raymond James Financial, Inc.(b)	414,899

		3,766,087

	Chemicals — 1.7%
849	AdvanSix, Inc.(b)	32,279
1,421	Air Products & Chemicals, Inc.(b)	438,037
1,655	Ashland, Inc.(b)	177,962
1,339	CF Industries Holdings, Inc.(b)	114,083
2,066	Huntsman Corp.(b)	56,774
3,129	Linde PLC(b)	1,020,617
512	Nutrien Ltd.(b)	37,391
2,459	PPG Industries, Inc.(b)	309,195
1,332	RPM International, Inc.(b)	129,803
3,498	Valvoline, Inc.(b)	114,210

		2,430,351

	Commercial Services & Supplies — 0.6%
1,310	Waste Connections, Inc.(b)	173,654
3,875	Waste Management, Inc.(b)	607,910

		781,564

	Communications Equipment — 1.0%
3,080	Ciena Corp.(a)(b)	157,019
25,097	Cisco Systems, Inc.(b)	1,195,621
9,010	Telefonaktiebolaget LM Ericsson, Sponsored ADR(b)	52,618

		1,405,258

	Construction Materials — 0.4%
1,548	Martin Marietta Materials, Inc.(b)	523,178

	Consumer Finance — 0.2%
4,484	Ally Financial, Inc.(b)	109,634
6,190	Synchrony Financial(b)	203,403

		313,037

	Containers & Packaging — 0.3%
1,233	Crown Holdings, Inc.(b)	101,365
1,388	Packaging Corp. of America(b)	177,539
2,565	WestRock Co.(b)	90,185

		369,089

	Distributors — 0.5%
3,868	Genuine Parts Co.(b)	671,137

	Diversified Consumer Services — 0.1%
1,757	Service Corp. International(b)	121,479

	Diversified Financial Services — 2.2%
9,974	Berkshire Hathaway, Inc., Class B(a)(b)	3,080,969

	Diversified Telecommunication Services — 0.8%
27,588	Verizon Communications, Inc.(b)	1,086,967

	Electric Utilities — 1.8%
7,254	Alliant Energy Corp.(b)	400,493
8,149	American Electric Power Co., Inc.(b)	773,747
2,101	OGE Energy Corp.(b)	83,095
18,458	Southern Co. (The)(b)	1,318,086

		2,575,421

	Electrical Equipment — 0.7%
617	Acuity Brands, Inc.(b)	102,181
5,935	Emerson Electric Co.(b)	570,116
905	Hubbell, Inc.(b)	212,386
2,698	Sensata Technologies Holding PLC(b)	108,945

		993,628

See accompanying notes to financial statements.

|  34

Portfolio of Investments – as of December 31, 2022

Gateway Equity Call Premium Fund – (continued)

Shares	Description	Value (†)
	Electronic Equipment, Instruments & Components — 0.6%
1,903	Arrow Electronics, Inc.(a)(b)	$198,997
724	Avnet, Inc.(b)	30,104
2,406	CDW Corp.(b)	429,663
7,398	Flex Ltd.(a)(b)	158,761

		817,525

	Energy Equipment & Services — 0.4%
10,927	Halliburton Co.(b)	429,978
6,142	NOV, Inc.(b)	128,306

		558,284

	Entertainment — 1.2%
1,686	Live Nation Entertainment, Inc.(a)(b)	117,582
200	Madison Square Garden Entertainment Corp.(a)(b)	8,994
475	Madison Square Garden Sports Corp.(b)	87,082
1,975	Netflix, Inc.(a)(b)	582,388
206	Roku, Inc.(a)(b)	8,384
8,609	Walt Disney Co. (The)(a)(b)	747,950
8,992	Warner Bros. Discovery, Inc.(a)(b)	85,244

		1,637,624

	Food & Staples Retailing — 1.8%
2,369	Costco Wholesale Corp.(b)	1,081,449
4,772	Sysco Corp.(b)	364,819
7,277	Walmart, Inc.(b)	1,031,806

		2,478,074

	Food Products — 0.7%
570	Bunge Ltd.(b)	56,869
1,836	Hain Celestial Group, Inc. (The)(a)(b)	29,707
2,045	Ingredion, Inc.(b)	200,267
5,506	Kellogg Co.(b)	392,247
2,313	Post Holdings, Inc.(a)(b)	208,771
1,107	TreeHouse Foods, Inc.(a)(b)	54,664

		942,525

	Gas Utilities — 0.0%
1,531	UGI Corp.(b)	56,754

	Health Care Equipment & Supplies — 2.4%
10,188	Abbott Laboratories(b)	1,118,541
2,381	Alcon, Inc.(b)	163,218
588	Align Technology, Inc.(a)(b)	124,009
826	Cooper Cos., Inc. (The)(b)	273,133
753	IDEXX Laboratories, Inc.(a)(b)	307,194
247	Insulet Corp.(a)(b)	72,714
7,266	Medtronic PLC(b)	564,714
1,573	ResMed, Inc.(b)	327,388
1,116	STERIS PLC(b)	206,114
650	Teleflex, Inc.(b)	162,259

		3,319,284

	Health Care Providers & Services — 3.6%
4,703	Centene Corp.(a)(b)	385,693
2,167	Cigna Corp.(b)	718,014
1,307	DaVita, Inc.(a)(b)	97,594
1,644	Elevance Health, Inc.(b)	843,323
1,079	Laboratory Corp. of America Holdings(b)	254,083
612	Molina Healthcare, Inc.(a)(b)	202,094
2,386	Pediatrix Medical Group, Inc.(a)(b)	35,456
4,562	UnitedHealth Group, Inc.(b)	2,418,681

		4,954,938

	Hotels, Restaurants & Leisure — 2.0%
232	Booking Holdings, Inc.(a)(b)	467,545
7,208	Carnival Corp.(a)(b)	58,096
222	Domino’s Pizza, Inc.(b)	76,901
1,238	Hilton Grand Vacations, Inc.(a)(b)	47,712
	Hotels, Restaurants & Leisure — continued
2,215	Hilton Worldwide Holdings, Inc.(b)	$279,887
3,458	McDonald’s Corp.(b)	911,287
2,401	MGM Resorts International(b)	80,506
1,379	Restaurant Brands International, Inc.(b)	89,180
6,174	Starbucks Corp.(b)	612,461
905	Trip.com Group Ltd., ADR(a)(b)	31,132
479	Vail Resorts, Inc.(b)	114,170

		2,768,877

	Household Durables — 0.2%
3,921	PulteGroup, Inc.(b)	178,523
3,091	Toll Brothers, Inc.(b)	154,303

		332,826

	Household Products — 1.7%
2,118	Clorox Co. (The)(b)	297,219
13,588	Procter & Gamble Co. (The)(b)	2,059,397

		2,356,616

	Industrial Conglomerates — 1.1%
3,889	3M Co.(b)	466,369
4,774	Honeywell International, Inc.(b)	1,023,068

		1,489,437

	Insurance — 2.6%
9,922	Arch Capital Group Ltd.(a)(b)	622,903
4,831	Chubb Ltd.(b)	1,065,719
2,762	Cincinnati Financial Corp.(b)	282,801
6,505	Manulife Financial Corp.(b)	116,049
216	Markel Corp.(a)(b)	284,578
5,821	Prudential Financial, Inc.(b)	578,957
911	RenaissanceRe Holdings Ltd.(b)	167,833
1,872	Willis Towers Watson PLC(b)	457,854

		3,576,694

	Interactive Media & Services — 4.2%
16,000	Alphabet, Inc., Class A(a)(b)	1,411,680
35,648	Alphabet, Inc., Class C(a)(b)	3,163,047
1,416	Match Group, Inc.(a)(b)	58,750
9,875	Meta Platforms, Inc., Class A(a)(b)	1,188,357

		5,821,834

	Internet & Direct Marketing Retail — 2.4%
39,292	Amazon.com, Inc.(a)(b)	3,300,528

	IT Services — 4.4%
3,711	Accenture PLC, Class A(b)	990,243
439	Block, Inc.(a)(b)	27,587
277	EPAM Systems, Inc.(a)(b)	90,784
1,048	FleetCor Technologies, Inc.(a)(b)	192,497
2,488	Global Payments, Inc.(b)	247,108
4,509	International Business Machines Corp.(b)	635,273
600	Kyndryl Holdings, Inc.(a)(b)	6,672
4,301	Mastercard, Inc., Class A(b)	1,495,587
5,475	PayPal Holdings, Inc.(a)(b)	389,929
1,329	Shopify, Inc., Class A(a)(b)	46,130
2,955	SS&C Technologies Holdings, Inc.(b)	153,837
558	Twilio, Inc., Class A(a)(b)	27,320
991	VeriSign, Inc.(a)(b)	203,591
7,908	Visa, Inc., Class A(b)	1,642,966

		6,149,524

	Leisure Products — 0.1%
590	Brunswick Corp.(b)	42,527
515	Polaris, Inc.(b)	52,015

		94,542

See accompanying notes to financial statements.

35  |

Portfolio of Investments – as of December 31, 2022

Gateway Equity Call Premium Fund – (continued)

Shares	Description	Value (†)
	Life Sciences Tools & Services — 1.8%
7,763	Avantor, Inc.(a)(b)	$163,722
159	Bio-Rad Laboratories, Inc., Class A(a)(b)	66,858
791	ICON PLC(a)(b)	153,652
1,123	Illumina, Inc.(a)(b)	227,070
2,542	PerkinElmer, Inc.(b)	356,439
2,331	Thermo Fisher Scientific, Inc.(b)	1,283,658
867	Waters Corp.(a)(b)	297,017

		2,548,416

	Machinery — 1.9%
471	AGCO Corp.(b)	65,323
3,132	Caterpillar, Inc.(b)	750,302
1,517	Cummins, Inc.(b)	367,554
1,522	Deere & Co.(b)	652,572
1,533	IDEX Corp.(b)	350,030
6,154	Otis Worldwide Corp.(b)	481,920

		2,667,701

	Media — 0.8%
21,855	Comcast Corp., Class A(b)	764,270
5,700	Fox Corp., Class B(b)	162,165
30	Liberty Broadband Corp., Class C(a)(b)	2,288
20,137	Sirius XM Holdings, Inc.(b)	117,600

		1,046,323

	Metals & Mining — 0.4%
1,372	Alcoa Corp.(b)	62,385
4,852	Barrick Gold Corp.(b)	83,357
929	Rio Tinto PLC, Sponsored ADR(b)	66,145
2,052	Southern Copper Corp.(b)	123,920
1,435	Steel Dynamics, Inc.(b)	140,200
4,124	Vale S.A., Sponsored ADR(b)	69,984

		545,991

	Multi-Utilities — 1.1%
9,368	Ameren Corp.(b)	833,003
10,972	Public Service Enterprise Group, Inc.(b)	672,254

		1,505,257

	Multiline Retail — 0.5%
1,631	Dollar Tree, Inc.(a)(b)	230,689
3,827	Nordstrom, Inc.(b)	61,768
2,860	Target Corp.(b)	426,254

		718,711

	Oil, Gas & Consumable Fuels — 4.7%
1,928	Canadian Natural Resources Ltd.(b)	107,062
8,056	Cenovus Energy, Inc.(b)	156,367
894	Cheniere Energy, Inc.(b)	134,064
8,951	Chevron Corp.(b)	1,606,615
7,143	ConocoPhillips(b)	842,874
4,720	Devon Energy Corp.(b)	290,327
1,122	Enbridge, Inc.(b)	43,870
3,283	EQT Corp.(b)	111,064
19,881	Exxon Mobil Corp.(b)	2,192,874
1,235	HF Sinclair Corp.(b)	64,084
4,296	Occidental Petroleum Corp.(b)	270,605
2,073	Ovintiv, Inc.(b)	105,122
1,422	Pioneer Natural Resources Co.(b)	324,771
3,117	Suncor Energy, Inc.(b)	98,903
1,936	Targa Resources Corp.(b)	142,296
1,014	TC Energy Corp.	40,418

		6,531,316

	Personal Products — 0.0%
2,246	BellRing Brands, Inc.(a)(b)	57,587

	Pharmaceuticals — 5.1%
9,892	Bristol-Myers Squibb Co.(b)	$711,729
3,834	Eli Lilly & Co.(b)	1,402,631
331	Jazz Pharmaceuticals PLC(a)(b)	52,732
12,127	Johnson & Johnson(b)	2,142,234
12,675	Merck & Co., Inc.(b)	1,406,291
27,057	Pfizer, Inc.(b)	1,386,401
1,500	Teva Pharmaceutical Industries Ltd., Sponsored ADR(a)(b)	13,680

		7,115,698

	Professional Services — 0.7%
588	Booz Allen Hamilton Holding Corp.(b)	61,458
3,601	CoStar Group, Inc.(a)(b)	278,285
1,850	Leidos Holdings, Inc.(b)	194,601
1,408	ManpowerGroup, Inc.(b)	117,160
597	TransUnion(b)	33,880
1,845	Verisk Analytics, Inc.(b)	325,495

		1,010,879

	Real Estate Management & Development — 0.0%
176	Jones Lang LaSalle, Inc.(a)(b)	28,049

	REITs – Apartments — 0.8%
3,564	American Homes 4 Rent, Class A(b)	107,419
1,564	Essex Property Trust, Inc.(b)	331,443
7,745	Invitation Homes, Inc.(b)	229,562
2,431	Mid-America Apartment Communities, Inc.(b)	381,642

		1,050,066

	REITs – Diversified — 1.0%
3,388	Crown Castle, Inc.(b)	459,548
2,251	Digital Realty Trust, Inc.(b)	225,708
723	Gaming & Leisure Properties, Inc.(b)	37,661
698	SBA Communications Corp.(b)	195,657
11,638	VICI Properties, Inc.(b)	377,071
2,146	W.P. Carey, Inc.(b)	167,710

		1,463,355

	REITs – Health Care — 0.0%
2,686	Medical Properties Trust, Inc.(b)	29,922

	REITs – Hotels — 0.0%
2,742	Park Hotels & Resorts, Inc.(b)	32,328

	REITs – Manufactured Homes — 0.1%
1,172	Sun Communities, Inc.(b)	167,596

	REITs – Mortgage — 0.0%
1,078	Annaly Capital Management, Inc.(b)	22,724

	REITs – Office Property — 0.0%
1,073	Kilroy Realty Corp.(b)	41,493
370	Orion Office REIT, Inc.(b)	3,160

		44,653

	REITs – Single Tenant — 0.4%
4,368	National Retail Properties, Inc.(b)	199,880
6,468	Realty Income Corp.(b)	410,265

		610,145

	REITs – Storage — 0.1%
1,277	Extra Space Storage, Inc.(b)	187,949

	REITs – Warehouse/Industrials — 0.4%
5,292	Prologis, Inc.(b)	596,567

	Road & Rail — 1.2%
2,291	Canadian Pacific Railway Ltd.(b)	170,886
1,509	Norfolk Southern Corp.(b)	371,848
1,047	Old Dominion Freight Line, Inc.(b)	297,117
492	RXO, Inc.(a)(b)	8,462

See accompanying notes to financial statements.

|  36

Portfolio of Investments – as of December 31, 2022

Gateway Equity Call Premium Fund – (continued)

Shares	Description	Value (†)
	Road & Rail — continued
1,456	Uber Technologies, Inc.(a)(b)	$36,007
4,069	Union Pacific Corp.(b)	842,568
492	XPO, Inc.(a)(b)	16,379

		1,743,267

	Semiconductors & Semiconductor Equipment — 5.0%
7,809	Advanced Micro Devices, Inc.(a)(b)	505,789
5,292	Analog Devices, Inc.(b)	868,047
5,566	Applied Materials, Inc.(b)	542,017
713	Enphase Energy, Inc.(a)(b)	188,916
21,713	Intel Corp.(b)	573,875
5,092	Marvell Technology, Inc.(b)	188,608
11,609	NVIDIA Corp.(b)	1,696,539
1,873	NXP Semiconductors NV(b)	295,990
4,895	ON Semiconductor Corp.(a)(b)	305,301
5,968	QUALCOMM, Inc.(b)	656,122
2,721	Teradyne, Inc.(b)	237,679
5,685	Texas Instruments, Inc.(b)	939,276

		6,998,159

	Software — 8.6%
2,336	Adobe, Inc.(a)(b)	786,134
1,380	ANSYS, Inc.(a)(b)	333,394
886	Check Point Software Technologies Ltd.(a)(b)	111,778
4,052	Fortinet, Inc.(a)(b)	198,102
33,729	Microsoft Corp.(b)	8,088,889
7,985	Oracle Corp.(b)	652,694
391	Palo Alto Networks, Inc.(a)(b)	54,560
5,025	Salesforce, Inc.(a)(b)	666,265
1,200	ServiceNow, Inc.(a)(b)	465,924
1,177	Synopsys, Inc.(a)(b)	375,804
656	VMware, Inc., Class A(a)(b)	80,531
446	Workday, Inc., Class A(a)(b)	74,629
922	Zoom Video Communications, Inc., Class A(a)(b)	62,456

		11,951,160

	Specialty Retail — 1.8%
1,268	Advance Auto Parts, Inc.(b)	186,434
346	Burlington Stores, Inc.(a)(b)	70,155
933	Dick’s Sporting Goods, Inc.(b)	112,231
1,370	Foot Locker, Inc.(b)	51,772
5,211	Gap, Inc. (The)(b)	58,780
5,383	Home Depot, Inc. (The)(b)	1,700,274
478	Ulta Beauty, Inc.(a)(b)	224,216
749	Williams-Sonoma, Inc.(b)	86,075

		2,489,937

	Technology Hardware, Storage & Peripherals — 6.2%
66,509	Apple, Inc.(b)	8,641,514
1,163	Dell Technologies, Inc., Class C(b)	46,776

		8,688,290

	Textiles, Apparel & Luxury Goods — 0.8%
579	Carter’s, Inc.(b)	43,199
189	Lululemon Athletica, Inc.(a)(b)	60,552
7,268	NIKE, Inc., Class B(b)	850,429
2,457	Skechers U.S.A., Inc., Class A(a)(b)	103,071
2,600	Under Armour, Inc., Class C(a)(b)	23,192

		1,080,443

	Tobacco — 1.1%
11,270	Altria Group, Inc.(b)	515,152
1,544	British American Tobacco PLC, Sponsored ADR(b)	61,729
8,950	Philip Morris International, Inc.(b)	905,829

		1,482,710

	Wireless Telecommunication Services — 0.1%
6,515	America Movil SAB de CV, Series L, Sponsored ADR(b)	$118,573
5,722	Vodafone Group PLC, Sponsored ADR(b)	57,907

		176,480

	Total Common Stocks (Identified Cost $113,901,960)	138,873,970

Principal Amount
Short-Term Investments — 1.1%
$1,540,484	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/30/2022 at 1.800% to be repurchased at $1,540,792 on 1/03/2023 collateralized by $780,300 U.S. Treasury Note, 3.625% due 4/15/2028 valued at $1,571,439 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $1,540,484)	1,540,484

	Total Investments — 100.7% (Identified Cost $115,442,444)	140,414,454
	Other assets less liabilities — (0.7)%	(1,004,658)

	Net Assets — 100.0%	$139,409,796

Written Options — (1.8%)

Description	Expiration Date	Exercise Price	Contracts	Notional Amount	Premiums (Received)	Value (†)
Index Options — (1.8%)
S&P 500® Index, Call	1/20/2023	3,850	(40)	$(15,358,000)	$(294,736)	$(287,400)
S&P 500® Index, Call	1/20/2023	4,075	(41)	(15,741,950)	(461,045)	(25,215)
S&P 500® Index, Call	1/20/2023	4,100	(40)	(15,358,000)	(481,620)	(17,200)
S&P 500® Index, Call	1/31/2023	3,925	(40)	(15,358,000)	(238,100)	(213,600)
S&P 500® Index, Call	2/17/2023	3,825	(40)	(15,358,000)	(535,900)	(540,600)
S&P 500® Index, Call	2/17/2023	3,900	(41)	(15,741,950)	(505,667)	(390,525)
S&P 500® Index, Call	2/17/2023	3,950	(38)	(14,590,100)	(471,675)	(277,020)
S&P 500® Index, Call	2/17/2023	3,975	(40)	(15,358,000)	(725,593)	(250,400)
S&P 500® Index, Call	3/17/2023	3,900	(39)	(14,974,050)	(473,948)	(513,630)

Total					$(4,188,284)	$(2,515,590)

(†)	See Note 2 of Notes to Financial Statements.
(a)	Non-income producing security.
(b)	Security (or a portion thereof) has been pledged as collateral for open derivative contracts.

ADR	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs may be significantly influenced by trading on exchanges not located in the United States.
REITs	Real Estate Investment Trusts

See accompanying notes to financial statements.

37  |

Portfolio of Investments – as of December 31, 2022

Gateway Equity Call Premium Fund – (continued)

Industry Summary at December 31, 2022

Software	8.6%
Technology Hardware, Storage & Peripherals	6.2
Pharmaceuticals	5.1
Semiconductors & Semiconductor Equipment	5.0
Oil, Gas & Consumable Fuels	4.7
IT Services	4.4
Interactive Media & Services	4.2
Banks	3.9
Health Care Providers & Services	3.6
Capital Markets	2.7
Insurance	2.6
Biotechnology	2.4
Health Care Equipment & Supplies	2.4
Internet & Direct Marketing Retail	2.4
Diversified Financial Services	2.2
Beverages	2.2
Hotels, Restaurants & Leisure	2.0
Other Investments, less than 2% each	35.0
Short-Term Investments	1.1

Total Investments	100.7
Other assets less liabilities (including open written options)	(0.7)

Net Assets	100.0%

See accompanying notes to financial statements.

|  38

Portfolio of Investments – as of December 31, 2022

Mirova Global Green Bond Fund

Principal Amount (‡)	Description	Value (†)
Bonds and Notes — 98.7% of Net Assets
	Canada — 2.2%
1,000,000	Province of Ontario Canada, 1.950%, 1/27/2023, (CAD)	$737,334
50,000	Province of Quebec Canada, 2.600%, 7/06/2025, (CAD)	35,648

		772,982

	Chile — 2.0%
500,000	Chile Government International Bond, 1.250%, 1/29/2040, (EUR)	348,329
500,000	Chile Government International Bond, 3.500%, 1/25/2050	360,312

		708,641

	Denmark — 3.1%
500,000	Orsted A/S, 1.500%, 11/26/2029, (EUR)	463,852
200,000	Orsted A/S, (fixed rate to 9/09/2027, variable rate thereafter), 1.750%, 12/09/3019, (EUR)	182,780
500,000	Vestas Wind Systems Finance BV, EMTN, 1.500%, 6/15/2029, (EUR)	468,654

		1,115,286

	Finland — 0.5%
200,000	VR-Yhtyma OYJ, 2.375%, 5/30/2029, (EUR)	190,811

	France — 7.7%
400,000	Altarea SCA, 1.750%, 1/16/2030, (EUR)	316,553
400,000	Cie de Saint-Gobain, EMTN, 2.125%, 6/10/2028, (EUR)	393,469
400,000	Covivio, 1.125%, 9/17/2031, (EUR)	342,861
200,000	Derichebourg S.A., 2.250%, 7/15/2028, (EUR)	182,957
200,000	Faurecia SE, 2.375%, 6/15/2029, (EUR)	161,370
100,000	Getlink SE, 3.500%, 10/30/2025, (EUR)	103,834
600,000	ICADE, 1.500%, 9/13/2027, (EUR)	556,071
300,000	Seche Environnement S.A., 2.250%, 11/15/2028, (EUR)	275,367
600,000	Societe du Grand Paris EPIC, EMTN, 1.700%, 5/25/2050, (EUR)	422,828

		2,755,310

	Germany — 9.5%
700,000	BayWa AG, EMTN, 3.125%, 6/26/2024, (EUR)	747,007
2,300,000	Bundesrepublik Deutschland Bundesanleihe, Series G, Zero Coupon, 1.719%-2.111%, 8/15/2050, (EUR)(a)	1,288,013
500,000	E.ON SE, EMTN, 0.350%, 2/28/2030, (EUR)	419,019
500,000	EnBW Energie Baden-Wuerttemberg AG, (fixed rate to 3/30/2026, variable rate thereafter), 1.875%, 6/29/2080, (EUR)	458,934
500,000	Landesbank Baden-Wuerttemberg, Series 809, MTN, 0.375%, 7/29/2026, (EUR)	470,948

		3,383,921

	Hungary — 1.4%
700,000	Hungary Government International Bond, 1.750%, 6/05/2035, (EUR)	490,779

	Indonesia — 1.4%
500,000	Perusahaan Penerbit SBSN Indonesia III, MTN, 3.900%, 8/20/2024	493,750

	Ireland — 0.7%
300,000	ESB Finance DAC, EMTN, 1.000%, 7/19/2034, (EUR)	232,435

	Italy — 6.5%
400,000	A2A SpA, EMTN, 1.000%, 7/16/2029, (EUR)	$342,544
600,000	Assicurazioni Generali SpA, EMTN, 2.124%, 10/01/2030, (EUR)	527,573
300,000	ERG SpA, EMTN, 0.500%, 9/11/2027, (EUR)	271,530
400,000	Hera SpA, EMTN, 2.500%, 5/25/2029, (EUR)	387,844
1,300,000	Italy Buoni Poliennali Del Tesoro, 1.500%, 4/30/2045, 144A, (EUR)	786,842

		2,316,333

	Japan — 2.4%
500,000	Denso Corp., 1.239%, 9/16/2026	434,423
400,000	Mizuho Financial Group, Inc., EMTN, 3.490%, 9/05/2027, (EUR)	416,645

		851,068

	Korea — 2.9%
400,000	Kookmin Bank, GMTN, 4.500%, 2/01/2029	370,943
300,000	Korea International Bond, Zero Coupon, 0.000%, 10/15/2026, (EUR)(b)	280,748
400,000	Korea Water Resources Corp., EMTN, 3.875%, 5/15/2023	398,240

		1,049,931

	Lithuania — 2.3%
500,000	AB Ignitis Grupe, EMTN, 1.875%, 7/10/2028, (EUR)	448,834
400,000	AB Ignitis Grupe, EMTN, 2.000%, 7/14/2027, (EUR)	380,907

		829,741

	Mexico — 2.2%
800,000	Mexico Government International Bond, 1.350%, 9/18/2027, (EUR)	767,754

	Netherlands — 9.0%
200,000	ABB Finance BV, EMTN, Zero Coupon, 0.282%, 1/19/2030, (EUR)(b)	164,187
300,000	Alliander NV, EMTN, 2.625%, 9/09/2027, (EUR)	308,901
400,000	CTP NV, EMTN, 2.125%, 10/01/2025, (EUR)	367,510
400,000	de Volksbank NV, EMTN, 0.375%, 3/03/2028, (EUR)	345,462
500,000	de Volksbank NV, (fixed rate to 12/15/2027, variable rate thereafter), 7.000%, (EUR)(c)	478,973
600,000	de Volksbank NV, EMTN, (fixed rate to 10/22/2025, variable rate thereafter), 1.750%, 10/22/2030, (EUR)	581,639
500,000	Koninklijke Philips NV, EMTN, 2.125%, 11/05/2029, (EUR)	462,705
300,000	Stedin Holding NV, EMTN, 2.375%, 6/03/2030, (EUR)	290,963
150,000	TenneT Holding BV, EMTN, 1.250%, 10/24/2033, (EUR)	121,717
100,000	TenneT Holding BV, EMTN, 1.875%, 6/13/2036, (EUR)	84,055

		3,206,112

	Norway — 0.9%
300,000	Statkraft A/S, EMTN, 2.875%, 9/13/2029, (EUR)	307,621

	Portugal — 1.0%
400,000	Ren Finance BV, EMTN, 0.500%, 4/16/2029, (EUR)	342,283

	Singapore — 2.6%
1,000,000	Vena Energy Capital Pte Ltd., EMTN, 3.133%, 2/26/2025	918,658

	Spain — 9.5%
400,000	Banco Bilbao Vizcaya Argentaria S.A., 1.000%, 6/21/2026, (EUR)	390,780
300,000	Banco Bilbao Vizcaya Argentaria S.A., GMTN, 4.375%, 10/14/2029, (EUR)	325,204
500,000	Bankinter S.A., 0.625%, 10/06/2027, (EUR)	450,629

See accompanying notes to financial statements.

39  |

Portfolio of Investments – as of December 31, 2022

Mirova Global Green Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Spain — continued
400,000	Iberdrola Finanzas S.A., EMTN, 1.375%, 3/11/2032, (EUR)	$353,980
500,000	Iberdrola International BV, (fixed rate to 2/22/2023, variable rate thereafter), 1.875%, (EUR)(c)	529,872
900,000	Spain Government Bond, 1.000%, 7/30/2042, 144A, (EUR)	587,773
500,000	Telefonica Emisiones S.A., EMTN, 2.592%, 5/25/2031, (EUR)	483,805
300,000	Telefonica Europe BV, (fixed rate to 2/05/2027, variable rate thereafter), 2.502%, (EUR)(c)	269,143

		3,391,186

	Supranationals — 5.7%
2,200,000	European Investment Bank, 2.375%, 5/24/2027	2,042,789

	Sweden — 3.4%
400,000	SKF AB, 3.125%, 9/14/2028, (EUR)	406,771
500,000	Vattenfall AB, EMTN, 0.125%, 2/12/2029, (EUR)	427,694
400,000	Volvo Car AB, EMTN, 2.500%, 10/07/2027, (EUR)	376,453

		1,210,918

	United Kingdom — 9.2%
500,000	Anglian Water Services Financing PLC, EMTN, 1.625%, 8/10/2025, (GBP)	555,359
500,000	SSE PLC, EMTN, 1.375%, 9/04/2027, (EUR)	482,190
300,000	SSE PLC, EMTN, 2.875%, 8/01/2029, (EUR)	300,050
400,000	Thames Water Utilities Finance PLC, 0.875%, 1/31/2028, (EUR)	364,185
1,600,000	United Kingdom Gilt, 0.875%, 7/31/2033, (GBP)	1,443,796
200,000	United Kingdom Gilt, 1.500%, 7/31/2053, (GBP)	138,309

		3,283,889

	United States — 12.6%
600,000	Digital Dutch Finco BV, 1.500%, 3/15/2030, (EUR)	501,404
600,000	Digital Euro Finco LLC, 2.500%, 1/16/2026, (EUR)	594,489
300,000	Digital Intrepid Holding BV, 0.625%, 7/15/2031, (EUR)	219,607
200,000	DTE Electric Co., 3.950%, 3/01/2049	163,888
500,000	Equinix, Inc., 0.250%, 3/15/2027, (EUR)	462,177
400,000	Ford Motor Co., 3.250%, 2/12/2032	299,977
	United States — continued
$500,000	General Motors Co., 5.400%, 10/15/2029	$477,149
400,000	Southern Power Co., 4.150%, 12/01/2025	392,030
200,000	Thermo Fisher Scientific, Inc., 4.100%, 8/15/2047	173,957
700,000	Verizon Communications, Inc., 3.875%, 2/08/2029	656,786
600,000	Wabtec Transportation Netherlands BV, 1.250%, 12/03/2027, (EUR)	543,970

		4,485,434

	Total Bonds and Notes (Identified Cost $41,309,382)	35,147,632

	Total Investments — 98.7% (Identified Cost $41,309,382)	35,147,632
	Other assets less liabilities — 1.3%	467,662

	Net Assets — 100.0%	$35,615,294

(†)	See Note 2 of Notes to Financial Statements.
(‡)	Principal Amount stated in U.S. dollars unless otherwise noted.
(a)	Interest rate represents annualized yield at time of purchase; not a coupon rate. The Fund’s investment in this security is comprised of various lots with differing annualized yields.
(b)	Interest rate represents annualized yield at time of purchase; not a coupon rate.
(c)	Perpetual bond with no specified maturity date.

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2022, the value of Rule 144A holdings amounted to $1,374,615 or 3.9% of net assets.
EMTN	Euro Medium Term Note
GMTN	Global Medium Term Note
MTN	Medium Term Note

CAD	Canadian Dollar
EUR	Euro
GBP	British Pound

At December 31, 2022, open long futures contracts were as follows:

Financial Futures	Expiration Date	Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
2 Year U.S. Treasury Note	3/31/2023	10	$2,062,266	$2,050,782	$(11,484)
5 Year U.S. Treasury Note	3/31/2023	11	1,204,930	1,187,226	(17,704)
10 Year Canada Government Bond	3/22/2023	2	186,662	181,019	(5,643)
Euro-Buxl® 30 Year Bond	3/08/2023	3	517,347	434,302	(83,045)

Total					$(117,876)

At December 31, 2022, open short futures contracts were as follows:

Financial and Currency Futures	Expiration Date	Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
British Pound	3/13/2023	20	$1,514,209	$1,510,500	$3,709
Canadian Dollar	3/14/2023	9	673,920	665,280	8,640
Euro	3/13/2023	190	24,934,803	25,540,750	(605,947)
German Euro BOBL	3/08/2023	25	3,171,474	3,097,613	73,861
Ultra Long U.S. Treasury Bond	3/22/2023	5	720,000	671,563	48,437

Total					$(471,300)

See accompanying notes to financial statements.

|  40

Portfolio of Investments – as of December 31, 2022

Mirova Global Green Bond Fund – (continued)

Industry Summary at December 31, 2022

Utility-Electric	18.9%
Government National	18.2
Industrial	16.3
Special Purpose	10.9
Bank	10.8
Financial	9.2
Supra-National	5.7
Government Regional	3.4
Telephone	2.6
Government Agency	1.1
Utility-Gas	0.8
Transportation-Rail	0.5
Transportation-Non Rail	0.3

Total Investments	98.7
Other assets less liabilities (including futures contracts)	1.3

Net Assets	100.0%

Currency Exposure Summary at December 31, 2022

Euro	70.4%
United States Dollar	20.1
British Pound	6.0
Canadian Dollar	2.2

Total Investments	98.7
Other assets less liabilities (including futures contracts)	1.3

Net Assets	100.0%

See accompanying notes to financial statements.

41  |

Portfolio of Investments – as of December 31, 2022

Mirova Global Sustainable Equity Fund

Shares	Description	Value (†)
Common Stocks — 98.6% of Net Assets
	Belgium — 1.1%
151,183	KBC Group NV	$9,733,960

	Brazil — 1.9%
20,014	MercadoLibre, Inc.(a)	16,936,647

	Denmark — 9.3%
302,260	Novo Nordisk A/S, Class B	41,051,612
251,826	Orsted A/S, 144A	22,766,489
591,167	Vestas Wind Systems A/S	17,244,723

		81,062,824

	France — 2.6%
529,484	Credit Agricole S.A.	5,569,821
91,858	EssilorLuxottica S.A.	16,620,139

		22,189,960

	Germany — 5.5%
218,629	Mercedes-Benz Group AG, (Registered)	14,297,215
107,744	SAP SE	11,123,563
206,565	Symrise AG	22,433,990

		47,854,768

	Hong Kong — 2.9%
2,263,311	AIA Group Ltd.	24,994,607

	Japan — 5.4%
841,800	Sekisui House Ltd.	14,924,316
607,130	Takeda Pharmaceutical Co. Ltd.	18,970,791
443,200	Terumo Corp.	12,564,975

		46,460,082

	Netherlands — 3.8%
13,136	Adyen NV, 144A(a)	18,236,038
26,371	ASML Holding NV	14,378,831

		32,614,869

	Spain — 3.4%
2,533,317	Iberdrola S.A.	29,572,646

	Taiwan — 2.2%
260,502	Taiwan Semiconductor Manufacturing Co. Ltd., Sponsored ADR	19,404,794

	United Kingdom — 2.6%
4,383,942	Legal & General Group PLC	13,143,638
192,268	Unilever PLC	9,647,380

		22,791,018

	United States — 57.9%
70,960	Adobe, Inc.(a)	23,880,169
89,717	American Water Works Co., Inc.	13,674,665
220,003	Aptiv PLC(a)	20,488,879
190,484	Ball Corp.	9,741,352
73,553	Bright Horizons Family Solutions, Inc.(a)	4,641,194
86,494	Danaher Corp.	22,957,237
23,650	Deere & Co.	10,140,174
676,733	eBay, Inc.	28,064,118
190,714	Ecolab, Inc.	27,760,330
85,422	Edwards Lifesciences Corp.(a)	6,373,335
67,114	Eli Lilly & Co.	24,552,986
42,013	Estee Lauder Cos., Inc. (The), Class A	10,423,845
39,130	Intuitive Surgical, Inc.(a)	10,383,146
118,432	Mastercard, Inc., Class A	41,182,359
160,023	Microsoft Corp.	38,376,716
275,714	NextEra Energy, Inc.	23,049,690
168,559	NVIDIA Corp.	24,633,212
68,452	Roper Technologies, Inc.	29,577,425
70,522	Signature Bank	8,125,545
277,604	Sunrun, Inc.(a)	6,668,048
	United States — continued
52,405	SVB Financial Group(a)	$12,060,487
78,246	Thermo Fisher Scientific, Inc.	43,089,290
292,910	Verizon Communications, Inc.	11,540,654
120,475	Visa, Inc., Class A	25,029,886
69,244	Watts Water Technologies, Inc., Class A	10,125,550
139,203	Xylem, Inc.	15,391,676

		501,931,968

	Total Common Stocks (Identified Cost $954,746,681)	855,548,143

	Total Investments — 98.6% (Identified Cost $954,746,681)	855,548,143
	Other assets less liabilities — 1.4%	11,884,265

	Net Assets — 100.0%	$867,432,408

(†)	See Note 2 of Notes to Financial Statements.
(a)	Non-income producing security.

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2022, the value of Rule 144A holdings amounted to $41,002,527 or 4.7% of net assets.
ADR	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs may be significantly influenced by trading on exchanges not located in the United States.

Industry Summary at December 31, 2022

Software	11.9%
IT Services	9.8
Pharmaceuticals	9.7
Electric Utilities	8.7
Life Sciences Tools & Services	7.6
Semiconductors & Semiconductor Equipment	6.7
Chemicals	5.8
Health Care Equipment & Supplies	5.3
Internet & Direct Marketing Retail	5.1
Insurance	4.4
Machinery	4.2
Banks	4.1
Electrical Equipment	2.8
Auto Components	2.4
Personal Products	2.3
Other Investments, less than 2% each	7.8

Total Investments	98.6
Other assets less liabilities	1.4

Net Assets	100.0%

Currency Exposure Summary at December 31, 2022

United States Dollar	62.0%
Euro	17.5
Danish Krone	9.3
Japanese Yen	5.4
Hong Kong Dollar	2.9
British Pound	1.5

Total Investments	98.6
Other assets less liabilities	1.4

Net Assets	100.0%

See accompanying notes to financial statements.

|  42

Portfolio of Investments – as of December 31, 2022

Mirova International Sustainable Equity Fund

Shares	Description	Value (†)
Common Stocks — 99.9% of Net Assets
	Australia — 1.2%
42,192	Stockland	$103,913

	Belgium — 5.9%
6,653	KBC Group NV	428,355
2,805	Umicore S.A.	103,167

		531,522

	Brazil — 1.2%
125	MercadoLibre, Inc.(a)	105,780

	Denmark — 12.1%
3,464	Novo Nordisk A/S, Class B	470,465
3,158	Orsted A/S, 144A	285,501
11,352	Vestas Wind Systems A/S	331,145

		1,087,111

	France — 12.7%
1,123	Air Liquide S.A.	159,393
16,194	Credit Agricole S.A.	170,350
4,823	Dassault Systemes SE	173,433
1,076	EssilorLuxottica S.A.	194,684
500	L’Oreal S.A.	179,049
1,420	Sanofi	136,926
3,151	Worldline S.A., 144A(a)	123,401

		1,137,236

	Germany — 6.9%
2,533	Mercedes-Benz Group AG, (Registered)	165,645
2,765	SAP SE	285,461
1,504	Symrise AG	163,342

		614,448

	Hong Kong — 8.6%
42,478	AIA Group Ltd.	469,101
21,857	Prudential PLC	298,026

		767,127

	Ireland — 3.9%
3,596	Kingspan Group PLC	194,702
4,281	Smurfit Kappa Group PLC	158,655

		353,357

	Japan — 13.5%
1,900	Kao Corp.	75,431
22,100	Kubota Corp.	301,918
10,100	Sekisui House Ltd.	179,063
800	Shimano, Inc.	126,415
8,138	Takeda Pharmaceutical Co. Ltd.	254,285
6,600	Terumo Corp.	187,114
2,000	West Japan Railway Co.	86,839

		1,211,065

	Netherlands — 7.7%
204	Adyen NV, 144A(a)	283,203
753	ASML Holding NV	410,574

		693,777

	Norway — 0.4%
3,921	Telenor ASA	36,634

	Spain — 4.2%
32,051	Iberdrola S.A.	374,147

	Switzerland — 2.6%
484	Geberit AG, (Registered)	228,487

	Taiwan — 4.1%
4,962	Taiwan Semiconductor Manufacturing Co. Ltd., Sponsored ADR	369,619

	United Kingdom — 14.9%
3,166	Croda International PLC	251,946
	United Kingdom — continued
9,784	Halma PLC	$233,005
3,187	Johnson Matthey PLC	81,451
14,707	Land Securities Group PLC	109,878
119,493	Legal & General Group PLC	358,256
964	Spirax-Sarco Engineering PLC	123,132
3,507	Unilever PLC	175,970

		1,333,638

	Total Common Stocks (Identified Cost $11,539,092)	8,947,861

	Total Investments — 99.9% (Identified Cost $11,539,092)	8,947,861
	Other assets less liabilities — 0.1%	10,383

	Net Assets — 100.0%	$8,958,244

(†)	See Note 2 of Notes to Financial Statements.
(a)	Non-income producing security.

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2022, the value of Rule 144A holdings amounted to $692,105 or 7.7% of net assets.
ADR	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs may be significantly influenced by trading on exchanges not located in the United States.

Industry Summary at December 31, 2022

Insurance	12.6%
Pharmaceuticals	9.5
Semiconductors & Semiconductor Equipment	8.7
Chemicals	8.4
Electric Utilities	7.4
Banks	6.7
Software	5.1
Personal Products	4.8
Machinery	4.8
Building Products	4.8
IT Services	4.5
Health Care Equipment & Supplies	4.3
Electrical Equipment	3.7
Electronic Equipment, Instruments & Components	2.6
REITs - Diversified	2.4
Household Durables	2.0
Other Investments, less than 2% each	7.6

Total Investments	99.9
Other assets less liabilities	0.1

Net Assets	100.0%

Currency Exposure Summary at December 31, 2022

Euro	43.3%
British Pound	16.2
Japanese Yen	13.5
Danish Krone	12.1
United States Dollar	5.3
Hong Kong Dollar	5.3
Swiss Franc	2.6
Other, less than 2% each	1.6

Total Investments	99.9
Other assets less liabilities	0.1

Net Assets	100.0%

See accompanying notes to financial statements.

43  |

Portfolio of Investments – as of December 31, 2022

Mirova U.S. Sustainable Equity Fund

Shares	Description	Value (†)
Common Stocks — 98.3% of Net Assets
	Auto Components — 2.1%
832	Aptiv PLC(a)	$77,484

	Banks — 2.1%
509	Signature Bank	58,647
75	SVB Financial Group(a)	17,260

		75,907

	Chemicals — 3.2%
811	Ecolab, Inc.	118,049

	Commercial Services & Supplies — 4.2%
973	Waste Management, Inc.	152,644

	Communications Equipment — 1.1%
815	Cisco Systems, Inc.	38,827

	Containers & Packaging — 1.4%
1,012	Ball Corp.	51,754

	Diversified Consumer Services — 0.9%
504	Bright Horizons Family Solutions, Inc.(a)	31,802

	Diversified Telecommunication Services — 2.0%
1,827	Verizon Communications, Inc.	71,984

	Electric Utilities — 4.4%
1,933	NextEra Energy, Inc.	161,599

	Electrical Equipment — 0.9%
1,347	Sunrun, Inc.(a)	32,355

	Electronic Equipment, Instruments & Components — 1.1%
797	Trimble, Inc.(a)	40,296

	Health Care Equipment & Supplies — 4.0%
353	Edwards Lifesciences Corp.(a)	26,337
447	Intuitive Surgical, Inc.(a)	118,612

		144,949

	Household Products — 1.5%
718	Colgate-Palmolive Co.	56,571

	Internet & Direct Marketing Retail — 3.5%
3,088	eBay, Inc.	128,059

	IT Services — 9.6%
180	Accenture PLC, Class A	48,031
605	Mastercard, Inc., Class A	210,377
445	Visa, Inc., Class A	92,453

		350,861

	Life Sciences Tools & Services — 10.9%
587	Danaher Corp.	155,802
441	Thermo Fisher Scientific, Inc.	242,854

		398,656

	Machinery — 8.4%
103	Deere & Co.	44,162
684	Watts Water Technologies, Inc., Class A	100,021
1,482	Xylem, Inc.	163,865

		308,048

	Personal Products — 3.0%
435	Estee Lauder Cos., Inc. (The), Class A	107,928

	Pharmaceuticals — 3.6%
363	Eli Lilly & Co.	132,800

	Semiconductors & Semiconductor Equipment — 10.6%
944	First Solar, Inc.(a)	141,402
1,004	NVIDIA Corp.	146,725
1,327	Taiwan Semiconductor Manufacturing Co. Ltd., Sponsored ADR	98,848

		386,975

	Software — 15.5%
362	Adobe, Inc.(a)	$121,824
1,131	Microsoft Corp.	271,236
405	Roper Technologies, Inc.	174,997

		568,057

	Water Utilities — 4.3%
1,037	American Water Works Co., Inc.	158,060

	Total Common Stocks (Identified Cost $3,704,689)	3,593,665

Principal Amount
Short-Term Investments — 2.7%
$100,052	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/30/2022 at 1.800% to be repurchased at $100,072 on 1/03/2023 collateralized by $116,700 U.S. Treasury Note, 1.250% due 3/31/2028 valued at $102,103 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $100,052)	100,052

	Total Investments — 101.0% (Identified Cost $3,804,741)	3,693,717
	Other assets less liabilities — (1.0)%	(38,206)

	Net Assets — 100.0%	$3,655,511

(†)	See Note 2 of Notes to Financial Statements.
(a)	Non-income producing security.

ADR	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs may be significantly influenced by trading on exchanges not located in the United States.

Industry Summary at December 31, 2022

Software	15.5%
Life Sciences Tools & Services	10.9
Semiconductors & Semiconductor Equipment	10.6
IT Services	9.6
Machinery	8.4
Electric Utilities	4.4
Water Utilities	4.3
Commercial Services & Supplies	4.2
Health Care Equipment & Supplies	4.0
Pharmaceuticals	3.6
Internet & Direct Marketing Retail	3.5
Chemicals	3.2
Personal Products	3.0
Auto Components	2.1
Banks	2.1
Diversified Telecommunication Services	2.0
Other Investments, less than 2% each	6.9
Short-Term Investments	2.7

Total Investments	101.0
Other assets less liabilities	(1.0)

Net Assets	100.0%

See accompanying notes to financial statements.

|  44

Statements of Assets and Liabilities

December 31, 2022

	Gateway Fund	Gateway Equity Call Premium Fund	Mirova Global Green Bond Fund
ASSETS
Investments at cost	$2,946,359,258	$115,442,444	$41,309,382
Net unrealized appreciation (depreciation)	3,473,011,667	24,972,010	(6,161,750)

Investments at value	6,419,370,925	140,414,454	35,147,632
Cash	26,484	2,454	—
Due from brokers (including variation margin on futures contracts) (Note 2)	—	—	1,529,723
Foreign currency at value (identified cost $0, $0 and $1,833,618, respectively)	—	—	1,849,067
Receivable for Fund shares sold	9,711,231	873,468	208,406
Receivable from investment adviser (Note 6)	—	—	24,520
Receivable for securities sold	31,901,010	712,048	—
Dividends and interest receivable	4,142,643	117,771	294,825
Unrealized appreciation on futures contracts (Note 2)	—	—	134,647
Prepaid expenses (Note 8)	1,198	566	559

TOTAL ASSETS	6,465,153,491	142,120,761	39,189,379

LIABILITIES
Options written, at value (premiums received $185,070,747, $4,188,284 and $0, respectively) (Note 2)	111,573,945	2,515,590	—
Payable for Fund shares redeemed	10,682,824	26,714	700,620
Payable to custodian bank (Note 9)	—	—	2,071,038
Unrealized depreciation on futures contracts (Note 2)	—	—	723,823
Management fees payable (Note 6)	3,068,724	34,780	—
Deferred Trustees’ fees (Note 6)	1,143,854	53,461	20,777
Administrative fees payable (Note 6)	257,617	5,669	1,503
Payable to distributor (Note 6d)	41,301	436	344
Audit and tax services fees payable	54,782	53,723	45,285
Other accounts payable and accrued expenses	290,938	20,592	10,695

TOTAL LIABILITIES	127,113,985	2,710,965	3,574,085

NET ASSETS	$6,338,039,506	$139,409,796	$35,615,294

NET ASSETS CONSIST OF:
Paid-in capital	$3,848,120,513	$120,724,621	$45,587,908
Accumulated earnings (loss)	2,489,918,993	18,685,175	(9,972,614)

NET ASSETS	$6,338,039,506	$139,409,796	$35,615,294

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Class A shares:
Net assets	$869,121,700	$1,617,348	$5,278,322

Shares of beneficial interest	24,432,413	110,777	660,314

Net asset value and redemption price per share	$35.57	$14.60	$7.99

Offering price per share (100/[100-maximum sales charge] of net asset value) (Note 1)	$37.74	$15.49	$8.34

Class C shares: (redemption price per share is equal to net asset value less any applicable contingent deferred sales charge) (Note 1)
Net assets	$77,354,918	$944,242	$—

Shares of beneficial interest	2,193,877	65,314	—

Net asset value and offering price per share	$35.26	$14.46	$—

Class N shares:
Net assets	$378,376,979	$218,791	$5,223,751

Shares of beneficial interest	10,644,572	15,012	649,942

Net asset value, offering and redemption price per share	$35.55	$14.57	$8.04

Class Y shares:
Net assets	$5,013,185,909	$136,629,415	$25,113,221

Shares of beneficial interest	141,050,267	9,366,728	3,128,962

Net asset value, offering and redemption price per share	$35.54	$14.59	$8.03

See accompanying notes to financial statements.

45  |

Statements of Assets and Liabilities (continued)

December 31, 2022

	Mirova Global Sustainable Equity Fund	Mirova International Sustainable Equity Fund	Mirova U.S. Sustainable Equity Fund
ASSETS
Investments at cost	$954,746,681	$11,539,092	$3,804,741
Net unrealized depreciation	(99,198,538)	(2,591,231)	(111,024)

Investments at value	855,548,143	8,947,861	3,693,717
Foreign currency at value (identified cost $12,369,753, $91,334 and $0, respectively)	12,537,049	94,266	—
Receivable for Fund shares sold	1,337,039	18,198	11,408
Receivable from investment adviser (Note 6)	—	6,616	5,653
Dividends and interest receivable	271,391	11,634	1,349
Tax reclaims receivable	682,248	61,214	—
Prepaid expenses (Note 8)	641	558	556

TOTAL ASSETS	870,376,511	9,140,347	3,712,683

LIABILITIES
Payable for Fund shares redeemed	1,973,761	39,463	—
Management fees payable (Note 6)	568,957	—	—
Deferred Trustees’ fees (Note 6)	43,462	12,989	5,549
Administrative fees payable (Note 6)	35,462	362	150
Payable to distributor (Note 6d)	7,793	17	2
Audit and tax services fees payable	44,996	44,865	44,448
Other accounts payable and accrued expenses	269,672	84,407	7,023

TOTAL LIABILITIES	2,944,103	182,103	57,172

NET ASSETS	$867,432,408	$8,958,244	$3,655,511

NET ASSETS CONSIST OF:
Paid-in capital	$980,681,195	$11,818,891	$3,777,005
Accumulated loss	(113,248,787)	(2,860,647)	(121,494)

NET ASSETS	$867,432,408	$8,958,244	$3,655,511

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Class A shares:
Net assets	$29,013,123	$717,422	$2,667

Shares of beneficial interest	1,905,687	68,504	294

Net asset value and redemption price per share	$15.22	$10.47	$9.07

Offering price per share (100/94.25 of net asset value) (Note 1)	$16.15	$11.11	$9.62

Class C shares: (redemption price per share is equal to net asset value less any applicable contingent deferred sales charge) (Note 1)
Net assets	$11,440,846	$—	$77,144

Shares of beneficial interest	789,919	—	8,645

Net asset value and offering price per share	$14.48	$—	$8.92

Class N shares:
Net assets	$189,957,035	$7,433,250	$3,527,321

Shares of beneficial interest	12,364,452	706,535	388,535

Net asset value, offering and redemption price per share	$15.36	$10.52	$9.08

Class Y shares:
Net assets	$637,021,404	$807,572	$48,379

Shares of beneficial interest	41,466,978	76,848	5,333

Net asset value, offering and redemption price per share	$15.36	$10.51	$9.07

See accompanying notes to financial statements.

|  46

Statements of Operations

For the Year Ended December 31, 2022

	Gateway Fund	Gateway Equity Call Premium Fund	Mirova Global Green Bond Fund
INVESTMENT INCOME
Dividends	$111,489,535	$2,105,185	$—
Interest	825,403	23,781	714,961
Less net foreign taxes withheld	(131,554)	(7,235)	—

	112,183,384	2,121,731	714,961

Expenses
Management fees (Note 6)	42,712,665	754,139	204,867
Service and distribution fees (Note 6)	3,277,842	12,855	15,597
Administrative fees (Note 6)	3,299,638	58,881	18,492
Trustees’ fees and expenses (Note 6)	232,940	15,909	13,089
Trustees’ fees deferred compensation (Note 6)	(115,800)	(3,826)	549
Transfer agent fees and expenses (Notes 6 and 7)	4,382,114	67,138	42,249
Audit and tax services fees	54,998	53,742	45,287
Custodian fees and expenses	277,348	98,161	11,800
Interest expense (Note 11)	—	1,508	4,380
Legal fees (Note 8)	248,230	4,308	1,374
Registration fees	181,419	81,334	51,342
Regulatory filing fees	13,000	13,000	13,000
Shareholder reporting expenses	331,628	12,256	13,771
Miscellaneous expenses	217,851	22,791	19,438

Total expenses	55,113,873	1,192,196	455,235
Fee/expense recovery (Note 6)	3,123	—	—
Less waiver and/or expense reimbursement (Note 6)	(990,739)	(293,801)	(171,696)

Net expenses	54,126,257	898,395	283,539

Net investment income	58,057,127	1,223,336	431,422

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS, OPTIONS WRITTEN AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investments	204,406,425	(626,895)	(4,062,959)
Futures contracts	—	—	1,911,303
Options written	448,762,179	7,931,158	—
Foreign currency transactions (Note 2c)	(3,241)	(155)	(97,168)
Net change in unrealized appreciation (depreciation) on:
Investments	(1,779,813,042)	(25,391,840)	(5,644,636)
Futures contracts	—	—	(114,946)
Options written	85,743,092	1,830,792	—
Foreign currency translations (Note 2c)	(129)	—	6,670

Net realized and unrealized loss on investments, futures contracts, options written and foreign currency transactions	(1,040,904,716)	(16,256,940)	(8,001,736)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(982,847,589)	$(15,033,604)	$(7,570,314)

See accompanying notes to financial statements.

47  |

Statements of Operations (continued)

For the Year Ended December 31, 2022

	Mirova Global Sustainable Equity Fund	Mirova International Sustainable Equity Fund	Mirova U.S. Sustainable Equity Fund
INVESTMENT INCOME
Dividends	$16,679,217	$587,791	$38,939
Non-cash dividends (Note 2b)	1,225,552	31,741	—
Interest	35,148	1,009	654
Less net foreign taxes withheld	(1,483,752)	(67,280)	(515)

	16,456,165	553,261	39,078

Expenses
Management fees (Note 6)	7,695,354	152,331	25,740
Service and distribution fees (Note 6)	219,162	1,370	863
Administrative fees (Note 6)	434,036	8,536	1,786
Trustees’ fees and expenses (Note 6)	41,127	12,386	11,958
Trustees’ fees deferred compensation (Note 6)	4,776	1,585	2,645
Transfer agent fees and expenses (Notes 6 and 7)	843,739	5,517	3,892
Audit and tax services fees	45,838	45,213	44,449
Custodian fees and expenses	70,014	24,633	2,016
Interest expense (Note 11)	42,550	2,412	—
Legal fees (Note 8)	33,519	761	122
Registration fees	103,972	52,520	69,501
Regulatory filing fees	13,000	13,000	13,000
Shareholder reporting expenses	87,121	9,177	8,357
Miscellaneous expenses	58,821	18,762	13,529

Total expenses	9,693,029	348,203	197,858
Less waiver and/or expense reimbursement (Note 6)	(410,053)	(172,221)	(167,224)

Net expenses	9,282,976	175,982	30,634

Net investment income	7,173,189	377,279	8,444

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investments	(13,898,657)	(43,865)	81,285
Foreign currency transactions (Note 2c)	(231,031)	(23,782)	—
Net change in unrealized appreciation (depreciation) on:
Investments	(261,769,491)	(8,261,267)	(1,240,668)
Foreign currency translations (Note 2c)	178,325	(1,402)	—

Net realized and unrealized loss on investments and foreign currency transactions	(275,720,854)	(8,330,316)	(1,159,383)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(268,547,665)	$(7,953,037)	$(1,150,939)

See accompanying notes to financial statements.

|  48

Statements of Changes in Net Assets

	Gateway Fund		Gateway Equity Call Premium Fund
	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2022	Year Ended December 31, 2021
FROM OPERATIONS:
Net investment income	$58,057,127	$49,256,628	$1,223,336	$539,101
Net realized gain (loss) on investments, options written and foreign currency transactions	653,165,363	(549,706,836)	7,304,108	(5,401,601)
Net change in unrealized appreciation (depreciation) on investments, options written and foreign currency translations	(1,694,070,079)	1,314,249,613	(23,561,048)	19,067,765

Net increase (decrease) in net assets resulting from operations	(982,847,589)	813,799,405	(15,033,604)	14,205,265

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(5,738,007)	(4,616,139)	(12,362)	(7,926)
Class C	—	—	(601)	(75)
Class N	(4,134,252)	(3,190,505)	(2,287)	(4,105)
Class Y	(48,176,662)	(41,377,637)	(1,235,232)	(532,807)

Total distributions	(58,048,921)	(49,184,281)	(1,250,482)	(544,913)

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 13)	(805,606,549)	294,964,158	49,826,241	32,303,743

Net increase (decrease) in net assets	(1,846,503,059)	1,059,579,282	33,542,155	45,964,095
NET ASSETS
Beginning of the year	8,184,542,565	7,124,963,283	105,867,641	59,903,546

End of the year	$6,338,039,506	$8,184,542,565	$139,409,796	$105,867,641

See accompanying notes to financial statements.

49  |

Statements of Changes in Net Assets (continued)

	Mirova Global Green Bond Fund		Mirova Global Sustainable Equity Fund
	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2022	Year Ended December 31, 2021
FROM OPERATIONS:
Net investment income	$431,422	$261,984	$7,173,189	$2,101,557
Net realized gain (loss) on investments, futures contracts and foreign currency transactions	(2,248,824)	2,318,906	(14,129,688)	150,307,939
Net change in unrealized appreciation (depreciation) on investments, futures contracts and foreign currency translations	(5,752,912)	(3,822,067)	(261,591,166)	23,546,962

Net increase (decrease) in net assets resulting from operations	(7,570,314)	(1,241,177)	(268,547,665)	175,956,458

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(308,314)	(196,254)	(1,656,969)	(4,789,380)
Class C	—	—	(629,720)	(1,953,531)
Class N	(298,746)	(286,884)	(10,372,579)	(22,974,524)
Class Y	(1,496,052)	(956,524)	(35,564,616)	(94,376,354)

Total distributions	(2,103,112)	(1,439,662)	(48,223,884)	(124,093,789)

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 13)	(1,836,354)	10,270,116	63,521,966	191,048,671

Net increase (decrease) in net assets	(11,509,780)	7,589,277	(253,249,583)	242,911,340
NET ASSETS
Beginning of the year	47,125,074	39,535,797	1,120,681,991	877,770,651

End of the year	$35,615,294	$47,125,074	$867,432,408	$1,120,681,991

See accompanying notes to financial statements.

|  50

Statements of Changes in Net Assets (continued)

	Mirova International Sustainable Equity Fund		Mirova U.S. Sustainable Equity Fund
	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2022	Year Ended December 31, 2021
FROM OPERATIONS:
Net investment income	$377,279	$269,597	$8,444	$2,949
Net realized gain (loss) on investments and foreign currency transactions	(67,647)	225,743	81,285	433,439
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	(8,262,669)	1,042,311	(1,240,668)	1,023,001

Net increase (decrease) in net assets resulting from operations	(7,953,037)	1,537,651	(1,150,939)	1,459,389

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(25,462)	(8,864)	(223)	(623)
Class C	—	—	(5,225)	(5,097)
Class N	(273,620)	(929,817)	(257,702)	(264,825)
Class Y	(29,504)	(41,940)	(2,573)	(2,393)
Tax return of capital
Class N	—	—	(3,159)	—
Class Y	—	—	(29)	—

Total distributions	(328,586)	(980,621)	(268,911)	(272,938)

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 13)	(12,492,079)	12,545,607	24,536	(1,244,405)

Net increase (decrease) in net assets	(20,773,702)	13,102,637	(1,395,314)	(57,954)
NET ASSETS
Beginning of the year	29,731,946	16,629,309	5,050,825	5,108,779

End of the year	$8,958,244	$29,731,946	$3,655,511	$5,050,825

See accompanying notes to financial statements.

51  |

Financial Highlights

For a share outstanding throughout each period.

	Gateway Fund—Class A
	Year Ended December 31, 2022		Year Ended December 31, 2021		Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018
Net asset value, beginning of the period	$40.70		$36.76		$34.69	$31.65	$33.47

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.22		0.18		0.30	0.37	0.34
Net realized and unrealized gain (loss)	(5.13)		3.93		2.08	3.05	(1.80)

Total from Investment Operations	(4.91)		4.11		2.38	3.42	(1.46)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.22)		(0.17)		(0.31)	(0.38)	(0.36)

Net asset value, end of the period	$35.57		$40.70		$36.76	$34.69	$31.65

Total return(b)(c)	(12.06)%		11.24%		6.92%	10.84%	(4.39)%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$869,122		$1,073,713		$987,702	$1,125,464	$1,177,641
Net expenses(d)	0.93	%(e)	0.94	%(f)	0.94%	0.94%	0.94%
Gross expenses	0.96	%(e)	0.98	%(f)	1.02%	1.01%	1.01%
Net investment income	0.60%		0.46%		0.88%	1.12%	1.03%
Portfolio turnover rate	16%		11%		22%	12%	10%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	A sales charge for Class A shares is not reflected in total return calculations.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Includes refund of prior year service fee of 0.01%. See Note 6b of Notes to Financial Statements.
(f)	Includes refund of prior year service fee of 0.01%

See accompanying notes to financial statements.

|  52

Financial Highlights (continued)

For a share outstanding throughout each period.

	Gateway Fund—Class C
	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018
Net asset value, beginning of the period	$40.41	$36.60	$34.54	$31.50	$33.32

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(a)	(0.06)	(0.11)	0.04	0.12	0.09
Net realized and unrealized gain (loss)	(5.09)	3.92	2.07	3.03	(1.80)

Total from Investment Operations	(5.15)	3.81	2.11	3.15	(1.71)

LESS DISTRIBUTIONS FROM:
Net investment income	—	—	(0.05)	(0.11)	(0.11)

Net asset value, end of the period	$35.26	$40.41	$36.60	$34.54	$31.50

Total return(b)(c)	(12.74)%	10.41%	6.13%	10.02%	(5.15)%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$77,355	$114,019	$142,623	$215,947	$272,904
Net expenses(d)	1.70%	1.70%	1.70%	1.70%	1.70%
Gross expenses	1.71%	1.73%	1.77%	1.76%	1.76%
Net investment income (loss)	(0.17)%	(0.30)%	0.12%	0.37%	0.27%
Portfolio turnover rate	16%	11%	22%	12%	10%

(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.

See accompanying notes to financial statements.

53  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Gateway Fund—Class N
	Year Ended December 31, 2022	Year Ended December 31, 2021		Year Ended December 31, 2020		Year Ended December 31, 2019		Year Ended December 31, 2018
Net asset value, beginning of the period	$40.68	$36.74		$34.68		$31.63		$33.46

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.33	0.29		0.40		0.47		0.44
Net realized and unrealized gain (loss)	(5.13)	3.94		2.07		3.06		(1.81)

Total from Investment Operations	(4.80)	4.23		2.47		3.53		(1.37)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.33)	(0.29)		(0.41)		(0.48)		(0.46)

Net asset value, end of the period	$35.55	$40.68		$36.74		$34.68		$31.63

Total return	(11.80)%	11.57	%(b)	7.25	%(b)	11.17	%(b)	(4.13	)%(b)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$378,377	$504,299		$369,829		$369,793		$179,727
Net expenses	0.65%	0.65	%(c)	0.65	%(c)	0.65	%(c)	0.65	%(c)
Gross expenses	0.65%	0.67%		0.70%		0.69%		0.70%
Net investment income	0.88%	0.74%		1.17%		1.40%		1.32%
Portfolio turnover rate	16%	11%		22%		12%		10%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.

See accompanying notes to financial statements.

|  54

Financial Highlights (continued)

For a share outstanding throughout each period.

	Gateway Fund—Class Y
	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018
Net asset value, beginning of the period	$40.67	$36.73	$34.67	$31.63	$33.46

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.31	0.27	0.38	0.46	0.43
Net realized and unrealized gain (loss)	(5.13)	3.94	2.07	3.04	(1.81)

Total from Investment Operations	(4.82)	4.21	2.45	3.50	(1.38)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.31)	(0.27)	(0.39)	(0.46)	(0.45)

Net asset value, end of the period	$35.54	$40.67	$36.73	$34.67	$31.63

Total return(b)	(11.85)%	11.49%	7.19%	11.12%	(4.18)%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$5,013,186	$6,492,511	$5,624,810	$6,446,007	$6,508,061
Net expenses(c)	0.70%	0.70%	0.70%	0.70%	0.70%
Gross expenses	0.71%	0.73%	0.77%	0.76%	0.76%
Net investment income	0.83%	0.70%	1.12%	1.37%	1.28%
Portfolio turnover rate	16%	11%	22%	12%	10%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.

See accompanying notes to financial statements.

55  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Gateway Equity Call Premium Fund—Class A
	Year Ended December 31, 2022	Year Ended December 31, 2021		Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018
Net asset value, beginning of the period	$16.66	$14.03		$13.07	$11.32	$12.08

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.10	0.07		0.09	0.10	0.09
Net realized and unrealized gain (loss)	(2.06)	2.62		0.95	1.76	(0.76)

Total from Investment Operations	(1.96)	2.69		1.04	1.86	(0.67)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.10)	(0.06)		(0.08)	(0.11)	(0.09)

Net asset value, end of the period	$14.60	$16.66		$14.03	$13.07	$11.32

Total return(b)(c)	(11.77)%	19.20%		8.06%	16.46%	(5.60)%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$1,617	$2,613		$1,456	$2,363	$2,375
Net expenses(d)	0.93%	1.03	%(e)(f)	1.20%	1.20%	1.20%
Gross expenses	1.16%	1.20%		1.43%	1.42%	1.44%
Net investment income	0.66%	0.43%		0.69%	0.82%	0.73%
Portfolio turnover rate	11%	5%		15%	17%	58%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	A sales charge for Class A shares is not reflected in total return calculations.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Effective July 1, 2021, the expense limit decreased from 1.20% to 0.93%.
(f)	Includes additional voluntary waiver of advisory fee of 0.02%.

See accompanying notes to financial statements.

|  56

Financial Highlights (continued)

For a share outstanding throughout each period.

	Gateway Equity Call Premium Fund—Class C
	Year Ended December 31, 2022	Year Ended December 31, 2021		Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018
Net asset value, beginning of the period	$16.52	$13.96		$13.03	$11.29	$12.05

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(a)	(0.01)	(0.05)		(0.01)	0.01	0.00 (b)
Net realized and unrealized gain (loss)	(2.04)	2.61		0.95	1.74	(0.75)

Total from Investment Operations	(2.05)	2.56		0.94	1.75	(0.75)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.01)	(0.00	)(b)	(0.01)	(0.01)	(0.01)

Net asset value, end of the period	$14.46	$16.52		$13.96	$13.03	$11.29

Total return(c)(d)	(12.36)%	18.28%		7.23%	15.54%	(6.24)%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$944	$814		$741	$727	$849
Net expenses(e)	1.68%	1.79	%(f)(g)	1.95%	1.95%	1.95%
Gross expenses	1.91%	1.96%		2.17%	2.17%	2.19%
Net investment income (loss)	(0.06)%	(0.33)%		(0.10)%	0.07%	0.02%
Portfolio turnover rate	11%	5%		15%	17%	58%

(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share.
(c)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.
(d)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(f)	Effective July 1, 2021, the expense limit decreased from 1.95% to 1.68%.
(g)	Includes additional voluntary waiver of advisory fee of 0.02%.

See accompanying notes to financial statements.

57  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Gateway Equity Call Premium Fund—Class N
	Year Ended December 31, 2022	Year Ended December 31, 2021		Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018
Net asset value, beginning of the period	$16.63	$14.01		$13.06	$11.32	$12.09

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.14	0.11		0.12	0.13	0.13
Net realized and unrealized gain (loss)	(2.05)	2.61		0.95	1.76	(0.77)

Total from Investment Operations	(1.91)	2.72		1.07	1.89	(0.64)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.15)	(0.10)		(0.12)	(0.15)	(0.13)

Net asset value, end of the period	$14.57	$16.63		$14.01	$13.06	$11.32

Total return(b)	(11.51)%	19.49%		8.36%	16.73%	(5.32)%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$219	$437		$728	$530	$1
Net expenses(c)	0.63%	0.77	%(d)	0.90%	0.90%	0.90%
Gross expenses	1.23%	1.08%		1.29%	1.63%	15.41%
Net investment income	0.95%	0.70%		0.95%	1.03%	1.04%
Portfolio turnover rate	11%	5%		15%	17%	58%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(d)	Effective July 1, 2021, the expense limit decreased from 0.90% to 0.63%.

See accompanying notes to financial statements.

|  58

Financial Highlights (continued)

For a share outstanding throughout each period.

	Gateway Equity Call Premium Fund—Class Y
	Year Ended December 31, 2022	Year Ended December 31, 2021		Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018
Net asset value, beginning of the period	$16.65	$14.02		$13.07	$11.32	$12.09

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.14	0.10		0.11	0.13	0.12
Net realized and unrealized gain (loss)	(2.06)	2.63		0.96	1.76	(0.76)

Total from Investment Operations	(1.92)	2.73		1.07	1.89	(0.64)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.14)	(0.10)		(0.12)	(0.14)	(0.13)

Net asset value, end of the period	$14.59	$16.65		$14.02	$13.07	$11.32

Total return(b)	(11.48)%	19.43%		8.38%	16.67%	(5.37)%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$136,629	$102,004		$56,979	$60,794	$67,125
Net expenses(c)	0.68%	0.78	%(d)(e)	0.95%	0.95%	0.95%
Gross expenses	0.91%	0.95%		1.17%	1.17%	1.19%
Net investment income	0.95%	0.67%		0.90%	1.06%	1.01%
Portfolio turnover rate	11%	5%		15%	17%	58%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(d)	Effective July 1, 2021, the expense limit decreased from 0.95% to 0.68%.
(e)	Includes additional voluntary waiver of advisory fee of 0.02%.

See accompanying notes to financial statements.

59  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Mirova Global Green Bond—Class A
	Year Ended December 31, 2022		Year Ended December 31, 2021		Year Ended December 31, 2020		Year Ended December 31, 2019		Year Ended December 31, 2018
Net asset value, beginning of the period	$10.14		$10.77		$10.36		$9.71		$9.96

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.07		0.04		0.07		0.09		0.08
Net realized and unrealized gain (loss)	(1.75)		(0.37)		0.71		0.80		(0.02)

Total from Investment Operations	(1.68)		(0.33)		0.78		0.89		0.06

LESS DISTRIBUTIONS FROM:
Net investment income	(0.01)		(0.14)		(0.18)		(0.10)		(0.31)
Net realized capital gains	(0.46)		(0.16)		(0.19)		(0.14)		—

Total Distributions	(0.47)		(0.30)		(0.37)		(0.24)		(0.31)

Net asset value, end of the period	$7.99		$10.14		$10.77		$10.36		$9.71

Total return(b)(c)	(16.73)%		(3.02)%		7.61%		9.16%		0.64%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$5,278		$6,798		$5,674		$2,549		$814
Net expenses(d)	0.91	%(e)	0.96	%(f)(g)	0.97	%(h)	0.96	%(i)	0.96	%(j)
Gross expenses	1.34	%(e)	1.41	%(g)	1.43	%(h)	1.56	%(i)	1.75	%(j)
Net investment income	0.83%		0.39%		0.69%		0.86%		0.85%
Portfolio turnover rate	60%		37%		53%		25%		46%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	A sales charge for Class A shares is not reflected in total return calculations.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Includes interest expense. Without this expense the ratio of net expenses would have been 0.90% and the ratio of gross expenses would have been 1.33%.
(f)	Effective July 1, 2021, the expense limit decreased from 0.95% to 0.90%.
(g)	Includes interest expense. Without this expense the ratio of net expenses would have been 0.92% and the ratio of gross expenses would have been 1.37%.
(h)	Includes interest expense. Without this expense the ratio of net expenses would have been 0.95% and the ratio of gross expenses would have been 1.41%.
(i)	Includes interest expense. Without this expense the ratio of net expenses would have been 0.95% and the ratio of gross expenses would have been 1.55%.
(j)	Includes interest expense. Without this expense the ratio of net expenses would have been 0.95% and the ratio of gross expenses would have been 1.74%.

See accompanying notes to financial statements.

|  60

Financial Highlights (continued)

For a share outstanding throughout each period.

	Mirova Global Green Bond—Class N
	Year Ended December 31, 2022		Year Ended December 31, 2021		Year Ended December 31, 2020		Year Ended December 31, 2019		Year Ended December 31, 2018
Net asset value, beginning of the period	$10.17		$10.80		$10.39		$9.73		$9.98

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.10		0.07		0.10		0.12		0.11
Net realized and unrealized gain (loss)	(1.75)		(0.36)		0.71		0.80		(0.02)

Total from Investment Operations	(1.65)		(0.29)		0.81		0.92		0.09

LESS DISTRIBUTIONS FROM:
Net investment income	(0.02)		(0.18)		(0.21)		(0.12)		(0.34)
Net realized capital gains	(0.46)		(0.16)		(0.19)		(0.14)		—

Total Distributions	(0.48)		(0.34)		(0.40)		(0.26)		(0.34)

Net asset value, end of the period	$8.04		$10.17		$10.80		$10.39		$9.73

Total return(b)	(16.42)%		(2.73)%		7.89%		9.52%		0.93%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$5,224		$8,110		$11,781		$27,322		$27,050
Net expenses(c)	0.61	%(d)	0.67	%(e)(f)	0.67	%(g)	0.66	%(h)	0.66	%(i)
Gross expenses	0.99	%(d)	1.05	%(f)	1.07	%(g)	1.08	%(h)	1.12	%(i)
Net investment income	1.11%		0.69%		0.96%		1.17%		1.13%
Portfolio turnover rate	60%		37%		53%		25%		46%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(d)	Includes interest expense. Without this expense the ratio of net expenses would have been 0.60% and the ratio of gross expenses would have been 0.98%.
(e)	Effective July 1, 2021, the expense limit decreased from 0.65% to 0.60%.
(f)	Includes interest expense. Without this expense the ratio of net expenses would have been 0.63% and the ratio of gross expenses would have been 1.02%.
(g)	Includes interest expense. Without this expense the ratio of net expenses would have been 0.65% and the ratio of gross expenses would have been 1.05%.
(h)	Includes interest expense. Without this expense the ratio of net expenses would have been 0.65% and the ratio of gross expenses would have been 1.07%.
(i)	Includes interest expense. Without this expense the ratio of net expenses would have been 0.65% and the ratio of gross expenses would have been 1.11%.

See accompanying notes to financial statements.

61  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Mirova Global Green Bond—Class Y
	Year Ended December 31, 2022		Year Ended December 31, 2021		Year Ended December 31, 2020		Year Ended December 31, 2019		Year Ended December 31, 2018
Net asset value, beginning of the period	$10.16		$10.79		$10.37		$9.72		$9.97

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.10		0.07		0.10		0.11		0.12
Net realized and unrealized gain (loss)	(1.76)		(0.37)		0.72		0.80		(0.03)

Total from Investment Operations	(1.66)		(0.30)		0.82		0.91		0.09

LESS DISTRIBUTIONS FROM:
Net investment income	(0.01)		(0.17)		(0.21)		(0.12)		(0.34)
Net realized capital gains	(0.46)		(0.16)		(0.19)		(0.14)		—

Total Distributions	(0.47)		(0.33)		(0.40)		(0.26)		(0.34)

Net asset value, end of the period	$8.03		$10.16		$10.79		$10.37		$9.72

Total return(b)	(16.45)%		(2.69)%		7.85%		9.38%		0.89%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$25,113		$32,217		$22,081		$7,060		$1,205
Net expenses(c)	0.66	%(d)	0.71	%(e)(f)	0.72	%(g)	0.71	%(h)	0.71	%(i)
Gross expenses	1.09	%(d)	1.16	%(f)	1.18	%(g)	1.28	%(h)	1.39	%(i)
Net investment income	1.09%		0.63%		0.94%		1.10%		1.19%
Portfolio turnover rate	60%		37%		53%		25%		46%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(d)	Includes interest expense. Without this expense the ratio of net expenses would have been 0.65% and the ratio of gross expenses would have been 1.08%.
(e)	Effective July 1, 2021, the expense limit decreased from 0.70% to 0.65%.
(f)	Includes interest expense. Without this expense the ratio of net expenses would have been 0.67% and the ratio of gross expenses would have been 1.13%.
(g)	Includes interest expense. Without this expense the ratio of net expenses would have been 0.70% and the ratio of gross expenses would have been 1.16%.
(h)	Includes interest expense. Without this expense the ratio of net expenses would have been 0.70% and the ratio of gross expenses would have been 1.27%.
(i)	Includes interest expense. Without this expense the ratio of net expenses would have been 0.70% and the ratio of gross expenses would have been 1.39%.

See accompanying notes to financial statements.

|  62

Financial Highlights (continued)

For a share outstanding throughout each period.

	Mirova Global Sustainable Equity Fund—Class A
	Year Ended December 31, 2022		Year Ended December 31, 2021		Year Ended December 31, 2020		Year Ended December 31, 2019		Year Ended December 31, 2018
Net asset value, beginning of the period	$20.53		$19.57		$14.92		$11.45		$12.77

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(a)	0.08		(0.01)		(0.02)		0.03		0.00	(b)
Net realized and unrealized gain (loss)	(4.62)		3.45		4.77		3.69		(0.84)

Total from Investment Operations	(4.54)		3.44		4.75		3.72		(0.84)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.07)		(0.00	)(b)	(0.00	)(b)	(0.03)		(0.00	)(b)
Net realized capital gains	(0.70)		(2.48)		(0.10)		(0.22)		(0.48)

Total Distributions	(0.77)		(2.48)		(0.10)		(0.25)		(0.48)

Net asset value, end of the period	$15.22		$20.53		$19.57		$14.92		$11.45

Total return(c)(d)	(22.56)%		17.82%		32.07%		32.63%		(6.54)%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$29,013		$43,117		$33,625		$12,884		$6,360
Net expenses(e)	1.20	%(f)	1.21	%(g)	1.20%		1.21	%(h)	1.30	%(i)(j)
Gross expenses	1.26	%(f)	1.24	%(g)	1.24%		1.39	%(h)	1.39	%(i)
Net investment income (loss)	0.51%		(0.03)%		(0.14)%		0.21%		0.03%
Portfolio turnover rate	23%		40	%(k)	11%		23%		19%

(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	A sales charge for Class A shares is not reflected in total return calculations.
(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(f)	Includes interest expense. Without this expense the ratio of net expenses would have been 1.20% and the ratio of gross expenses would have been 1.25%.
(g)	Includes interest expense. Without this expense the ratio of net expenses would have been 1.20% and the ratio of gross expenses would have been 1.24%.
(h)	Includes interest expense. Without this expense the ratio of net expenses would have been 1.20% and the ratio of gross expenses would have been 1.38%.
(i)	Includes interest expense of less than 0.01%.
(j)	Effective December 28, 2018, the expense limit decreased from 1.30% to 1.20%.
(k)	The variation in the Fund’s turnover rate from 2020 to 2021 was primarily due to an increase in shareholder activity.

See accompanying notes to financial statements.

63  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Mirova Global Sustainable Equity Fund—Class C
	Year Ended December 31, 2022		Year Ended December 31, 2021		Year Ended December 31, 2020		Year Ended December 31, 2019		Year Ended December 31, 2018
Net asset value, beginning of the period	$19.62		$18.95		$14.56		$11.24		$12.63

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(a)	(0.04)		(0.16)		(0.13)		(0.07)		(0.09)
Net realized and unrealized gain (loss)	(4.40)		3.31		4.62		3.61		(0.82)

Total from Investment Operations	(4.44)		3.15		4.49		3.54		(0.91)

LESS DISTRIBUTIONS FROM:
Net investment income	—		(0.00	)(b)	(0.00	)(b)	—		—
Net realized capital gains	(0.70)		(2.48)		(0.10)		(0.22)		(0.48)

Total Distributions	(0.70)		(2.48)		(0.10)		(0.22)		(0.48)

Net asset value, end of the period	$14.48		$19.62		$18.95		$14.56		$11.24

Total return(c)(d)	(23.11)%		16.85%		31.07%		31.66%		(7.20)%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$11,441		$17,248		$11,196		$5,406		$2,706
Net expenses(e)	1.95	%(f)	1.96	%(g)	1.95%		1.96	%(h)	2.05	%(i)(j)
Gross expenses	2.01	%(f)	1.99	%(g)	1.99%		2.14	%(h)	2.14	%(i)
Net investment loss	(0.23)%		(0.79)%		(0.84)%		(0.52)%		(0.72)%
Portfolio turnover rate	23%		40	%(k)	11%		23%		19%

(a)	Per share net investment loss has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.
(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(f)	Includes interest expense. Without this expense the ratio of net expenses would have been 1.95% and the ratio of gross expenses would have been 2.00%.
(g)	Includes interest expense. Without this expense the ratio of net expenses would have been 1.95% and the ratio of gross expenses would have been 1.99%.
(h)	Includes interest expense. Without this expense the ratio of net expenses would have been 1.95% and the ratio of gross expenses would have been 2.13%.
(i)	Includes interest expense of less than 0.01%.
(j)	Effective December 28, 2018, the expense limit decreased from 2.05% to 1.95%.
(k)	The variation in the Fund’s turnover rate from 2020 to 2021 was primarily due to an increase in shareholder activity.

See accompanying notes to financial statements.

|  64

Financial Highlights (continued)

For a share outstanding throughout each period.

	Mirova Global Sustainable Equity Fund—Class N
	Year Ended December 31, 2022		Year Ended December 31, 2021		Year Ended December 31, 2020		Year Ended December 31, 2019		Year Ended December 31, 2018
Net asset value, beginning of the period	$20.72		$19.71		$14.99		$11.49		$12.81

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(a)	0.13		0.05		0.01		0.06		(0.01)
Net realized and unrealized gain (loss)	(4.67)		3.49		4.82		3.72		(0.79)

Total from Investment Operations	(4.54)		3.54		4.83		3.78		(0.80)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.12)		(0.05)		(0.01)		(0.06)		(0.04)
Net realized capital gains	(0.70)		(2.48)		(0.10)		(0.22)		(0.48)

Total Distributions	(0.82)		(2.53)		(0.11)		(0.28)		(0.52)

Net asset value, end of the period	$15.36		$20.72		$19.71		$14.99		$11.49

Total return	(22.32)%		18.17%		32.44	%(b)	33.05	%(b)	(6.26	)%(b)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$189,957		$219,679		$72,768		$11,000		$2,842
Net expenses	0.90	%(c)	0.91	%(d)(e)	0.90	%(f)	0.90	%(f)(g)	1.01	%(f)(h)(i)
Gross expenses	0.90	%(c)	0.91	%(d)(e)	0.93%		1.08	%(g)	1.08	%(h)
Net investment income (loss)	0.81%		0.24%		0.08%		0.46%		(0.08)%
Portfolio turnover rate	23%		40	%(j)	11%		23%		19%

(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	Includes interest expense. Without this expense the ratio of net expenses would have been 0.89% and the ratio of gross expenses would have been 0.89%.
(d)	Includes interest expense. Without this expense the ratio of net expenses would have been 0.90% and the ratio of gross expenses would have been 0.90%.
(e)	Includes fee/expense recovery of 0.01%.
(f)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(g)	Includes interest expense of less than 0.01%.
(h)	Includes interest expense. Without this expense the ratio of net expenses would have been 0.99% and the ratio of gross expenses would have been 1.07%.
(i)	Effective December 28, 2018, the expense limit decreased from 1.00% to 0.90%.
(j)	The variation in the Fund’s turnover rate from 2020 to 2021 was primarily due to an increase in shareholder activity.

See accompanying notes to financial statements.

65  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Mirova Global Sustainable Equity Fund—Class Y
	Year Ended December 31, 2022		Year Ended December 31, 2021		Year Ended December 31, 2020		Year Ended December 31, 2019		Year Ended December 31, 2018
Net asset value, beginning of the period	$20.71		$19.71		$14.99		$11.49		$12.81

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.12		0.05		0.01		0.07		0.04
Net realized and unrealized gain (loss)	(4.66)		3.46		4.81		3.70		(0.85)

Total from Investment Operations	(4.54)		3.51		4.82		3.77		(0.81)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.11)		(0.03)		(0.00	)(b)	(0.05)		(0.03)
Net realized capital gains	(0.70)		(2.48)		(0.10)		(0.22)		(0.48)

Total Distributions	(0.81)		(2.51)		(0.10)		(0.27)		(0.51)

Net asset value, end of the period	$15.36		$20.71		$19.71		$14.99		$11.49

Total return(c)	(22.33)%		18.06%		32.42%		32.99%		(6.32)%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$637,021		$840,638		$760,181		$118,032		$69,705
Net expenses(d)	0.95	%(e)	0.96	%(f)	0.95%		0.96	%(g)	1.05	%(h)(i)
Gross expenses	1.01	%(e)	0.99	%(f)	0.99%		1.14	%(g)	1.15	%(h)
Net investment income	0.76%		0.22%		0.06%		0.50%		0.29%
Portfolio turnover rate	23%		40	%(j)	11%		23%		19%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Includes interest expense. Without this expense the ratio of net expenses would have been 0.95% and the ratio of gross expenses would have been 1.00%.
(f)	Includes interest expense. Without this expense the ratio of net expenses would have been 0.95% and the ratio of gross expenses would have been 0.99%.
(g)	Includes interest expense. Without this expense the ratio of net expenses would have been 0.95% and the ratio of gross expenses would have been 1.13%.
(h)	Includes interest expense of less than 0.01%.
(i)	Effective December 28, 2018, the expense limit decreased from 1.05% to 0.95%.
(j)	The variation in the Fund’s turnover rate from 2020 to 2021 was primarily due to an increase in shareholder activity.

See accompanying notes to financial statements.

|  66

Financial Highlights (continued)

For a share outstanding throughout each period.

	Mirova International Sustainable Equity Fund—Class A
	Year Ended December 31, 2022		Year Ended December 31, 2021		Year Ended December 31, 2020		Year Ended December 31, 2019		Period Ended December 31, 2018*
Net asset value, beginning of the period	$14.35		$13.95		$12.51		$10.03		$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(a)	0.11		0.08		(0.01)		0.12		(0.00	)(b)
Net realized and unrealized gain (loss)	(3.62)		0.78		2.87		2.48		0.03

Total from Investment Operations	(3.51)		0.86		2.86		2.60		0.03

LESS DISTRIBUTIONS FROM:
Net investment income	(0.37)		(0.09)		(0.12)		(0.12)		—
Net realized capital gains	—		(0.37)		(1.30)		—		—

Total Distributions	(0.37)		(0.46)		(1.42)		(0.12)		—

Net asset value, end of the period	$10.47		$14.35		$13.95		$12.51		$10.03

Total return(c)(d)	(24.42)%		6.22%		23.18%		25.97%		0.30	%(e)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$717		$380		$76		$4		$1
Net expenses(f)	1.21	%(g)	1.21	%(h)	1.26	%(i)	1.21	%(j)	1.20	%(k)
Gross expenses	2.30	%(g)	2.08	%(h)	5.69	%(i)	107.91	%(j)	22.87	%(k)
Net investment income (loss)	0.99%		0.57%		(0.04)%		1.09%		(1.20	)%(k)
Portfolio turnover rate	8%		8%		11%		8%		0%

*	From commencement of operations on December 28, 2018 through December 31, 2018.
(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share.
(c)	A sales charge for Class A shares is not reflected in total return calculations.
(d)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(e)	Periods less than one year are not annualized.
(f)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(g)	Includes interest expense. Without this expense the ratio of net expenses would have been 1.20% and the ratio of gross expenses would have been 2.29%.
(h)	Includes interest expense. Without this expense the ratio of net expenses would have been 1.20% and the ratio of gross expenses would have been 2.07%.
(i)	Includes interest expense. Without this expense the ratio of net expenses would have been 1.20% and the ratio of gross expenses would have been 5.64%.
(j)	Includes interest expense. Without this expense the ratio of net expenses would have been 1.20% and the ratio of gross expenses would have been 107.90%.
(k)	Computed on an annualized basis for periods less than one year.

See accompanying notes to financial statements.

67  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Mirova International Sustainable Equity Fund—Class N
	Year Ended December 31, 2022		Year Ended December 31, 2021		Year Ended December 31, 2020		Year Ended December 31, 2019		Period Ended December 31, 2018*
Net asset value, beginning of the period	$14.40		$13.99		$12.51		$10.03		$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(a)	0.23		0.14		0.07		0.15		(0.00	)(b)
Net realized and unrealized gain (loss)	(3.71)		0.76		2.84		2.49		0.03

Total from Investment Operations	(3.48)		0.90		2.91		2.64		0.03

LESS DISTRIBUTIONS FROM:
Net investment income	(0.40)		(0.12)		(0.13)		(0.16)		—
Net realized capital gains	—		(0.37)		(1.30)		—		—

Total Distributions	(0.40)		(0.49)		(1.43)		(0.16)		—

Net asset value, end of the period	$10.52		$14.40		$13.99		$12.51		$10.03

Total return(c)	(24.17)%		6.47%		23.60%		26.31%		0.30	%(d)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$7,433		$27,569		$16,478		$17,193		$10,035
Net expenses(e)	0.91	%(f)	0.91	%(g)	0.93	%(h)	0.92	%(i)	0.90	%(j)
Gross expenses	1.80	%(f)	1.44	%(g)	1.83	%(h)	1.99	%(i)	22.55	%(j)
Net investment income (loss)	2.01%		0.94%		0.58%		1.36%		(0.90	)%(j)
Portfolio turnover rate	8%		8%		11%		8%		0%

*	From commencement of operations on December 28, 2018 through December 31, 2018.
(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	Periods less than one year are not annualized.
(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(f)	Includes interest expense. Without this expense the ratio of net expenses would have been 0.90% and the ratio of gross expenses would have been 1.79%.
(g)	Includes interest expense. Without this expense the ratio of net expenses would have been 0.90% and the ratio of gross expenses would have been 1.43%.
(h)	Includes interest expense. Without this expense the ratio of net expenses would have been 0.90% and the ratio of gross expenses would have been 1.80%.
(i)	Includes interest expense. Without this expense the ratio of net expenses would have been 0.75% and the ratio of gross expenses would have been 1.22%.
(j)	Computed on an annualized basis for periods less than one year.

See accompanying notes to financial statements.

|  68

Financial Highlights (continued)

For a share outstanding throughout each period.

	Mirova International Sustainable Equity Fund—Class Y
	Year Ended December 31, 2022		Year Ended December 31, 2021		Year Ended December 31, 2020		Year Ended December 31, 2019		Period Ended December 31, 2018*
Net asset value, beginning of the period	$14.38		$13.98		$12.50		$10.03		$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(a)	0.24		0.08		0.03		0.15		(0.00	)(b)
Net realized and unrealized gain (loss)	(3.72)		0.80		2.88		2.48		0.03

Total from Investment Operations	(3.48)		0.88		2.91		2.63		0.03

LESS DISTRIBUTIONS FROM:
Net investment income	(0.39)		(0.11)		(0.13)		(0.16)		—
Net realized capital gains	—		(0.37)		(1.30)		—		—

Total Distributions	(0.39)		(0.48)		(1.43)		(0.16)		—

Net asset value, end of the period	$10.51		$14.38		$13.98		$12.50		$10.03

Total return(c)	(24.18)%		6.39%		23.60%		26.21%		0.30	%(d)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$808		$1,783		$75		$9		$1
Net expenses(e)	0.96	%(f)	0.96	%(g)	1.00	%(h)	0.96	%(i)	0.95	%(j)
Gross expenses	2.05	%(f)	1.83	%(g)	6.51	%(h)	94.13	%(i)	22.51	%(j)
Net investment income (loss)	2.09%		0.52%		0.21%		1.36%		(0.95	)%(j)
Portfolio turnover rate	8%		8%		11%		8%		0%

*	From commencement of operations on December 28, 2018 through December 31, 2018.
(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	Periods less than one year are not annualized.
(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(f)	Includes interest expense. Without this expense the ratio of net expenses would have been 0.95% and the ratio of gross expenses would have been 2.04%.
(g)	Includes interest expense. Without this expense the ratio of net expenses would have been 0.95% and the ratio of gross expenses would have been 1.82%.
(h)	Includes interest expense. Without this expense the ratio of net expenses would have been 0.95% and the ratio of gross expenses would have been 6.46%.
(i)	Includes interest expense. Without this expense the ratio of net expenses would have been 0.95% and the ratio of gross expenses would have been 94.12%.
(j)	Computed on an annualized basis for periods less than one year.

See accompanying notes to financial statements.

69  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Mirova U.S. Sustainable Equity Fund—Class A
	Year Ended December 31, 2022	Year Ended December 31, 2021		Period Ended December 31, 2020*
Net asset value, beginning of the period	$12.57	$10.21		$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(a)	0.00 (b)	(0.04)		(0.00	)(b)
Net realized and unrealized gain (loss)	(2.86)	3.06		0.21

Total from Investment Operations	(2.86)	3.02		0.21

LESS DISTRIBUTIONS FROM:
Net investment income	—	(0.00	)(b)	—
Net realized capital gains	(0.64)	(0.66)		—

Total Distributions	(0.64)	(0.66)		—

Net asset value, end of the period	$9.07	$12.57		$10.21

Total return(c)(d)	(23.21)%	29.65%		2.10	%(e)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$3	$12		$1
Net expenses(f)	1.05%	1.05%		1.05	%(g)
Gross expenses	7.15%	8.99%		23.61	%(g)
Net investment income (loss)	0.01%	(0.31)%		(0.73	)%(g)
Portfolio turnover rate	8%	9%		0%

*	From commencement of operations on December 15, 2020 through December 31, 2020.
(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	A sales charge for Class A shares is not reflected in total return calculations.
(e)	Periods less than one year are not annualized.
(f)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(g)	Computed on an annualized basis for periods less than one year.

See accompanying notes to financial statements.

|  70

Financial Highlights (continued)

For a share outstanding throughout each period.

	Mirova U.S. Sustainable Equity Fund—Class C
	Year Ended December 31, 2022	Year Ended December 31, 2021	Period Ended December 31, 2020*
Net asset value, beginning of the period	$12.47	$10.21	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(a)	(0.08)	(0.12)	(0.01)
Net realized and unrealized gain (loss)	(2.83)	3.04	0.22

Total from Investment Operations	(2.91)	2.92	0.21

LESS DISTRIBUTIONS FROM:
Net realized capital gains	(0.64)	(0.66)	—

Net asset value, end of the period	$8.92	$12.47	$10.21

Total return(b)(c)	(23.81)%	28.62%	2.10	%(d)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$77	$101	$1
Net expenses(e)	1.80%	1.80%	1.80	%(f)
Gross expenses	7.97%	9.37%	24.34	%(f)
Net investment loss	(0.81)%	(0.91)%	(1.45	)%(f)
Portfolio turnover rate	8%	9%	0%

*	From commencement of operations on December 15, 2020 through December 31, 2020.
(a)	Per share net investment loss has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.
(d)	Periods less than one year are not annualized.
(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(f)	Computed on an annualized basis for periods less than one year.

See accompanying notes to financial statements.

71  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Mirova U.S. Sustainable Equity Fund—Class N
	Year Ended December 31, 2022	Year Ended December 31, 2021	Period Ended December 31, 2020*
Net asset value, beginning of the period	$12.59	$10.21	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(a)	0.02	0.01	(0.00	)(b)
Net realized and unrealized gain (loss)	(2.85)	3.05	0.21

Total from Investment Operations	(2.83)	3.06	0.21

LESS DISTRIBUTIONS FROM:
Net investment income	(0.03)	(0.02)	—
Net realized capital gains	(0.64)	(0.66)	—
Tax return of capital	(0.01)	—	—

Total Distributions	(0.68)	(0.68)	—

Net asset value, end of the period	$9.08	$12.59	$10.21

Total return(c)	(22.95)%	29.99%	2.10	%(d)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$3,527	$4,893	$5,106
Net expenses(e)	0.75%	0.75%	0.75	%(f)
Gross expenses	4.90%	3.50%	17.07	%(f)
Net investment income (loss)	0.24%	0.06%	(0.39	)%(f)
Portfolio turnover rate	8%	9%	0%

*	From commencement of operations on December 15, 2020 through December 31, 2020.
(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	Periods less than one year are not annualized.
(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(f)	Computed on an annualized basis for periods less than one year.

See accompanying notes to financial statements.

|  72

Financial Highlights (continued)

For a share outstanding throughout each period.

	Mirova U.S. Sustainable Equity Fund—Class Y
	Year Ended December 31, 2022	Year Ended December 31, 2021		Period Ended December 31, 2020*
Net asset value, beginning of the period	$12.59	$10.21		$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(a)	0.02	(0.00	)(b)	(0.00	)(b)
Net realized and unrealized gain (loss)	(2.87)	3.06		0.21

Total from Investment Operations	(2.85)	3.06		0.21

LESS DISTRIBUTIONS FROM:
Net investment income	(0.02)	(0.02)		—
Net realized capital gains	(0.64)	(0.66)		—
Tax return of capital	(0.01)	—		—

Total Distributions	(0.67)	(0.68)		—

Net asset value, end of the period	$9.07	$12.59		$10.21

Total return(c)	(23.07)%	29.97%		2.10	%(d)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$48	$44		$1
Net expenses(e)	0.80%	0.80%		0.80	%(f)
Gross expenses	6.96%	8.79%		23.24	%(f)
Net investment income (loss)	0.19%	(0.01)%		(0.36	)%(f)
Portfolio turnover rate	8%	9%		0%

*	From commencement of operations on December 15, 2020 through December 31, 2020.
(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	Periods less than one year are not annualized.
(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(f)	Computed on an annualized basis for periods less than one year.

See accompanying notes to financial statements.

73  |

Notes to Financial Statements

December 31, 2022

1.  Organization.  Gateway Trust and Natixis Funds Trust I (the “Trusts” and each a “Trust”) are each organized as a Massachusetts business trust. Each Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Each Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of shares of the Trust in multiple series. The financial statements for certain funds of the Trusts are presented in separate reports. The following funds (individually, a “Fund” and collectively, the “Funds”) are included in this report:

Gateway Trust:

Gateway Fund

Gateway Equity Call Premium Fund

Natixis Funds Trust I:

Mirova Global Green Bond Fund (the “Global Green Bond Fund”)

Mirova Global Sustainable Equity Fund (the “Global Sustainable Equity Fund”)

Mirova International Sustainable Equity Fund (the “International Sustainable Equity Fund”)

Mirova U.S. Sustainable Equity Fund (the “U.S. Sustainable Equity Fund”)

Each Fund is a diversified investment company.

Each Fund offers Class A, Class C, Class N and Class Y shares, except for Global Green Bond Fund and International Sustainable Equity Fund, which do not offer Class C shares.

Class A shares are sold with a maximum front-end sales charge of 5.75% for all Funds except for Global Green Bond Fund which are sold with a maximum front-end sales charge of 4.25%. Class C shares do not pay a front-end sales charge, pay higher Rule 12b-1 fees than Class A shares for eight years (at which point they automatically convert to Class A shares) (prior to May 1, 2021, Class C shares automatically converted to Class A shares after ten years) and may be subject to a contingent deferred sales charge (“CDSC”) of 1.00% if those shares are redeemed within one year of acquisition, except for reinvested distributions. Class N and Class Y shares do not pay a front-end sales charge, a CDSC or Rule 12b-1 fees. Class N shares are offered with an initial minimum investment of $1,000,000. Class Y shares are offered with an initial minimum investment of $100,000. Certain categories of investors are exempted from the minimum investment amounts for Class N and Class Y as outlined in the relevant Funds’ prospectus.

Most expenses can be directly attributed to a Fund. Expenses which cannot be directly attributed to a Fund are generally apportioned based on the relative net assets of each of the Funds in Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV and Gateway Trust (“Natixis Funds Trusts”), Loomis Sayles Funds I and Loomis Sayles Funds II (“Loomis Sayles Funds Trusts”) and Natixis ETF Trust and Natixis ETF Trust II (“Natixis ETF Trusts”). Expenses of a Fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (such as the Rule 12b-1 fees applicable to Class A and Class C), and transfer agent fees are borne collectively for Class A, Class C and Class Y, and individually for Class N. In addition, each class votes as a class only with respect to its own Rule 12b-1 Plan. Shares of each class would receive their pro rata share of the net assets of the Fund if the Fund were liquidated. The Trustees approve separate distributions from net investment income on each class of shares.

2.  Significant Accounting Policies.  The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. The Funds’ financial statements follow the accounting and reporting guidelines provided for investment companies and are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Management has evaluated the events and transactions subsequent to year-end through the date the financial statements were issued and has determined that there were no material events that would require disclosure in the Funds’ financial statements.

a.  Valuation.  Registered investment companies are required to value portfolio investments using an unadjusted, readily available market quotation. Each Fund obtains readily available market quotations from independent pricing services. Fund investments for which readily available market quotations are not available are priced at fair value pursuant to the Funds’ Valuation Procedures. The Board of Trustees has approved a valuation designee who is subject to the Board’s oversight.

Unadjusted readily available market quotations that are utilized for exchange traded equity securities (including shares of closed-end investment companies and exchange-traded funds) include the last sale price quoted on the exchange where the security is traded most extensively. Futures contracts are valued at the closing settlement price on the exchange on which the valuation designee believes that, over time, they are traded most extensively. Domestic, exchange-traded index and single name equity option contracts (including options on exchange-traded funds) are valued at the mean of the National Best Bid and Offer quotations as determined by the Options Price Reporting Authority. Shares of open-end investment companies are valued at net asset value per share.

Exchange traded equity securities for which there is no reported sale during the day are fair valued at the closing bid quotation as reported by an independent pricing service. Unlisted equity securities (except unlisted preferred equity securities) are fair valued at the

|  74

Notes to Financial Statements (continued)

December 31, 2022

last sale price quoted in the market where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. If there is no last sale price or closing bid quotation available, unlisted equity securities will be fair valued using evaluated bids furnished by an independent pricing service, if available.

Debt securities and unlisted preferred equity securities are fair valued based on evaluated bids furnished to the Fund by an independent pricing service or bid prices obtained from broker-dealers. Broker-dealer bid prices may be used to fair value debt and unlisted equities where an independent pricing service is unable to price an investment or where an independent pricing service does not provide a reliable price for the investment.

The Funds may also fair value investments in other circumstances such as when extraordinary events occur after the close of a foreign market, but prior to the close of the New York Stock Exchange. This may include situations relating to a single issuer (such as a declaration of bankruptcy or a delisting of the issuer’s security from the primary market on which it has traded) as well as events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets). When fair valuing a Fund’s investments, the valuation designee may, among other things, use modeling tools or other processes that may take into account factors such as issuer specific information, or other related market activity and/or information that occurred after the close of the foreign market but before the time the Fund’s net asset value (“NAV”) is calculated. Fair valuation by the Fund(s) valuation designee may require subjective determinations about the value of the investment, and fair values used to determine a Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same investments. In addition, the use of fair value pricing may not always result in adjustments to the prices of investments held by a Fund.

b.  Investment Transactions and Related Investment Income.  Investment transactions are accounted for on a trade date plus one day basis for daily NAV calculation. However, for financial reporting purposes, investment transactions are reported on trade date. Dividend income (including income reinvested) and foreign withholding tax, if applicable, are recorded on the ex-dividend date, or in the case of certain foreign securities, as soon as a Fund is notified, and interest income is recorded on an accrual basis. Dividends reinvested and stock dividends are reflected as non-cash dividends on the Statements of Operations. Interest income is increased by the accretion of discount and decreased by the amortization of premium, if applicable. For securities with paydown provisions, principal payments received are treated as a proportionate reduction to the cost basis of the securities, and excess or shortfall amounts are recorded as income. Distributions received from investments in securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments or as a realized gain, respectively. The calendar year-end amounts of ordinary income, capital gains, and return of capital included in distributions received from the Funds’ investments in real estate investment trusts (“REITs”) are reported to the Funds after the end of the fiscal year; accordingly, the Funds estimate these amounts for accounting purposes until the characterization of REIT distributions is reported to the Funds after the end of the fiscal year. Estimates are based on the most recent REIT distribution information available. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis. Investment income, non-class specific expenses and realized and unrealized gains and losses are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

c.  Foreign Currency Translation.  The books and records of the Funds are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars, if any, are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars on the respective dates of such transactions.

Net realized foreign exchange gains or losses arise from sales of foreign currency, changes in exchange rates between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded in the Funds’ books and records and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities, other than investment securities, as of the end of the fiscal period, resulting from changes in exchange rates. Net realized foreign exchange gains or losses and the net change in unrealized foreign exchange gains or losses are disclosed in the Statements of Operations. For federal income tax purposes, net realized foreign exchange gains or losses are characterized as ordinary income, and may, if the Funds have net losses, reduce the amount of income available to be distributed by the Funds.

The values of investment securities are presented at the foreign exchange rates prevailing at the end of the period for financial reporting purposes. Net realized and unrealized gains or losses on investments reported in the Statements of Operations reflect gains or losses resulting from changes in exchange rates and fluctuations which arise due to changes in market prices of investment securities. For federal income tax purposes, a portion of the net realized gain or loss on investments arising from changes in exchange rates, which is reflected in the Statements of Operations, may be characterized as ordinary income and may, if the Funds have net losses, reduce the amount of income available to be distributed by the Funds.

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The Funds may use foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

d.  Futures Contracts.  A Fund may enter into futures contracts. Futures contracts are agreements between two parties to buy and sell a particular instrument or index for a specified price on a specified future date.

When a Fund enters into a futures contract, it is required to deposit with (or for the benefit of) its broker an amount of cash or short-term high-quality securities as “initial margin.” As the value of the contract changes, the value of the futures contract position increases or declines. Subsequent payments, known as “variation margin,” are made or received by a Fund, depending on the price fluctuations in the fair value of the contract and the value of cash or securities on deposit with the broker. Gross unrealized appreciation (depreciation) on futures contracts is recorded in the Statements of Assets and Liabilities as an asset (liability). The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statements of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses). Realized gain or loss on a futures position is equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, minus brokerage commissions. When a Fund enters into a futures contract certain risks may arise, such as illiquidity in the futures market, which may limit a Fund’s ability to close out a futures contract prior to settlement date, and unanticipated movements in the value of securities or interest rates. Futures contracts outstanding at the end of the period, if any, are listed in each applicable Fund’s Portfolio of Investments.

Futures contracts are exchange-traded. Exchange-traded futures contracts are standardized and are settled through a clearing house with fulfillment supported by the credit of the exchange. Therefore, counterparty credit risks to the Funds are reduced; however, in the event that a counterparty enters into bankruptcy, a Fund’s claim against initial/variation margin on deposit with the counterparty may be subject to terms of a final settlement in bankruptcy court.

e.  Option Contracts.  Gateway Fund and Gateway Equity Call Premium Fund’s investment strategies make use of exchange-traded options. Exchange-traded options are standardized contracts and are settled through a clearing house with fulfillment supported by the credit of the exchange. Therefore, counterparty credit risks to a Fund are reduced.

When a Fund writes an index call option, an amount equal to the net premium received (the premium less commission) is recorded as a liability and is subsequently adjusted to the current value until the option expires or a Fund enters into a closing purchase transaction. When an index call option expires or a Fund enters into a closing purchase transaction, the difference between the net premium received and any amount paid at expiration or on effecting a closing purchase transaction, including commission, is treated as a realized gain or, if the net premium received is less than the amount paid, as a realized loss. A Fund, as writer of an index call option, bears the risk of an unfavorable change in the market value of the index underlying the written option.

When a Fund purchases an index put option, it pays a premium and the index put option is subsequently marked-to-market to reflect current value until the option expires or a Fund enters into a closing sale transaction. Premiums paid for purchasing index put options which expire are treated as realized losses. When a Fund enters into a closing sale transaction, the difference between the premium paid and the proceeds of the closing sale transaction is treated as a realized gain or loss. The risk associated with purchasing index put options is limited to the premium paid. Option contracts outstanding at the end of the period, if any, are listed in each applicable Fund’s Portfolio of Investments.

f.  Due from Brokers.  Transactions and positions in certain futures contracts are maintained and cleared by registered U.S. broker/dealers pursuant to customer agreements between a Fund and the various broker/dealers. The due from brokers balance in the Statements of Assets and Liabilities for Global Green Bond Fund represents cash pledged as collateral for futures contracts (including variation margin, as applicable). In certain circumstances the Fund’s use of cash held at brokers is restricted by regulation or broker mandated limits.

g.  Federal and Foreign Income Taxes.  The Trusts treat each Fund as a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. Management has performed an analysis of each Fund’s tax positions for the open tax years as of December 31, 2022 and has concluded that no provisions for income tax are required. The Funds’ federal tax returns for the prior three fiscal years, where applicable, remain subject to examination by the Internal Revenue Service. Management is not aware of any events that are reasonably possible to occur in the next twelve months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Funds. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws and accounting regulations and interpretations thereof.

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Notes to Financial Statements (continued)

December 31, 2022

A Fund may be subject to foreign withholding taxes on investment income and taxes on capital gains on investments that are accrued and paid based upon the Fund’s understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign withholding taxes on dividend and interest income are reflected on the Statements of Operations as a reduction of investment income, net of amounts that have been or are expected to be reclaimed and paid. Dividends and interest receivable on the Statements of Assets and Liabilities are net of foreign withholding taxes. Foreign withholding taxes where reclaims have been or are expected to be filed and paid are reflected on the Statements of Assets and Liabilities as tax reclaims receivable. Capital gains taxes paid are included in net realized gain (loss) on investments in the Statements of Operations. Accrued but unpaid capital gains taxes are reflected as foreign taxes payable on the Statements of Assets and Liabilities, if applicable, and reduce unrealized gains on investments. In the event that realized gains on investments are subsequently offset by realized losses, taxes paid on realized gains may be returned to a Fund. Such amounts, if applicable, are reflected as foreign tax rebates receivable on the Statements of Assets and Liabilities and are recorded as a realized gain when received.

Certain Funds have filed tax reclaims for previously withheld taxes on dividends earned in certain European Union countries (EU reclaims) and may continue to make such filings when it is determined to be in the best interest of the Funds and their shareholders. These filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the European Union, as well as a number of related judicial proceedings. EU reclaims are recognized by a Fund when deemed more likely than not to be collected, and are reflected as a reduction of foreign taxes withheld in the Statements of Operations. Any related receivable is reflected as tax reclaims receivable in the Statements of Assets and Liabilities. Under certain circumstances, EU reclaims may be subject to closing agreements with the Internal Revenue Service (IRS), which may materially reduce the reclaim amounts realized by the Funds. Fees and expenses associated with closing agreements will be reflected in the Statements of Operations when it is determined that a closing agreement with the IRS is required.

h.  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The timing and characterization of certain income and capital gain distributions are determined in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. Permanent differences are primarily due to differing treatments for book and tax purposes of items such as premium amortization, futures contract mark-to-market, capital gain distribution received, return of capital distributions received, corporate actions, distributions in excess of income and/or capital gain and options contract mark-to-market. Permanent book and tax basis differences relating to shareholder distributions, net investment income and net realized gains will result in reclassifications to capital accounts reported on the Statements of Assets and Liabilities. Temporary differences between book and tax distributable earnings are primarily due to wash sales, deferred Trustees’ fees, premium amortization, futures contract mark-to-market, options contract mark-to-market, corporate actions, capital gain distribution received and return of capital distributions received. Amounts of income and capital gain available to be distributed on a tax basis are determined annually, and at other times during the Funds’ fiscal year as may be necessary to avoid knowingly declaring and paying a return of capital distribution. Distributions from net investment income and short-term capital gains are considered to be distributed from ordinary income for tax purposes.

The tax characterization of distributions is determined on an annual basis. The tax character of distributions paid to shareholders during the years ended December 31, 2022 and 2021 was as follows:

	2022 Distributions				2021 Distributions
Fund	Ordinary Income	Long-Term Capital Gains	Return of Capital	Total	Ordinary Income	Long-Term Capital Gains	Total
Gateway Fund	$58,048,921	$—	$—	$58,048,921	$49,184,281	$—	$49,184,281
Gateway Equity Call Premium Fund	1,250,482	—	—	1,250,482	544,913	—	544,913
Global Green Bond Fund	200,482	1,902,630	—	2,103,112	901,804	537,858	1,439,662
Global Sustainable Equity Fund	24,414,403	23,809,481	—	48,223,884	14,908,515	109,185,274	124,093,789
International Sustainable Equity Fund	328,586	—	—	328,586	409,826	570,795	980,621
U.S. Sustainable Equity Fund	165,527	100,196	3,188	268,911	272,938	—	272,938

Distributions paid to shareholders from net investment income and net realized capital gains, based on accounting principles generally accepted in the United States of America, are consolidated and reported on the Statements of Changes in Net Assets as Distributions to Shareholders. Distributions paid to shareholders from net investment income and net realized capital gains expressed in per-share amounts, based on accounting principles generally accepted in the United States of America, are separately stated and reported within the Financial Highlights.

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Notes to Financial Statements (continued)

December 31, 2022

As of December 31, 2022, the components of distributable earnings on a tax basis were as follows:

	Gateway Fund	Gateway Equity Call Premium Fund	Global Green Bond Fund
Undistributed ordinary income	$1,154,074	$—	$—

Capital loss carryforward:
Short-term:
No expiration date	(1,015,602,052)	(5,417,327)	—
Long-term:
No expiration date	—	(808,973)	—

Total capital loss carryforward	(1,015,602,052)	(6,226,300)	—

Late-year ordinary and post-October capital loss deferrals*	—	—	(2,907,874)

Unrealized appreciation (depreciation)	3,505,510,825	24,964,936	(7,043,963)

Total accumulated earnings (losses)	$2,491,062,847	$18,738,636	$(9,951,837)

Capital loss carryforward utilized in the current year	$743,057,380	$9,129,634	$—

	Global Sustainable Equity Fund	International Sustainable Equity Fund	U.S. Sustainable Equity Fund
Undistributed ordinary income	$580,522	$15,825	$—

Capital loss carryforward:
Short-term:
No expiration date	(8,855,576)	(212,150)	—
Long-term:
No expiration date	(3,426,339)	(67,885)	—

Total capital loss carryforward**	(12,281,915)	(280,035)	—

Late-year ordinary and post-October capital loss deferrals*	—	—	(4,921)

Unrealized depreciation	(101,503,932)	(2,583,448)	(111,024)

Total accumulated losses	$(113,205,325)	$(2,847,658)	$(115,945)

*

Under current tax law, capital losses, foreign currency losses, and losses on passive foreign investment companies and contingent payment debt instruments after October 31 or December 31, as applicable, may be deferred and treated as occurring on the first day of the following taxable year. Global Green Bond Fund and U.S. Sustainable Equity Fund are deferring capital losses.

**

Under Section 382 of the Internal Revenue Service Code, a portion of the capital loss carryforward for the International Sustainable Equity Fund is subject to certain limitations upon availability, to offset future capital gains, if any.

As of December 31, 2022, the tax cost of investments (including derivatives, if applicable) and unrealized appreciation (depreciation) on a federal tax basis were as follows:

	Gateway Fund	Gateway Equity Call Premium Fund	Global Green Bond Fund	Global Sustainable Equity Fund	International Sustainable Equity Fund	U.S. Sustainable Equity Fund
Federal tax cost	$2,852,653,866	$115,449,528	$42,189,386	$957,173,100	$11,531,264	$3,804,741

Gross tax appreciation	$3,616,232,108	$30,824,950	$202,381	$39,804,706	$241,248	$315,140
Gross tax depreciation	(110,721,295)	(5,860,024)	(7,249,778)	(141,429,663)	(2,824,651)	(426,164)

Net tax appreciation (depreciation)	$3,505,510,813	$24,964,926	$(7,047,397)	$(101,624,957)	$(2,583,403)	$(111,024)

The difference between these amounts and those reported in the components of distributable earnings, if any, are primarily attributable to foreign currency mark-to-market.

i.  Repurchase Agreements.  Each Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, under which each Fund acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. It is each Fund’s policy that the market value of the collateral for repurchase agreements be at least equal to 102% of the

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Notes to Financial Statements (continued)

December 31, 2022

repurchase price, including interest. Certain repurchase agreements are tri-party arrangements whereby the collateral is held in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities. As of December 31, 2022, each Fund, as applicable, had investments in repurchase agreements for which the value of the related collateral exceeded the value of the repurchase agreement. The gross value of repurchase agreements is included in the Statements of Assets and Liabilities for financial reporting purposes.

j.  Indemnifications.  Under the Trusts’ organizational documents, their officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

k.  New Accounting Pronouncement.  In June 2022, the Financial Accounting Standards Board issued Accounting Standards Update 2022-03, “Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions” (“ASU 2022-03”). ASU 2022-03 clarifies the guidance in ASC 820 related to the measurement of fair value of an equity security subject to contractual sale restrictions, eliminating the ability to apply a discount to the fair value of such securities, and introducing related disclosure requirements. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. Management is currently evaluating the impact of applying this update.

3.  Fair Value Measurements.  In accordance with accounting standards related to fair value measurements and disclosures, the Funds have categorized the inputs utilized in determining the value of each Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical assets or liabilities;

•

Level 2 – prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.); and

•

Level 3 – prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect each Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Funds’ pricing policies have been approved by the Board of Trustees. Investments for which market quotations are readily available are categorized in Level 1. Other investments for which an independent pricing service is utilized are categorized in Level 2. Broker-dealer bid prices for which the Funds have knowledge of the inputs used by the broker-dealer are categorized in Level 2. All other investments, including broker-dealer bid prices for which the Funds do not have knowledge of the inputs used by the broker-dealer, as well as investments fair valued by the valuation designee, are categorized in Level 3. All Level 2 and 3 securities are defined as being fair valued.

Under certain conditions and based upon specific facts and circumstances, the Fund’s valuation designee may determine that a fair valuation should be made for portfolio investment(s). These valuation designee fair valuations will be based upon a significant amount of Level 3 inputs.

The following is a summary of the inputs used to value the Funds’ investments as of December 31, 2022, at value:

Gateway Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$6,152,050,500	$—	$—	$6,152,050,500
Purchased Options(a)	61,206,245	—	—	61,206,245
Short-Term Investments	—	206,114,180	—	206,114,180

Total	$6,213,256,745	$206,114,180	$—	$6,419,370,925

Liability Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Written Options(a)	$(111,573,945)	$—	$—	$(111,573,945)

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

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Notes to Financial Statements (continued)

December 31, 2022

Gateway Equity Call Premium Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$138,873,970	$—	$—	$138,873,970
Short-Term Investments	—	1,540,484	—	1,540,484

Total	$138,873,970	$1,540,484	$—	$140,414,454

Liability Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Written Options(a)	$(2,515,590)	$—	$—	$(2,515,590)

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

Global Green Bond Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Bonds and Notes(a)	$—	$35,147,632	$—	$35,147,632
Futures Contracts (unrealized appreciation)	134,647	—	—	134,647

Total	$134,647	$35,147,632	$—	$35,282,279

Liability Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Futures Contracts (unrealized depreciation)	$(723,823)	$—	$—	$(723,823)

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

Global Sustainable Equity Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Belgium	$—	$9,733,960	$—	$9,733,960
Denmark	—	81,062,824	—	81,062,824
France	—	22,189,960	—	22,189,960
Germany	—	47,854,768	—	47,854,768
Hong Kong	—	24,994,607	—	24,994,607
Japan	—	46,460,082	—	46,460,082
Netherlands	—	32,614,869	—	32,614,869
Spain	—	29,572,646	—	29,572,646
United Kingdom	—	22,791,018	—	22,791,018
All Other Common Stocks(a)	538,273,409	—	—	538,273,409

Total Common Stocks	538,273,409	317,274,734	—	855,548,143

Total	$538,273,409	$317,274,734	$—	$855,548,143

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

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Notes to Financial Statements (continued)

December 31, 2022

International Sustainable Equity Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$—	$103,913	$—	$103,913
Belgium	—	531,522	—	531,522
Denmark	—	1,087,111	—	1,087,111
France	—	1,137,236	—	1,137,236
Germany	—	614,448	—	614,448
Hong Kong	—	767,127	—	767,127
Ireland	—	353,357	—	353,357
Japan	—	1,211,065	—	1,211,065
Netherlands	—	693,777	—	693,777
Norway	—	36,634	—	36,634
Spain	—	374,147	—	374,147
Switzerland	—	228,487	—	228,487
United Kingdom	—	1,333,638	—	1,333,638
All Other Common Stocks(a)	475,399	—	—	475,399

Total Common Stocks	475,399	8,472,462	—	8,947,861

Total	$475,399	$8,472,462	$—	$8,947,861

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

U.S. Sustainable Equity Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$3,593,665	$—	$—	$3,593,665
Short-Term Investments	—	100,052	—	100,052

Total	$3,593,665	$100,052	$—	$3,693,717

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

4.  Derivatives.  Derivative instruments are defined as financial instruments whose value and performance are based on the value and performance of an underlying asset, reference rate or index. Derivative instruments the Funds used during the period include written index call options, purchased index put options and futures contracts.

Through the use of index options, Gateway Fund and Gateway Equity Call Premium Fund intends that its risk management strategy will reduce the volatility inherent in equity investments while also allowing for more participation in equity returns than hybrid investments. Each Fund seeks to provide an efficient trade-off between risk and reward, where risk is characterized by volatility or fluctuations in value over time. To meet this objective, the Funds invest in a broadly diversified portfolio of common stocks, while also writing index call options and, for Gateway Fund, purchasing index put options. Writing index call options can reduce a Fund’s volatility, provide a steady cash flow and be an important source of a Fund’s return, although it also may reduce a Fund’s ability to profit from increases in the value of its equity portfolio. Buying index put options, can protect a Fund from a significant market decline that may occur over a short period of time. The value of an index put option generally increases as the prices of stocks constituting the index decrease and decreases as those stocks increase in price. For Gateway Fund, the combination of the diversified stock portfolio, the steady cash flow from writing of index call options and the downside protection from purchased index put options is intended to provide the Fund with the majority of the returns associated with equity market investments while exposing investors to less risk than other equity investments. For Gateway Equity Call Premium Fund, the combination of the diversified stock portfolio and the steady cash flow from writing of index call options is intended to moderate the volatility of returns relative to an all-equity portfolio. During the year ended December 31, 2022, Gateway Fund used written index call options and purchased index put options and Gateway Equity Call Premium Fund used written index call options in accordance with these strategies.

Global Green Bond Fund seeks to provide total return, through a combination of capital appreciation and current income, by investing in green bonds. The Fund pursues its objective by primarily investing in fixed-income securities. In connection with its principal

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December 31, 2022

investment strategies, the Fund may also invest in various types of futures contracts for investment purposes. During the year ended December 31, 2022, Global Green Bond Fund used U.S. and foreign government bond futures to gain yield curve exposure.

Global Green Bond Fund is subject to the risk that changes in interest rates will affect the value of the Fund’s investments in fixed income securities. The Fund will be subject to increased interest rate risk to the extent that it invests in fixed-income securities with longer maturities or durations, as compared to investing in fixed-income securities with shorter maturities or durations. The Fund may use futures contracts to hedge against changes in interest rates and to manage duration without having to buy or sell portfolio securities. During the year ended December 31, 2022, Global Green Bond Fund used U.S. and foreign government bond futures to manage duration.

Global Green Bond Fund is also subject to the risk that changes in foreign currency exchange rates will have an unfavorable effect on the value of Fund assets denominated in foreign currencies. The Fund may use futures contracts for hedging purposes to protect the value of the Fund’s holdings of foreign securities. During the year ended December 31, 2022, Global Green Bond Fund used currency futures for hedging purposes.

The following is a summary of derivative instruments for Gateway Fund as of December 31, 2022, as reflected within the Statements of Assets and Liabilities:

Assets	Investments at value[1]
Exchange-traded asset derivatives
Equity contracts	$61,206,245

Liabilities	Options written at value
Exchange-traded liability derivatives
Equity contracts	$(111,573,945)

[1]	Represents purchased options, at value.

Transactions in derivative instruments for Gateway Fund during the year ended December 31, 2022, as reflected within the Statements of Operations were as follows:

Net Realized Gain (Loss) on:	Investments[2]	Options written
Equity contracts	$(7,523,800)	$448,762,179

Net Change in Unrealized Appreciation (Depreciation) on:	Investments[2]	Options written
Equity contracts	$2,427,387	$85,743,092

[2]	Represents realized loss and change in unrealized appreciation (depreciation), respectively, for purchased options during the period.

The following is a summary of derivative instruments for Gateway Equity Call Premium Fund as of December 31, 2022, as reflected within the Statements of Assets and Liabilities:

Liabilities	Options written at value
Exchange-traded liability derivatives
Equity contracts	$(2,515,590)

Transactions in derivative instruments for Gateway Equity Call Premium Fund during the year ended December 31, 2022, as reflected within the Statements of Operations were as follows:

Net Realized Gain (Loss) on:	Options written
Equity contracts	$7,931,158

Net Change in Unrealized Appreciation (Depreciation) on:	Options written
Equity contracts	$1,830,792

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Notes to Financial Statements (continued)

December 31, 2022

The following is a summary of derivative instruments for Global Green Bond Fund as of December 31, 2022, as reflected within the Statements of Assets and Liabilities:

Assets	Unrealized appreciation on futures contracts
Exchange-traded asset derivatives
Interest rate contracts	$122,298
Foreign exchange contracts	12,349

Total exchange-traded asset derivatives	$134,647

Liabilities	Unrealized depreciation on futures contracts
Exchange-traded liability derivatives
Interest rate contracts	$(117,876)
Foreign exchange contracts	(605,947)

Total exchange-traded liability derivatives	$(723,823)

Transactions in derivative instruments for Global Green Bond Fund during the year ended December 31, 2022, as reflected within the Statements of Operations were as follows:

Net Realized Gain (Loss) on:	Futures contracts
Interest rate contracts	$(630,454)
Foreign exchange contracts	2,541,757

Total	$1,911,303

Net Change in Unrealized Appreciation (Depreciation) on:	Futures contracts
Interest rate contracts	$130,258
Foreign exchange contracts	(245,204)

Total	$(114,946)

As the Funds value their derivatives at fair value and recognize changes in fair value through the Statements of Operations, they do not qualify for hedge accounting under authoritative guidance for derivative instruments. The Funds’ investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of these disclosures.

The volume of option contract activity as a percentage of investments in common stocks for Gateway Fund based on month-end notional amounts outstanding during the period, at absolute value, was as follows for the year ended December 31, 2022:

Gateway Fund	Call Options Written*	Put Options Purchased*
Average Notional Amount Outstanding	99.02%	81.23%
Highest Notional Amount Outstanding	99.15%	99.03%
Lowest Notional Amount Outstanding	98.86%	68.68%
Notional Amount Outstanding as of December 31, 2022	98.96%	98.96%

The volume of option contract activity as a percentage of investments in common stocks for Gateway Equity Call Premium Fund, based on month-end notional amounts outstanding during the period, at absolute value, was as follows for the year ended December 31, 2022:

Gateway Equity Call Premium Fund	Call Options Written*
Average Notional Amount Outstanding	99.04%
Highest Notional Amount Outstanding	99.38%
Lowest Notional Amount Outstanding	98.74%
Notional Amount Outstanding as of December 31, 2022	99.25%

*	Notional amounts outstanding are determined by multiplying option contracts by the contract multiplier by the price of the option’s underlying index, the S&P 500® Index.

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December 31, 2022

The volume of futures contract activity as a percentage of net assets for Global Green Bond Fund, based on month-end notional amounts outstanding during the period, at absolute value, was as follows for the year ended December 31, 2022:

Global Green Bond Fund	Futures
Average Notional Amount Outstanding	84.77%
Highest Notional Amount Outstanding	99.22%
Lowest Notional Amount Outstanding	74.64%
Notional Amount Outstanding as of December 31, 2022	99.22%

Notional amounts outstanding at the end of the prior period are included in the average notional amount outstanding.

Unrealized gain and/or loss on open futures is recorded in the Statements of Assets and Liabilities. The aggregate notional values of futures contracts are not recorded in the Statements of Assets and Liabilities, and therefore are not included in the Funds’ net assets.

Counterparty risk is managed based on policies and procedures established by the Fund’s adviser. Such policies and procedures may include, but are not limited to, minimum counterparty credit rating requirements, monitoring of counterparty credit default swap spreads and posting of collateral. With exchange-traded derivatives, there is minimal counterparty credit risk to the Fund because the exchange’s clearing house, as counterparty to these instruments, stands between the buyer and the seller of the contract. Credit risk still exists in exchange-traded derivatives with respect to initial and variation margin that is held in a broker’s customer accounts. While brokers typically are required to segregate customer margin for exchange-traded derivatives from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro rata basis across all of the broker’s customers, potentially resulting in losses to the Fund. The following table shows the maximum amount of loss due to credit risk that, based on the gross fair value of the financial instrument, the Fund would incur if parties to the relevant financial instruments failed completely to perform according to the terms of the contracts and the collateral or other security, if any, for the amount due proved to be of no value to the Fund, as of December 31, 2022:

Fund	Maximum Amount of Loss - Gross	Maximum Amount of Loss - Net
Global Green Bond Fund	$2,200,821	$2,200,821

5.  Purchases and Sales of Securities.  For the year ended December 31, 2022, purchases and sales of securities (excluding short-term investments, option contracts and including paydowns) were as follows:

Fund	Purchases	Sales
Gateway Fund	$1,165,186,917	$1,612,134,351
Gateway Equity Call Premium Fund	75,807,561	14,298,417
Global Green Bond Fund	25,239,355	22,225,093
Global Sustainable Equity Fund	276,801,341	216,043,949
International Sustainable Equity Fund	1,417,168	12,953,023
U.S. Sustainable Equity Fund	319,412	648,402

6.  Management Fees and Other Transactions with Affiliates.

a.  Management Fees.  Gateway Investment Advisers, LLC (“Gateway Advisers”) serves as investment adviser to Gateway Fund and Gateway Equity Call Premium Fund. Gateway Advisers is a subsidiary of Natixis Investment Managers, LLC, which is part of Natixis Investment Managers, an international asset management group based in Paris, France. Under the terms of the management agreements, each Fund pays a management fee at the following annual rates, calculated daily and payable monthly, based on each Fund’s average daily net assets:

	Percentage of Average Daily Net Assets
Fund	First $5 billion	Next $5 billion	Over $10 billion
Gateway Fund	0.60%	0.55%	0.53%
Gateway Equity Call Premium Fund	0.58%	0.58%	0.58%

Mirova US LLC (“Mirova US”) serves as investment adviser to Global Green Bond Fund, Global Sustainable Equity Fund, International Sustainable Equity Fund and U.S. Sustainable Equity Fund. Mirova US is a wholly-owned subsidiary of Mirova, which is in turn a

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December 31, 2022

subsidiary of Natixis Investment Managers. Under the terms of the management agreements, each Fund pays a management fee at the following annual rates, calculated daily and payable monthly, based on each Fund’s average daily net assets:

Fund	Percentage of Average Daily Net Assets
Global Green Bond Fund	0.50%
Global Sustainable Equity Fund	0.80%
International Sustainable Equity Fund	0.80%
U.S. Sustainable Equity Fund	0.65%

Gateway Advisers and Mirova US have given binding undertakings to the Funds to waive management fees and/or reimburse certain expenses to limit the Funds’ operating expenses, exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, substitute dividend expenses on securities sold short, taxes, organizational and extraordinary expenses such as litigation and indemnification expenses. These undertakings are in effect until April 30, 2023, may be terminated before then only with the consent of the Funds’ Board of Trustees, and are reevaluated on an annual basis. Management fees payable, as reflected on the Statements of Assets and Liabilities, is net of waivers and/or expense reimbursements, if any, pursuant to these undertakings. Waivers/reimbursements that exceed management fees payable are reflected on the Statements of Assets and Liabilities as receivable from investment adviser.

For the year ended December 31, 2022, the expense limits as a percentage of average daily net assets under the expense limitation agreements were as follows:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Class A	Class C	Class N	Class Y
Gateway Fund	0.94%	1.70%	0.65%	0.70%
Gateway Equity Call Premium Fund	0.93%	1.68%	0.63%	0.68%
Global Green Bond Fund	0.90%	—	0.60%	0.65%
Global Sustainable Equity Fund	1.20%	1.95%	0.90%	0.95%
International Sustainable Equity Fund	1.20%	—	0.90%	0.95%
U.S. Sustainable Equity Fund	1.05%	1.80%	0.75%	0.80%

Gateway Advisers and Mirova US shall be permitted to recover expenses borne under the expense limitation agreements (whether through waiver of management fee or otherwise) on a class by class basis in later periods to the extent the annual operating expenses of a class fall below (1) a class’ expense limitation ratio in place at the time such amounts were waived/reimbursed and (2) a class’ current applicable expense limitation ratio, provided, however, that a class is not obligated to pay such waived/reimbursed fees or expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.

For the year ended December 31, 2022, the management fees and waiver of management fees for each Fund were as follows:

Fund	Gross Management Fees	Contractual Waivers of Management Fees[1]	Net Management Fees	Percentage of Average Daily Net Assets
				Gross	Net
Gateway Fund	$42,712,665	$—	$42,712,665	0.58%	0.58%
Gateway Equity Call Premium Fund	754,139	292,832	461,307	0.58%	0.35%
Global Green Bond Fund	204,867	170,565	34,302	0.50%	0.08%
Global Sustainable Equity Fund	7,695,354	—	7,695,354	0.80%	0.80%
International Sustainable Equity Fund	152,331	152,331	—	0.80%	—%
U.S. Sustainable Equity Fund	25,740	25,740	—	0.65%	—%

For the year ended December 31, 2022, class-specific expenses have been reimbursed as follows:

	Reimbursement[1]
Fund	Class A	Class C	Class N	Class Y	Total
Gateway Fund	$223,714	$11,772	$—	$755,253	$990,739
Global Sustainable Equity Fund	18,214	7,230	—	382,905	408,349

[1]	Waiver/expense reimbursements are subject to possible recovery until December 31, 2023.

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December 31, 2022

In addition, Mirova US reimbursed non-class-specific expenses of International Sustainable Equity Fund and U.S. Sustainable Equity Fund in the amounts of $18,722 and $140,557, respectively, for the year ended December 31, 2022, which are subject to possible recovery until December 31, 2023.

For the year ended December 31, 2022, expense reimbursements related to the prior fiscal year were recovered as follows:

Fund	Recovered Expenses
Gateway Fund	$3,123

b.  Service and Distribution Fees.  Natixis Distribution, LLC (“Natixis Distribution”), which is a wholly-owned subsidiary of Natixis Investment Managers, LLC, has entered into a distribution agreement with the Trusts. Pursuant to this agreement, Natixis Distribution serves as principal underwriter of the Funds of the Trusts.

Pursuant to Rule 12b-1 under the 1940 Act, the Trusts have adopted a Service Plan relating to each Fund’s Class A shares (the “Class A Plans”) and a Distribution and Service Plan relating to each Fund’s Class C shares (the “Class C Plans”).

Under the Class A Plans, each Fund pays Natixis Distribution a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Funds’ Class A shares, as reimbursement for expenses incurred by Natixis Distribution in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts.

Under the Class C Plans, each Fund pays Natixis Distribution a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Funds’ Class C shares, as compensation for services provided by Natixis Distribution in providing personal services to investors in Class C shares and/or the maintenance of shareholder accounts.

Also under the Class C Plans, each Fund pays Natixis Distribution a monthly distribution fee at an annual rate of 0.75% of the average daily net assets attributable to the Funds’ Class C shares, as compensation for services provided by Natixis Distribution in connection with the marketing or sale of Class C shares.

For the year ended December 31, 2022, the service and distribution fees for each Fund were as follows:

	Service Fees		Distribution Fees
Fund	Class A	Class C	Class C
Gateway Fund	$2,340,771	$234,268	$702,803
Gateway Equity Call Premium Fund	4,959	1,974	5,922
Global Green Bond Fund	15,597	—	—
Global Sustainable Equity Fund	84,785	33,594	100,783
International Sustainable Equity Fund	1,370	—	—
U.S. Sustainable Equity Fund	56	202	605

For the year ended December 31, 2022, Natixis Distribution refunded Gateway Fund $61,250 of prior year Class A service fees paid to Natixis Distribution in excess of amounts subsequently paid to securities dealers or financial intermediaries. Service and distribution fees on the Statements of Operations have been reduced by these amounts.

c.  Administrative Fees.  Natixis Advisors, LLC (“Natixis Advisors”) provides certain administrative services for the Funds and contracts with State Street Bank and Trust Company (“State Street Bank”) to serve as sub-administrator. Pursuant to an agreement among Natixis Funds Trusts, Loomis Sayles Funds Trusts, Natixis ETF Trusts and Natixis Advisors, each Fund pays Natixis Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0540% of the first $15 billion of the average daily net assets of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trusts, 0.0500% of the next $15 billion, 0.0400% of the next $30 billion, 0.0275% of the next $30 billion and 0.0225% of such assets in excess of $90 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trusts of $10 million, which is reevaluated on an annual basis.

For the year ended December 31, 2022, the administrative fees for each Fund were as follows:

Fund	Administrative Fees
Gateway Fund	$3,299,638
Gateway Equity Call Premium Fund	58,881
Global Green Bond Fund	18,492
Global Sustainable Equity Fund	434,036
International Sustainable Equity Fund	8,536
U.S. Sustainable Equity Fund	1,786

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Notes to Financial Statements (continued)

December 31, 2022

d.  Sub-Transfer Agent Fees.  Natixis Distribution has entered into agreements, which include servicing agreements, with financial intermediaries that provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries that hold positions in the Funds and has agreed to compensate the intermediaries for providing those services. Intermediaries transact with the Funds primarily through the use of omnibus accounts on behalf of their customers who hold positions in the Funds. These services would have been provided by the Funds’ transfer agent and other service providers if the shareholders’ accounts were maintained directly at the Funds’ transfer agent. Accordingly, the Funds have agreed to reimburse Natixis Distribution for all or a portion of the servicing fees paid to these intermediaries. The reimbursement amounts (sub-transfer agent fees) paid to Natixis Distribution are subject to a current per-account equivalent fee limit approved by the Funds’ Board of Trustees, which is based on fees for similar services paid to the Funds’ transfer agent and other service providers. Class N shares do not bear such expenses.

For the year ended December 31, 2022, the sub-transfer agent fees (which are reflected in transfer agent fees and expenses in the Statements of Operations) for each Fund were as follows:

Fund	Sub-Transfer Agent Fees
Gateway Fund	$3,851,759
Gateway Equity Call Premium Fund	45,305
Global Green Bond Fund	35,419
Global Sustainable Equity Fund	811,257
International Sustainable Equity Fund	2,235
U.S. Sustainable Equity Fund	47

As of December 31, 2022, the Funds owe Natixis Distribution the following reimbursements for sub-transfer agent fees (which are reflected in the Statements of Assets and Liabilities as payable to distributor):

Fund	Reimbursements of Sub-Transfer Agent Fees
Gateway Fund	$41,301
Gateway Equity Call Premium Fund	436
Global Green Bond Fund	344
Global Sustainable Equity Fund	7,793
International Sustainable Equity Fund	17
U.S. Sustainable Equity Fund	2

Sub-transfer agent fees attributable to Class A, Class C and Class Y are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of those classes.

e.  Commissions.  Commissions (including CDSCs) on Fund shares retained by Natixis Distribution during the year ended December 31, 2022 was as follows:

Fund	Commissions
Gateway Fund	$36,852
Gateway Equity Call Premium Fund	214
Global Sustainable Equity Fund	11,367
International Sustainable Equity Fund	19

f.  Trustees Fees and Expenses.  The Trusts do not pay any compensation directly to their officers or Trustees who are directors, officers or employees of Natixis Advisors, Natixis Distribution, Natixis Investment Managers, LLC or their affiliates. The Chairperson of the Board of Trustees receives a retainer fee at the annual rate of $369,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that he attends. Each Independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $210,000. Each Independent Trustee also receives a meeting attendance fee of $10,000 for each meeting of the Board of Trustees that he or she attends in person and $5,000 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, the chairperson of the Contract Review Committee, the chairperson of the Audit Committee and the chairperson of the Governance Committee each receive an additional retainer fee at the annual rate of $20,000. Each Contract Review Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. Each Audit Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. These fees are allocated among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trusts based on a formula that takes into account, among other factors, the relative net assets of each fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

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Notes to Financial Statements (continued)

December 31, 2022

Effective January 1, 2023, each Governance Committee member is compensated $2,500 for each Committee meeting that he or she attends either in person or telephonically.

A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain funds of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trusts as designated by the participating Trustees. Changes in the value of participants’ deferral accounts are allocated pro rata among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trusts and are normally reflected as Trustees’ fees and expenses in the Statements of Operations. Deferred amounts remain in the funds until distributed in accordance with the provisions of the Plan. The portions of the accrued obligations allocated to the Funds under the Plan are reflected as Deferred Trustees’ fees in the Statements of Assets and Liabilities.

For the year ended December 31, 2022, net depreciation in the value of participants’ deferral accounts are reflected on the Statements of Operations as a reduction to expenses, as follows:

Fund	Amount
Gateway Fund	$(115,800)
Gateway Equity Call Premium Fund	(3,826)

Certain officers and employees of Natixis Advisors and affiliates are also officers and/or Trustees of the Trusts.

g.  Affiliated Ownership.  As of December 31, 2022, the percentage of each Fund’s net assets owned by Natixis and affiliates is as follows:

Global Green Bond Fund	Percentage of Net Assets
Natixis Sustainable Future 2015 Fund	1.56%
Natixis Sustainable Future 2020 Fund	1.11%
Natixis Sustainable Future 2025 Fund	1.96%
Natixis Sustainable Future 2030 Fund	3.39%
Natixis Sustainable Future 2035 Fund	2.21%
Natixis Sustainable Future 2040 Fund	1.55%
Natixis Sustainable Future 2045 Fund	1.22%
Natixis Sustainable Future 2050 Fund	0.48%
Natixis Sustainable Future 2055 Fund	0.41%
Natixis Sustainable Future 2060 Fund	0.29%
Natixis Sustainable Future 2065 Fund	0.11%

14.29%

International Sustainable Equity Fund	Percentage of Net Assets
Natixis Sustainable Future 2015 Fund	1.91%
Natixis Sustainable Future 2020 Fund	1.85%
Natixis Sustainable Future 2025 Fund	4.38%
Natixis Sustainable Future 2030 Fund	9.68%
Natixis Sustainable Future 2035 Fund	11.27%
Natixis Sustainable Future 2040 Fund	10.86%
Natixis Sustainable Future 2045 Fund	12.02%
Natixis Sustainable Future 2050 Fund	11.43%
Natixis Sustainable Future 2055 Fund	10.00%
Natixis Sustainable Future 2060 Fund	6.90%
Natixis Sustainable Future 2065 Fund	2.57%

82.87%

U.S. Sustainable Equity Fund	Percentage of Net Assets
Natixis and affiliates	96.50%

Investment activities of affiliated shareholders could have material impacts on the Fund.

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Notes to Financial Statements (continued)

December 31, 2022

h.  Reimbursement of Transfer Agent Fees and Expenses.  Natixis Advisors has given a binding contractual undertaking to Gateway Equity Call Premium Fund, Global Green Bond Fund, Global Sustainable Equity Fund, International Sustainable Equity Fund and U.S. Sustainable Equity Fund to reimburse any and all transfer agency expenses for the Funds’ Class N shares. This undertaking is in effect through April 30, 2023, and is not subject to recovery under the expense limitation agreement described above.

For the year ended December 31, 2022, Natixis Advisors reimbursed the Funds for transfer agency expenses as follows:

Reimbursement of Transfer Agency Expenses
Fund	Class N
Gateway Equity Call Premium Fund	$969
Global Green Bond Fund	1,131
Global Sustainable Equity Fund	1,704
International Sustainable Equity Fund	1,168
U.S. Sustainable Equity Fund	927

7.  Class-Specific Transfer Agent Fees and Expenses.  Transfer agent fees and expenses attributable to Class A, Class C and Class Y are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of those classes. Transfer agent fees and expenses attributable to Class N are allocated to Class N.

For the year ended December 31, 2022, the Funds incurred the following class-specific transfer agent fees and expenses (including sub-transfer agent fees, where applicable):

	Transfer Agent Fees and Expenses
Fund	Class A	Class C	Class N	Class Y
Gateway Fund	$615,244	$59,937	$3,119	$3,703,814
Gateway Equity Call Premium Fund	1,026	411	969	64,732
Global Green Bond Fund	7,239	—	1,131	33,879
Global Sustainable Equity Fund	37,648	14,916	1,704	789,471
International Sustainable Equity Fund	1,442	—	1,168	2,907
U.S. Sustainable Equity Fund	462	1,691	927	812

8.  Line of Credit.  Each Fund, together with certain other funds of Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trusts, entered into a $500,000,000 committed unsecured line of credit provided by State Street Bank. Any one Fund may borrow up to $350,000,000 under the line of credit agreement (as long as all borrowings by all Funds in the aggregate do not exceed the $500,000,000 limit at any time), subject to each Fund’s investment restrictions and its contractual obligations under the line of credit. Interest is charged to the Funds based upon the terms set forth in the agreement. In addition, a commitment fee of 0.15% per annum, payable at the end of each calendar quarter, is accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit. The Funds paid certain legal fees in connection with the line of credit agreement, which are being amortized over a period of 364 days and are reflected in legal fees on the Statements of Operations. The unamortized balance is reflected as prepaid expenses on the Statements of Assets and Liabilities.

For the year ended December 31, 2022, International Sustainable Equity Fund had an average daily balance on the line of credit (for those days on which there were borrowings) of $600,000 at a weighted average interest rate of 2.68%. Interest expense incurred on the line of credit was $268.

9.  Payable to Custodian Bank.  The Funds’ custodian bank, State Street Bank, provides overdraft protection to the Funds in the event of a cash shortfall. Cash overdrafts bear interest at a rate per annum equal to the Federal Funds rate plus a variable spread. At December 31, 2022, Global Green Bond Fund had a payable to the custodian bank of $2,071,038 for an overdraft.

10.  Risk.  The Funds’ investments in foreign securities may be subject to greater political, economic, environmental, credit/counterparty and information risks. The Fund’s investments in foreign securities also are subject to foreign currency fluctuations and other foreign currency-related risks. Foreign securities may be subject to higher volatility than U.S. securities, varying degrees of regulation and limited liquidity.

Russia’s military invasion of Ukraine in February 2022, the resulting responses by the United States and other countries, and the potential for wider conflict could increase volatility and uncertainty in the financial markets and adversely affect regional and global economies. These and any related events could significantly impact a Fund’s performance and the value of an investment in the Fund, even if the Fund does not have direct exposure to Russian issuers or issuers in other countries affected by the invasion.

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11.  Interest Expense.  The Funds incur interest expense on cash (including foreign currency) overdrafts at the custodian bank, borrowings on the line of credit and, for Global Green Bond Fund, foreign currency debit balances at brokers. Interest expense incurred for the year ended December 31, 2022 is reflected on the Statements of Operations.

12.  Concentration of Ownership.  From time to time, a Fund may have a concentration of one or more accounts constituting a significant percentage of shares outstanding. Investment activities by holders of such accounts could have material impacts on the Funds. As of December 31, 2022, based on management’s evaluation of the shareholder account base, the Funds had accounts representing controlling ownership of more than 5% of the Funds’ total outstanding shares. The number of such accounts, based on accounts that represent more than 5% of an individual class of shares, and the aggregate percentage of net assets represented by such holdings were as follows:

Fund	Number of 5% Non-Affiliated Account Holders	Percentage of Non-Affiliated Ownership	Percentage of Affiliated Ownership (Note 6g)	Total Percentage of Ownership
Gateway Equity Call Premium Fund	2	84.97%	—	84.97%
Global Green Bond Fund	3	35.19%	14.29%	49.48%
Global Sustainable Equity Fund	1	23.33%	—	23.33%
International Sustainable Equity Fund	2	12.32%	82.87%	95.19%

Omnibus shareholder accounts for which Natixis Advisors understands that the intermediary has discretion over the underlying shareholder accounts or investment models where a shareholder account may be invested for a non-discretionary customer are included in the table above. For other omnibus accounts, the Funds do not have information on the individual shareholder accounts underlying the omnibus accounts; therefore, there could be other 5% shareholders in addition to those disclosed in the table above.

13.  Capital Shares.  Each Fund may issue an unlimited number of shares of beneficial interest, without par value. Transactions in capital shares were as follows:

	Year Ended December 31, 2022		Year Ended December 31, 2021
Gateway Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	2,990,927	$111,688,911	4,103,014	$159,384,742
Issued in connection with the reinvestment of distributions	132,916	4,799,294	100,047	3,909,189
Redeemed	(5,070,154)	(186,569,866)	(4,696,532)	(182,041,657)

Net change	(1,946,311)	$(70,081,661)	(493,471)	$(18,747,726)

Class C
Issued from the sale of shares	295,524	$11,043,487	455,601	$17,700,327
Redeemed	(923,521)	(33,943,135)	(1,530,271)	(58,832,782)

Net change	(627,997)	$(22,899,648)	(1,074,670)	$(41,132,455)

Class N
Issued from the sale of shares	4,827,293	$182,200,937	5,482,060	$215,874,763
Issued in connection with the reinvestment of distributions	64,735	2,340,801	44,030	1,726,281
Redeemed	(6,643,828)	(244,989,922)	(3,197,125)	(126,136,905)

Net change	(1,751,800)	$(60,448,184)	2,328,965	$91,464,139

Class Y
Issued from the sale of shares	33,208,989	$1,246,241,832	37,955,789	$1,477,701,403
Issued in connection with the reinvestment of distributions	1,096,216	39,614,732	867,558	33,970,801
Redeemed	(52,875,105)	(1,938,033,620)	(32,342,708)	(1,248,292,004)

Net change	(18,569,900)	$(652,177,056)	6,480,639	$263,380,200

Increase (decrease) from capital share transactions	(22,896,008)	$(805,606,549)	7,241,463	$294,964,158

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13.  Capital Shares (continued).

	Year Ended December 31, 2022		Year Ended December 31, 2021
Gateway Equity Call Premium Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	21,527	$334,499	119,601	$1,838,974
Issued in connection with the reinvestment of distributions	807	11,890	486	7,707
Redeemed	(68,414)	(1,058,963)	(67,014)	(1,010,211)

Net change	(46,080)	$(712,574)	53,073	$836,470

Class C
Issued from the sale of shares	45,751	$665,059	5,571	$83,540
Issued in connection with the reinvestment of distributions	41	601	5	75
Redeemed	(29,736)	(422,608)	(9,350)	(135,497)

Net change	16,056	$243,052	(3,774)	$(51,882)

Class N
Issued from the sale of shares	1,231	$18,762	2,094	$31,390
Issued in connection with the reinvestment of distributions	156	2,287	263	4,105
Redeemed	(12,648)	(196,525)	(28,036)	(439,160)

Net change	(11,261)	$(175,476)	(25,679)	$(403,665)

Class Y
Issued from the sale of shares	6,302,053	$95,742,078	2,374,121	$36,711,691
Issued in connection with the reinvestment of distributions	34,360	498,728	8,278	130,618
Redeemed	(3,097,465)	(45,769,567)	(318,518)	(4,919,489)

Net change	3,238,948	$50,471,239	2,063,881	$31,922,820

Increase from capital share transactions	3,197,663	$49,826,241	2,087,501	$32,303,743

	Year Ended December 31, 2022		Year Ended December 31, 2021
Global Green Bond Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	224,455	$2,033,286	330,121	$3,478,742
Issued in connection with the reinvestment of distributions	36,736	308,268	18,695	191,969
Redeemed	(271,498)	(2,361,128)	(205,158)	(2,165,159)

Net change	(10,307)	$(19,574)	143,658	$1,505,552

Class N
Issued from the sale of shares	325,512	$2,912,104	402,160	$4,252,330
Issued in connection with the reinvestment of distributions	35,400	298,746	27,746	286,884
Redeemed	(508,558)	(4,731,582)	(723,427)	(7,634,063)

Net change	(147,646)	$(1,520,732)	(293,521)	$(3,094,849)

Class Y
Issued from the sale of shares	1,025,177	$9,141,286	1,803,141	$19,007,559
Issued in connection with the reinvestment of distributions	162,421	1,369,017	84,947	873,670
Redeemed	(1,230,856)	(10,806,351)	(763,186)	(8,021,816)

Net change	(43,258)	$(296,048)	1,124,902	$11,859,413

Increase (decrease) from capital share transactions	(201,211)	$(1,836,354)	975,039	$10,270,116

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Notes to Financial Statements (continued)

December 31, 2022

13.  Capital Shares (continued).

	Year Ended December 31, 2022		Year Ended December 31, 2021
Global Sustainable Equity Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	633,351	$10,228,563	730,171	$15,268,213
Issued in connection with the reinvestment of distributions	54,978	948,248	137,134	2,803,008
Redeemed	(883,055)	(13,688,073)	(484,741)	(10,404,320)

Net change	(194,726)	$(2,511,262)	382,564	$7,666,901

Class C
Issued from the sale of shares	127,671	$2,080,308	335,039	$6,688,657
Issued in connection with the reinvestment of distributions	13,506	224,871	35,331	691,330
Redeemed	(230,165)	(3,378,088)	(82,377)	(1,707,925)

Net change	(88,988)	$(1,072,909)	287,993	$5,672,062

Class N
Issued from the sale of shares	6,250,775	$105,399,673	7,851,561	$166,251,848
Issued in connection with the reinvestment of distributions	581,695	10,042,156	1,098,456	22,677,782
Redeemed	(5,072,369)	(79,685,344)	(2,037,482)	(42,874,998)

Net change	1,760,101	$35,756,485	6,912,535	$146,054,632

Class Y
Issued from the sale of shares	17,246,094	$287,327,840	23,278,352	$494,418,241
Issued in connection with the reinvestment of distributions	1,489,114	25,731,128	3,260,207	67,203,764
Redeemed	(17,853,965)	(281,709,316)	(24,519,480)	(529,966,929)

Net change	881,243	$31,349,652	2,019,079	$31,655,076

Increase from capital share transactions	2,357,630	$63,521,966	9,602,171	$191,048,671

	Year Ended December 31, 2022		Year Ended December 31, 2021
International Sustainable Equity Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	68,704	$727,987	20,848	$301,831
Issued in connection with the reinvestment of distributions	2,437	25,462	621	8,864
Redeemed	(29,117)	(307,887)	(427)	(6,066)

Net change	42,024	$445,562	21,042	$304,629

Class N
Issued from the sale of shares	309,325	$3,440,154	1,061,665	$15,350,795
Issued in connection with the reinvestment of distributions	26,059	273,620	32,137	457,863
Redeemed	(1,543,327)	(16,210,215)	(356,899)	(5,294,442)

Net change	(1,207,943)	$(12,496,441)	736,903	$10,514,216

Class Y
Issued from the sale of shares	89,827	$983,179	129,002	$1,885,986
Issued in connection with the reinvestment of distributions	2,813	29,504	2,927	41,940
Redeemed	(139,767)	(1,453,883)	(13,329)	(201,164)

Net change	(47,127)	$(441,200)	118,600	$1,726,762

Increase (decrease) from capital share transactions	(1,213,046)	$(12,492,079)	876,545	$12,545,607

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Notes to Financial Statements (continued)

December 31, 2022

13.  Capital Shares (continued).

	Year Ended December 31, 2022		Year Ended December 31, 2021
U.S. Sustainable Equity Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	8,597	$88,519	835	$10,270
Issued in connection with the reinvestment of distributions	22	223	50	623
Redeemed	(9,310)	(86,739)	—	—

Net change	(691)	$2,003	885	$10,893

Class C
Issued from the sale of shares	—	$—	7,608	$99,355
Issued in connection with the reinvestment of distributions	528	5,225	409	5,097

Net change	528	$5,225	8,017	$104,452

Class N
Redeemed	—	—	(111,465)	(1,400,000)

Net change	—	$—	(111,465)	$(1,400,000)

Class Y
Issued from the sale of shares	1,793	$17,237	16,848	$195,494
Issued in connection with the reinvestment of distributions	261	2,602	190	2,393
Redeemed	(254)	(2,531)	(13,605)	(157,637)

Net change	1,800	$17,308	3,433	$40,250

Increase (decrease) from capital share transactions	1,637	$24,536	(99,130)	$(1,244,405)

93  |

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Gateway Trust and Natixis Funds Trust I and Shareholders of Gateway Fund, Gateway Equity Call Premium Fund, Mirova Global Green Bond Fund, Mirova Global Sustainable Equity Fund, Mirova International Sustainable Equity Fund and Mirova U.S. Sustainable Equity Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Gateway Fund and Gateway Equity Call Premium Fund (two of the funds constituting Gateway Trust), Mirova Global Green Bond Fund, Mirova Global Sustainable Equity Fund, Mirova International Sustainable Equity Fund and Mirova U.S. Sustainable Equity Fund (four of the funds constituting Natixis Funds Trust I) (hereafter collectively referred to as the “Funds”) as of December 31, 2022, the related statements of operations for the year ended December 31, 2022, the statements of changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2022, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2022, and each of the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Boston, Massachusetts

February 22, 2023

We have served as the auditor of one or more of the investment companies in the Natixis Investment Company Complex since at least 1995. We have not been able to determine the specific year we began serving as auditor.

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2022 U.S. Tax Distribution Information to Shareholders (Unaudited)

Corporate Dividends Received Deduction.  For the fiscal year ended December 31, 2022, a percentage of dividends distributed by the Funds listed below qualify for the dividends received deduction for corporate shareholders. These percentages are as follows:

Fund	Qualifying Percentage
Gateway Fund	100.00%
Gateway Equity Call Premium Fund	100.00%
Global Sustainable Equity Fund	92.12%
U.S. Sustainable Equity Fund	14.68%

Capital Gains Distributions.  Pursuant to Internal Revenue Section 852(b), the following Funds paid distributions, which have been designated as capital gains distributions for the fiscal year ended December 31, 2022.

Fund	Amount
Global Green Bond Fund	$1,902,630
Global Sustainable Equity Fund	23,809,481
U.S. Sustainable Equity Fund	100,196

Qualified Dividend Income.  For the fiscal year ended December 31, 2022, a percentage of the ordinary income dividends paid by the Funds are considered qualified dividend income eligible for reduced tax rates. These lower rates range from 0% to 20% depending on an individual’s tax bracket. If the Funds paid a distribution during calendar year 2022, complete information will be reported in conjunction with Form 1099-DIV. These percentages are noted below:

Fund	Qualifying Percentage
Gateway Fund	100.00%
Gateway Equity Call Premium Fund	100.00%
Global Sustainable Equity Fund	70.78%
International Sustainable Equity Fund	100.00%
U.S. Sustainable Equity Fund	23.08%

Foreign Tax Credit.  For the year ended December 31, 2022, the Fund intends to pass through foreign tax credits and have derived gross income from sources within foreign countries amounting to:

Fund	Foreign Tax Credit Pass-Through	Foreign Source Income
International Sustainable Equity Fund	$51,801	$621,377

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Trustee and Officer Information

The tables below provide certain information regarding the Trustees and officers of Natixis Funds Trust I and Gateway Trust (the “Trusts”). Unless otherwise indicated, the address of all persons below is 888 Boylston Street, Suite 800, Boston, MA 02199-8197. The Funds’ Statement of Additional Information includes additional information about the Trustees of the Trusts and is available by calling Natixis Funds at 800-225-5478.

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES

Edmond J. English (1953)	Trustee since 2013 Chairperson of the Governance Committee and Contract Review Committee Member	Executive Chairman of Bob’s Discount Furniture (retail)	54 Director, Burlington Stores, Inc. (retail); Director, Rue Gilt Groupe, Inc. (e-commerce retail)	Significant experience on the Board and on the boards of other business organizations (including retail companies and a bank); executive experience (including at a retail company)

Richard A. Goglia (1951)	Trustee since 2015 Audit Committee Member and Governance Committee Member	Retired	54 Formerly, Director, Triumph Group (aerospace industry)	Significant experience on the Board and executive experience (including his role as vice president and treasurer of a defense company and experience at a financial services company)

Wendell J. Knox (1948)	Trustee since 2009 Chairperson of the Contract Review Committee	Retired	54 Director, Abt Associates Inc. (research and consulting); Director, The Hanover Insurance Group (property and casualty insurance); formerly, Director, Eastern Bank (bank)	Significant experience on the Board and on the boards of other business organizations (including at a bank and at a property and casualty insurance firm); executive experience (including roles as president and chief executive officer of a research and consulting company)

Martin T. Meehan (1956)	Trustee since 2012 Contract Review Committee Member and Governance Committee Member	President, University of Massachusetts	54 None	Significant experience on the Board and on the boards of other business organizations; experience as President of the University of Massachusetts; government experience (including as a member of the U.S. House of Representatives); academic experience

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Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES – continued

Maureen B. Mitchell (1951)	Trustee since 2017 Contract Review Committee Member and Governance Committee Member	Retired	54 Director, Sterling Bancorp (bank)	Significant experience on the Board; financial services industry and executive experience (including role as president of global sales and marketing at a financial services company)

James P. Palermo (1955)	Trustee since 2016 Audit Committee Member	Founding Partner, Breton Capital Management, LLC (private equity); Partner, STEP Partners, LLC (private equity)	54 Director, FutureFuel.io (chemicals and biofuels)	Significant experience on the Board; financial services industry and executive experience (including roles as chief executive officer of client management and asset servicing for a banking and financial services company)

Erik R. Sirri (1958)	Chairperson of the Board of Trustees since 2021 Trustee since 2009 Ex Officio member of the Audit Committee, Contract Review Committee and Governance Committee	Professor of Finance at Babson College	54 None	Significant experience on the Board; experience as Director of the Division of Trading and Markets at the Securities and Exchange Commission; academic experience; training as an economist

Peter J. Smail (1952)	Trustee since 2009 Audit Committee Member	Retired	54 None	Significant experience on the Board; mutual fund industry and executive experience (including roles as president and chief executive officer for an investment adviser)

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Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES – continued

Kirk A. Sykes (1958)	Trustee since 2019 Audit Committee Member and Governance Committee Member	Managing Director of Accordia Partners, LLC (real estate development); President of Primary Corporation (real estate development); Managing Principal of Merrick Capital Partners (infrastructure finance)

54

Advisor, Eastern Bank (bank); Director, Apartment Investment and Management Company (real estate investment trust); formerly, Director, Ares Commercial Real Estate Corporation (real estate investment trust)

Experience on the Board and significant experience on the boards of other business organizations (including real estate companies and banks)

Cynthia L. Walker (1956)	Trustee since 2005 Chairperson of the Audit Committee	Retired; Formerly, Deputy Dean for Finance and Administration, Yale University School of Medicine	54 None	Significant experience on the Board; executive experience in a variety of academic organizations (including roles as dean for finance and administration)

INTERESTED TRUSTEES

Kevin P. Charleston[3] (1965) One Financial Center Boston, MA 02111	Trustee since 2015	President, Chief Executive Officer and Chairman of the Board of Directors, Loomis, Sayles & Company, L.P.	54 None	Significant experience on the Board; continuing service as President, Chief Executive Officer and Chairman of the Board of Directors of Loomis, Sayles & Company, L.P.

David L. Giunta[4] (1965)	Trustee since 2011 President and Chief Executive Officer	President and Chief Executive Officer, Natixis Advisors, LLC and Natixis Distribution, LLC	54 None	Significant experience on the Board; experience as President and Chief Executive Officer of Natixis Advisors, LLC and Natixis Distribution, LLC

[1]	Each Trustee serves until retirement, resignation or removal from the Board. The current retirement age is 75. The position of Chairperson of the Board is appointed for a three-year term.

[2]

The Trustees of the Trusts serve as Trustees of a fund complex that includes all series of the Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, Gateway Trust, Loomis Sayles Funds I, Loomis Sayles Funds II, Natixis ETF Trust and Natixis ETF Trust II (collectively, the “Fund Complex”).

[3]

Mr. Charleston is deemed an “interested person” of the Trusts because he holds the following positions with an affiliated person of the Trusts: President, Chief Executive Officer and Chairman of the Board of Directors of Loomis, Sayles & Company, L.P.

[4]

Mr. Giunta is deemed an “interested person” of the Trusts because he holds the following positions with an affiliated person of the Trusts: President and Chief Executive Officer, Natixis Advisors, LLC and Natixis Distribution, LLC.

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Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years[2]

OFFICERS OF THE TRUSTS

Matthew Block (1981)	Treasurer, Principal Financial and Accounting Officer	Since 2022	Senior Vice President, Natixis Advisors, LLC and Natixis Distribution, LLC; formerly, Vice President, Natixis Advisors, LLC and Natixis Distribution, LLC; Assistant Treasurer of the Fund Complex; Managing Director, State Street Bank and Trust Company

Susan McWhan Tobin (1963)	Secretary and Chief Legal Officer	Since 2022	Executive Vice President, General Counsel and Secretary, Natixis Advisors, LLC and Natixis Distribution, LLC; formerly, Executive Vice President and Chief Compliance Officer of Natixis Investment Managers (March 2019– May 2022) and Senior Vice President and Head of Compliance, US for Natixis Investment Managers (July 2011–March 2019)

Natalie R. Wagner (1979)	Chief Compliance Officer, Assistant Secretary and Anti-Money Laundering Officer	Since 2021	Senior Vice President, Natixis Advisors, LLC and Natixis Distribution, LLC; formerly, Vice President, Head of Corporate Compliance, Global Atlantic Financial Group

[1]

Each officer of the Trusts serves for an indefinite term in accordance with the Trusts’ current by-laws until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.

[2]

Each person listed above, except as noted, holds the same position(s) with the Fund Complex. Previous positions during the past five years with Natixis Distribution, LLC, Natixis Advisors, LLC or Loomis, Sayles & Company, L.P. are omitted, if not materially different from an officer’s current position with such entity.

99  |

(b) Not Applicable.

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer and persons performing similar functions. There have been no amendments or waivers of the Registrant’s code of ethics during the period.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Registrant has established an audit committee. Mr. Richard A. Goglia, Mr. James Palermo, Mr. Peter J. Smail, Mr. Kirk A. Sykes and Ms. Cynthia L. Walker are members of the audit committee and have been designated as “audit committee financial experts” by the Board of Trustees. Each of these individuals is also an Independent Trustee of the Registrant.

Item 4. Principal Accountant Fees and Services.

Fees billed by the Principal Accountant for services rendered to the Registrant.

The table below sets forth fees billed by the principal accountant, PricewaterhouseCoopers LLP, for the past two fiscal years for professional services rendered in connection with a) the audit of the Registrant’s annual financial statements and services provided in connection with regulatory filings; b) audit-related services (including services that are reasonably related to the performance of the audit of the Registrant’s financial statements but not reported under “Audit Fees”); c) tax compliance, tax advice and tax planning and d) all other fees billed for professional services rendered by the principal accountant to the Registrant, other than the services provided as reported as a part of (a) through (c) of this Item.

	Audit fees		Audit-related fees[1]		Tax fees[2]		All other fees
	1/1/21-12/31/21	1/1/22-12/31/22	1/1/21-12/31/21	1/1/22-12/31/22	1/1/21-12/31/21	1/1/22-12/31/22	1/1/21-12/31/21	1/1/22-12/31/22
Gateway Trust	$83,712	$88,734	$1,286	$1,518	$17,664	$18,724	$—	$—

1.	Audit-related fees consist of:

2021 & 2022 – performance of agreed-upon procedures related to the Registrant’s deferred compensation plan.

2.	Tax fees consist of:

2021 & 2022 – review of the Registrant’s tax returns.

Aggregate fees billed to the Registrant for non-audit services during 2021 and 2022 were $18,950 and $20,242, respectively.

Fees billed by the Principal Accountant for services rendered to the Adviser and Control Affiliates.

The following table sets forth the fees billed by the Registrant’s principal accountant for non-audit services rendered to Gateway Investment Advisers, LLC (“Gateway”) and entities controlling, controlled by or under common control with Gateway (“Control Affiliates”) that provide ongoing services to the Registrant, for engagements that related directly to the operations and financial reporting of the Registrant for the last two fiscal years.

	Audit-related fees		Tax fees		All other fees
	1/1/21-12/31/21	1/1/22-12/31/22	1/1/21-12/31/21	1/1/22-12/31/22	1/1/21-12/31/21	1/1/22-12/31/22
Control Affiliates	$—	$—	$—	$—	$—	$—

The following table sets forth the aggregate fees billed by the Registrant’s principal accountant for non-audit services rendered to Gateway and Control Affiliates that provide ongoing services to the Registrant, for the last two fiscal years, including the fees disclosed in the table above.

Aggregate Non-Audit Fees
	1/1/21-12/31/21	1/1/22-12/31/22
Control Affiliates	$—	$—

None of the services described above were approved pursuant to paragraph (c)(7)(i)(C) of Regulation S-X.

Audit Committee Pre Approval Policies.

Annually, the Registrant’s Audit Committee reviews the audit, audit-related, tax and other non-audit services together with the projected fees, for services proposed to be rendered to the Registrant and/or other entities for which pre-approval is required during the upcoming year. Any subsequent revisions to already pre-approved services or fees (including fee increases) and requests for pre-approval of new services would be presented for consideration quarterly as needed.

If, in the opinion of management, a proposed engagement by the Registrant’s independent accountants needs to commence before the next regularly scheduled Audit Committee meeting, any member of the Audit Committee who is an independent Trustee of the Registrant is authorized to pre-approve the engagement, but only for engagements to provide audit, audit related and tax services. This approval is subject to review by the full Audit Committee at its next quarterly meeting. All other engagements require the approval of all the members of the Audit Committee.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included as part of the Report to Shareholders filed as Item 1 herewith.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Securities Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the period covered by the report that have materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)	(1)	Code of Ethics required by Item 2 hereof, filed herewith as Exhibit (a)(1).

(a)	(2)	Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 [17 CFR 270.30a-2(a)], filed herewith as Exhibits (a)(2)(1) and (a)(2)(2), respectively.

	(b)	Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Section 906 of Sarbanes-Oxley Act of 2002, filed herewith as Exhibit (b).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Gateway Trust

By:	/s/ David L. Giunta
Name:	David L. Giunta
Title:	President and Chief Executive Officer
Date:	February 22, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ David L. Giunta
Name:	David L. Giunta
Title:	President and Chief Executive Officer
Date:	February 22, 2023

By:	/s/ Matthew Block
Name:	Matthew Block
Title:	Treasurer and Principal Financial and
Accounting Officer
Date:	February 22, 2023